(LOGO)
UMB SCOUT FUNDS

                      SEMIANNUAL REPORT | DECEMBER 31, 2002

Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
Worldwide Fund
Worldwide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

                          ---------------------------
                                   OPPORTUNITY
                          ---------------------------
                          ---------------------------
                                     BEYOND
                          ---------------------------
                          ---------------------------
                                    TOMORROW
                          ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Economic and Market Outlook ...............................................    1

Stock Fund-- Stock Select Fund ............................................    2

Equity Index Fund .........................................................    8

Small Cap Fund ............................................................   16

WorldWide Fund-- WorldWide Select Fund ....................................   20

Technology Fund ...........................................................   28

Energy Fund ...............................................................   32

Balanced Fund .............................................................   36

Bond Fund .................................................................   41

Kansas Tax-Exempt Bond Fund ...............................................   46

Money Market Fund .........................................................   51

Tax-Free Money Market Fund ................................................   54

Statements of Assets and Liabilities ......................................   58

Statements of Operations ..................................................   60

Statements of Changes in Net Assets .......................................   62

Financial Highlights ......................................................   66

Notes to Financial Statements .............................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
ECONOMIC AND MARKET OUTLOOK

It has been another year of unusually slow growth for the U.S. economy. A primary factor was an oversupply of goods and equipment that put the brakes on capital spending, forcing it into the slow lane and taking the economy along for the ride.

It has long been our opinion that this oversupply needs to be "worked off" and that there needs to be an increase in demand from the private sector before economic growth could return to the fast lane. As of this writing, we think that inventories are finally in better balance, and while our 2003 forecast does not call for further deterioration in capital spending, we have not yet seen the increase in demand that we believe can provide the needed boost to capital spending.

Interest rates are at multi-decade lows. If there has been a champion of economic growth over the last year, in our opinion, it has been interest rate reduction. The Federal Reserve's frequent slashing of interest rates sparked discretionary consumer spending to surprising levels, considering the state of the economy.

Unfortunately, we do not believe interest rate reduction to be a long-term solution. Interest rates cannot go much lower, and the fuel for growth will soon have to come from another area. In our view, that source may well be an increase in capital spending. With that in mind, we believe that we could potentially see an end to government surplus and a rise in interest rates.

All things considered, we expect growth to be ever so slightly on the positive side going into the new year (barring any external shocks to the system). We do not currently expect 2003 to bring a double-dip economic recession, but we also recognize that the risk of that happening remains high.

We continue to appreciate your confidence and support and will strive to maintain that confidence.

Sincerely,



/s/W B Greiner

William B. Greiner, CFA
Chairman
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
STOCK FUND
STOCK SELECT FUND

OBJECTIVE:
The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

The last six months of 2002 saw continued poor markets. Hopefully a bottom has been made, but it is hard to tell at this point. The fiscal year opened with a weak July marked by poor corporate earnings reports and continued reports of corporate "wrong doers." The markets had a sharp rally in August, perhaps inspired by the newsmakers going on vacation.

Like other rallies over the last two years, this was met by substantial selling. The economy remained essentially flat, growing only a little. September also saw companies warning of weaker sales and earnings to be reported for the third quarter. October saw a substantial rebound as earnings were not as bad as many companies had led analysts to believe. Also financial markets came to expect the Federal Reserve Bank to lower short-term interest rates again.

In the fall of 2002, with both the federal government's rising budget deficit and the Federal Reserve Bank's lower interest rates providing fiscal and monetary stimulus, it appeared the forces might be in place for the economy to finally start growing. Better than expected earnings and more favorable policies provided a basis for stock markets around the world to rally. And this time, the rally was not met with big selling pressures.

In the absence of a more stimulative monetary policy, consumers spent cautiously for Christmas and businesses held capital spending plans in abeyance as the clouds of a prospective war hung over the worldwide economy. Oil prices rose, both reflecting war fears and creating a drag on worldwide economies.

The UMB Scout Stock Fund and the UMB Scout Stock Select Fund lagged the S&P 500(R) Index by 2.84% and 3.77%, respectively, for the quarter ended December 31, 2002. The UMB Scout Stock Fund's total return for the quarter was 5.60% and the UMB Scout Stock Select Fund's total return for the quarter was 4.67%, as compared to the S&P 500(R) Index at 8.44%. (Please see the accompanying tables for the Funds' longer-term performance and other important performance-related information.) The major drag on performance was the financial services and utility sectors. Health care and technology were positive contributors to performance.

Over the last six months, we have continued to reduce the number of holdings to give the Funds what we consider better focus.1 In the energy sector, we sold BP PLC and Anadarko Petroleum, and bought Noble Corp. In health care, we sold Bristol-Myers Squibb and Pharmacia, and bought Pfizer and Medtronic. In technology, we sold Computer Sciences, Intel and IBM and bought QUALCOMM. In the utilities sector, we sold Entergy, TXU and Progress Energy. In financial services, we sold Lincoln National and Aon Corp. and bought AJ Gallagher and State Street. In the consumer sector, we sold AOL Timer Warner and McDonald's and bought Best Buy and Omnicom.2 We think these changes will give the Funds greater exposure to the positive things we expect to see in 2003.

The UMB Scout Stock Fund closed the calendar year 2002 at $12.05 per share and had a total return (price change and reinvested distributions) of 5.60% for the quarter and -19.76% for the year. The UMB Scout Stock Select Fund closed the calendar year

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

2002 at $6.71 per share and had a total return (price change and reinvested distributions) of 4.67% for the last quarter and -19.84% for the year. The Funds' benchmark, the S&P 500(R) Index, posted returns of 8.44% for the quarter and -22.10% for the year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1)With fewer securities in their portfolios, the Funds are more exposed to individual stock volatility and market pressure than funds investing in a larger number of securities.
(2)Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT STOCK FUND (UMBSX)
 as of December 31, 2002

                       STOCK              S&P 500          LIPPER MULTI-CAP
                       FUND                INDEX              CORE INDEX

12/31/1992             10,000             10,000               10,000
12/31/1993             11,065             11,008               11,234
12/31/1994             11,371             11,153               11,130
12/31/1995             13,609             15,345               14,715
12/31/1996             15,060             18,870               17,729
12/31/1997             18,227             25,166               22,387
12/31/1998             19,615             32,357               26,571
12/31/1999             22,225             39,166               32,089
12/31/2000             22,258             35,600               31,019
12/31/2001             20,346             31,369               27,681
12/31/2002             16,325             24,437               21,663

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT STOCK SELECT FUND (UMBOX)
 as of December 31, 2002

                       STOCK
                       SELECT              S&P 500          LIPPER MULTI-CAP
                       FUND                 INDEX              CORE INDEX

5/17/1999              10,000             10,000               10,000
6/30/1999              10,080             10,276               10,268
12/31/1999             10,176             11,068               11,209
6/30/2000               9,703             11,021               11,659
12/31/2000              9,343             10,061               10,835
6/30/2001               8,753              9,387               10,279
12/31/2001              8,658              8,865                9,669
6/30/2002               7,825              7,698                8,455
12/31/2002              6,941              6,906                7,567

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)

Cash & Equivalents......15%
Health Care ............15%
Finance.................14%
Consumer Staples........11%
Consumer Discretionary..10%
Industrials.............10%
Info Technology.........10%
Energy.................. 7%
Materials............... 5%
Telecom Services........ 3%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
as of December 31, 2002
                                        1 YEAR     3 YEARS    5 YEARS  10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT STOCK FUND.................. -19.76%     -9.77%      -2.18%    5.02%
Lipper Multi-Cap Core Fund Index(1)... -21.74%    -12.28%      -0.66%    8.04%
S&P 500(R) Index(1)................... -22.10%    -14.55%      -0.59%    9.34%
------------------------------------------------------------------------------


  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                           MARKET         PERCENT
                                        VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

PepsiCo, Inc..............................$3,145             4%
Johnson & Johnson......................... 2,890             4%
Merck & Co., Inc.......................... 2,700             3%
FedEx Corp................................ 2,603             3%
Kimberly-Clark Corp....................... 2,374             3%
Mylan Laboratories, Inc................... 2,282             3%
Engelhard Corp............................ 2,235             3%
Kerr-McGee Corp........................... 2,038             2%
Weyerhaeuser Co........................... 1,968             2%
Anheuser-Busch Companies, Inc............. 1,936             2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL........... $24,171             29%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                 INCOME &                   CUMULATIVE(2)
                        NET     SHORT-TERM     LONG-TERM     VALUE PER
                       ASSET       GAINS          GAINS      SHARE PLUS
                       VALUE   DISTRIBUTION   DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/82.........    $ 9.87        $ 0.03        $   --        $  9.90
12/31/83.........     11.34          0.86            --          12.23
12/31/84.........     11.20          0.62          0.11          12.82
12/31/85.........     12.74          0.73          0.22          15.31
12/31/86.........     12.78          0.51          1.01          16.87
12/31/87.........     11.87          0.78          0.97          17.71
12/31/88.........     12.62          0.49          0.39          19.34
12/31/89.........     13.87          0.62          0.49          21.70
12/31/90.........     12.76          0.59          0.21          21.39
12/31/91.........     15.40          0.48            --          24.51
12/31/92.........     15.77          0.39          0.31          25.58
12/31/93.........     16.24          0.38          0.79          27.21
12/31/94.........     15.01          0.46          1.19          27.63
12/31/95.........     16.34          0.73          0.86          30.55
12/31/96.........     16.97          0.47          0.62          32.27
12/31/97.........     19.01          0.46          1.00          35.77
12/31/98.........     18.86          0.45          1.10          37.17
12/31/99.........     19.12          0.40          1.79          39.61
12/31/00.........     17.11          0.20          1.81          39.61
12/31/01.........     15.15          0.14          0.35          38.14
12/31/02.........     12.05          0.12            --          35.15
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of December 31, 2002
                                       QUARTER     1 YEAR   3 YEARS   INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT STOCK SELECT FUND...........  4.67%     -19.84%    -11.98%   -9.58%
Lipper Multi-Cap Core Fund Index(1)...  6.33%     -21.74%    -12.28%   -7.40%
S&P 500(R)Index1......................  8.44%    -.22.10%    -14.55%   -9.70%
--------------------------------------------------------------------------------

  Inception - May 17, 1999.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on page 3 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                           MARKET       PERCENT
                                        VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------

PepsiCo, Inc..............................  $604         4%
Johnson & Johnson.........................   513         4%
Merck & Co., Inc..........................   510         4%
Kimberly-Clark Corp.......................   451         3%
FedEx Corp................................   439         3%
Mylan Laboratories, Inc...................   436         3%
Kerr-McGee Corp...........................   434         3%
Engelhard Corp............................   434         3%
Anheuser-Busch Companies, Inc.............   368         3%
TJX Companies, Inc........................   365         3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............$4,554        33%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                     INCOME &                   CUMULATIVE(2)
                            NET     SHORT-TERM      LONG-TERM     VALUE PER
                           ASSET       GAINS          GAINS       SHARE PLUS
                           VALUE    DISTRIBUTION   DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/99..............   $ 10.10       $ 0.07        $   --        $ 10.17
12/31/00..............      9.17         0.10            --           9.35
12/31/01..............      8.43         0.07            --           8.67
12/31/02..............      6.71         0.05            --           7.00
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

Health Care.............17%
Finance.................15%
Consumer Staples........13%
Consumer Discretionary..12%
Industrials.............11%
Info Technology.........11%
Energy.................. 8%
Materials............... 5%
Telecom Services........ 4%
Cash & Equivalents...... 2%
Utilities............... 2%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

STOCK FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 85.0%
CONSUMER DISCRETIONARY -- 9.9%
    47,600       Best Buy Co.* ...............................       $ 1,149,540
    49,000       Brinker International, Inc.*.................         1,580,250
    29,000       Knight Ridder, Inc. .........................         1,834,250
    13,500       Omnicom Group, Inc. .........................           872,100
    50,000       Target Corp. ................................         1,500,000
    70,000       TJX Companies, Inc. .........................         1,366,400
                                                                     -----------
                                                                       8,302,540
                                                                     -----------

CONSUMER STAPLES -- 11.0%
    40,000       Anheuser-Busch Companies, Inc. ..............         1,936,000
    50,000       Kimberly-Clark Corp. ........................         2,373,500
    74,500       PepsiCo, Inc. ...............................         3,145,390
    20,000       Procter & Gamble Co. ........................         1,718,800
                                                                     -----------
                                                                       9,173,690
                                                                     -----------

ENERGY -- 7.0%
    46,000       Kerr-McGee Corp. ............................         2,037,800
    60,000       Marathon Oil Corp. ..........................         1,277,400
    40,000       Noble Corp.* ................................         1,406,000
    30,000       Shell Transport & Trading PLC................         1,167,600
                                                                     -----------
                                                                       5,888,800
                                                                     -----------

FINANCE -- 13.6%
    25,000       American Express Co. ........................           883,750
    22,500       American International Group.................         1,301,625
    35,000       Arthur J. Gallagher & Co. ...................         1,028,300
    72,200       FirstMerit Corp. ............................         1,563,852
    18,000       Marsh & McLennan
                 Companies, Inc. .............................           831,780
    46,500       Merrill Lynch & Co., Inc. ...................         1,764,675
    45,000       State Street Corp. ..........................         1,755,000
    60,000       U.S. Bancorp ................................         1,273,200
    20,000       Wells Fargo & Co. ...........................           937,400
                                                                     -----------
                                                                      11,339,582
                                                                     -----------

HEALTH CARE -- 15.1%
    29,200       Amgen, Inc.* ................................         1,411,528
    25,200       Genentech, Inc.* ............................           835,632
    53,800       Johnson & Johnson ...........................         2,889,598
    24,800       Medtronic, Inc. .............................         1,130,880
    47,700       Merck & Co., Inc. ...........................         2,700,297
    65,400       Mylan Laboratories, Inc. ....................         2,282,460
    45,000       Pfizer, Inc. ................................         1,375,650
                                                                     -----------
                                                                      12,626,045
                                                                     -----------

INDUSTRIALS -- 10.4%
    14,000       3M Co. ......................................         1,726,200
    40,000       Dover Corp. .................................         1,166,400
    33,300       Emerson Electric Co. ........................         1,693,305
    48,000       FedEx Corp. .................................         2,602,560
   107,500       Southwest Airlines Co. ......................         1,494,250
                                                                     -----------
                                                                       8,682,715
                                                                     -----------

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 9.5%
    96,600       Cisco Systems, Inc.* ........................       $ 1,265,460
    41,700       Dell Computer Corp.* ........................         1,115,058
    34,300       Microsoft Corp.* ............................         1,773,310
    45,000       Molex, Inc. .................................         1,036,800
    56,100       Nokia Corp. ADR, Class A.....................           869,550
    78,000       Oracle Corp.* ...............................           842,400
    28,900       QUALCOMM, Inc.* .............................         1,051,671
                                                                     -----------
                                                                       7,954,249
                                                                     -----------

MATERIALS -- 5.0%
   100,000       Engelhard Corp. .............................         2,235,000
    40,000       Weyerhaeuser Co. ............................         1,968,400
                                                                     -----------
                                                                       4,203,400
                                                                     -----------

TELECOMMUNICATION SERVICES -- 3.5%
    47,800       BellSouth Corp. .............................         1,236,586
    62,000       SBC Communications, Inc. ....................         1,680,820
                                                                     -----------
                                                                       2,917,406
                                                                     -----------

TOTAL COMMON STOCKS
(COST $69,905,659)-- 85.0% ...................................        71,088,427
                                                                     -----------


REPURCHASE AGREEMENT
(COST $12,432,000) -- 14.9%
                Northern Trust Co.
                 1.12%, dated 12/31/02,
                 repurchase price $12,432,774
                 maturing 01/02/03
                 (collateralized by U.S. Treasury
$12,432,000      Note, 3.375%, 04/30/04)......................        12,432,000
                                                                     -----------


TOTAL INVESTMENTS
(COST $82,337,659)-- 99.9% ...................................        83,520,427


Other assets less liabilities-- 0.1%..........................            52,973
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $12.05 per share;
   20,000,000 shares of $1.00 par value
   capital shares authorized;
   6,932,745 shares outstanding) .............................       $83,573,400
                                                                     -----------

ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)


STOCK SELECT FUND


--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.6%
CONSUMER DISCRETIONARY -- 12.0%
     8,800       Best Buy Co., Inc.* .........................       $   212,520
     9,100       Brinker International, Inc.*.................           293,475
     5,575       Knight Ridder, Inc. .........................           352,619
     2,500       Omnicom Group, Inc. .........................           161,500
     9,400       Target Corp. ................................           282,000
    18,700       TJX Companies, Inc. .........................           365,024
                                                                     -----------
                                                                       1,667,138
                                                                     -----------

CONSUMER STAPLES -- 12.5%
     7,600       Anheuser-Busch Companies, Inc. ..............           367,840
     9,500       Kimberly-Clark Corp. ........................           450,965
    14,300       PepsiCo, Inc. ...............................           603,746
     3,700       Procter & Gamble Co. ........................           317,978
                                                                     -----------
                                                                       1,740,529
                                                                     -----------

ENERGY -- 8.3%
     9,800       Kerr-McGee Corp. ............................           434,140
    11,500       Marathon Oil Corp. ..........................           244,835
     7,000       Noble Corp.* ................................           246,050
     5,700       Shell Transport & Trading PLC................           221,844
                                                                     -----------
                                                                       1,146,869
                                                                     -----------

FINANCE -- 14.6%
     4,500       American Express Co. ........................           159,075
     3,900       American International Group, Inc. ..........           225,615
     6,200       Arthur J. Gallager & Co. ....................           182,156
    13,100       FirstMerit Corp. ............................           283,746
     3,100       Marsh & McLennan
                 Companies, Inc. .............................           143,251
     7,900       Merrill Lynch & Co., Inc. ...................           299,805
     7,500       State Street Corp. ..........................           292,500
    12,300       U.S. Bancorp ................................           261,006
     3,700       Wells Fargo & Co. ...........................           173,419
                                                                     -----------
                                                                       2,020,573
                                                                     -----------

HEALTH CARE -- 16.8%
     5,400       Amgen, Inc.* ................................           261,036
     4,700       Genentech, Inc.* ............................           155,852
     9,560       Johnson & Johnson ...........................           513,467
     4,600       Medtronic, Inc. .............................           209,760
     9,000       Merck & Co., Inc. ...........................           509,490
    12,500       Mylan Laboratories, Inc. ....................           436,250
     8,300       Pfizer, Inc. ................................           253,731
                                                                     -----------
                                                                       2,339,586
                                                                     -----------

INDUSTRIALS -- 11.4%
     2,800       3M Co. ......................................           345,240
     7,600       Dover Corp. .................................           221,616
     6,300       Emerson Electric Co. ........................           320,355
     8,100       FedEx Corp. .................................           439,182
    18,700       Southwest Airlines Co. ......................           259,930
                                                                     -----------
                                                                       1,586,323
                                                                     -----------

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY-- 10.7%
    18,300       Cisco Systems, Inc.* ........................       $   239,730
     7,200       Dell Computer Corp.* ........................           192,528
     6,500       Microsoft Corp.* ............................           336,050
     8,500       Molex, Inc. .................................           195,840
    10,700       Nokia Corp. ADR, Class A.....................           165,850
    13,300       Oracle Corp.* ...............................           143,640
     5,800       QUALCOMM, Inc.* .............................           211,062
                                                                     -----------
                                                                       1,484,700
                                                                     -----------

MATERIALS -- 5.4%
    19,400       Engelhard Corp. .............................           433,590
     6,300       Weyerhaeuser Co. ............................           310,023
                                                                     -----------
                                                                         743,613
                                                                     -----------

TELECOMMUNICATION SERVICES -- 4.1%
     9,200       BellSouth Corp. .............................           238,004
    12,100       SBC Communications, Inc. ....................           328,031
                                                                     -----------
                                                                         566,035
                                                                     -----------

UTILITIES -- 1.8%
     5,600       Entergy Corp. ...............................           255,304
                                                                     -----------


TOTAL COMMON STOCKS
(COST $14,817,101)-- 97.6% ...................................        13,550,670
                                                                     -----------


REPURCHASE AGREEMENT
(COST $321,000) -- 2.3%
             Northern Trust Co.
             1.12%, dated 12/31/02,
             repurchase price $321,020
             maturing 01/02/03
             (collateralized by U.S. Treasury
$  321,000   Note, 3.375%, 04/30/04)..........................           321,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $15,138,101)-- 99.9% ...................................        13,871,670

Other assets less liabilities-- 0.1%..........................            17,194
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $6.71 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  2,068,496 shares outstanding) ..............................       $13,888,864
                                                                     -----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE:
The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the S&P 500(R) Index.

The UMB Scout Equity Index Fund declined 22.33% in value for the 12 months ended December 31, 2002. During this same time period, the S&P 500(R) Index lost 22.10% of its value. The small difference in returns was primarily due to expenses, which are charged to the Fund but not the Index, and the challenges of managing cash flow additions and withdrawals from the Fund.

Double-digit sector decreases occurred in eight of ten sectors with only consumer staples and materials providing single-digit losses. The greatest losses, greater than 30%, were in the information technology, telecom services and utilities sectors. There were 23 deletions and additions to the S&P 500(R) Index during the year of 2002.

We continue to appreciate your support and will continue to execute a passive investment strategy designed to provide returns, which closely track the risk and return characteristics of the S&P 500(R) Index.

The UMB Scout Equity Index Fund closed the calendar year 2002 at $6.04 per share with a total return (price change and reinvested distributions) of 8.25% for the quarter and -22.33% for the year. The Fund's benchmark, the S&P 500(R) Index, posted returns of 8.44% for the quarter and -22.10% for the year.

TOM R. DAY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT EQUITY INDEX FUND (UMBQX)
 as of December 31, 2002

                           EQUITY INDEX                S&P 500
                               FUND                     INDEX

  5/1/2000                    10,000                    10,000
 6/30/2000                    10,020                    10,036
 9/30/2000                     9,900                     9,939
12/31/2000                     9,132                     9,161
 3/31/2001                     8,036                     8,075
 6/30/2001                     8,497                     8,548
 9/30/2001                     7,246                     7,293
12/31/2001                     8,006                     8,073
 3/31/2002                     8,026                     8,095
 6/30/2002                     6,948                     7,010
 9/30/2002                     5,744                     5,799
12/31/2002                     6,218                     6,288

(1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
(2)"Standard & Poor's,(R)" "S&P,(R)" "S&P 500(R)" and "Standard and Poor's
   500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Scout Investment Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's(R) and Standard & Poor's(R) makes no representation regarding the advisability of investing in the Fund. Performance returns for the UMB Scout Equity Index Fund and S&P 500(R) Index assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of December 31, 2002
                                       QUARTER    1 YEAR    INCEPTION
------------------------------------------------------------------------------

UMB SCOUT EQUITY INDEX FUND.........    8.25%    -22.33%     -16.29%
S&P 500(R)Index(1)..................    8.44%    -22.10%     -15.94%
Lipper S&P 500 Index Fund Index(1)..    8.54%    -22.17%     -16.12%
--------------------------------------------------------------------------------


  Inception -- May 1, 2000.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                           MARKET         PERCENT
                                        VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

Microsoft Corp............................$1,267             3%
General Electric Co....................... 1,111             3%
ExxonMobil Corp........................... 1,080             3%
Wal-Mart Stores, Inc...................... 1,023             3%
Pfizer, Inc...............................   863             2%
Citigroup, Inc............................   831             2%
Johnson & Johnson.........................   730             2%
American International Group, Inc.........   691             2%
International Business Machines Corp......   604             2%
Merck & Co., Inc..........................   586             1%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............$8,786            23%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                 INCOME &                     CUMULATIVE(2)
                    NET        SHORT-TERM       LONG-TERM       VALUE PER
                   ASSET          GAINS           GAINS        SHARE PLUS
                   VALUE       DISTRIBUTION   DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/00.........$ 9.08           $ 0.05         $   --          $ 9.13
12/31/01.........  7.88             0.07           0.01            8.01
12/31/02.........  6.04             0.08             --            6.26
--------------------------------------------------------------------------------


(2)Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)

Finance.................20%
Health Care ............15%
Info Technology.........14%
Consumer Discretionary..13%
Industrials.............11%
Consumer Staples........10%
Energy.................. 6%
Telecom Services........ 4%
Materials............... 3%
Utilities............... 3%
Miscellaneous........... 1%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.8%
CONSUMER DISCRETIONARY -- 13.3%
       350      American Greetings Corp., Class A*..............      $    5,530
    20,525      AOL Time Warner, Inc.* .........................         268,877
       450      AutoZone, Inc.* ................................          31,792
     1,300      Bed, Bath & Beyond, Inc.*.......................          44,889
     1,500      Best Buy Co., Inc.* ............................          36,225
       550      Big Lots, Inc.* ................................           7,276
       350      Black & Decker Corp. ...........................          15,012
       450      Brunswick Corp. ................................           8,937
     2,650      Carnival Corp. .................................          66,118
       250      Centex Corp. ...................................          12,550
     1,000      Circuit City Stores, Inc. ......................           7,420
     2,850      Clear Channel
                Communications, Inc.* ..........................         106,277
    10,628      Comcast Corp., Class A Special*.................         250,502
       350      Cooper Tire & Rubber Co. .......................           5,369
     2,100      Costco Wholesale Corp.*.........................          58,926
       650      Dana Corp. .....................................           7,644
       825      Darden Restaurants, Inc. .......................          16,871
     2,550      Delphi Corp. ...................................          20,528
       350      Dillard's, Inc. ................................           5,551
     9,400      Disney (Walt) Co. ..............................         153,314
     1,525      Dollar General Corp. ...........................          18,224
       350      Dow Jones & Co., Inc. ..........................          15,130
     1,350      Eastman Kodak Co. ..............................          47,304
     1,400      eBay, Inc.* ....................................          94,948
       800      Family Dollar Stores, Inc. .....................          24,968
       900      Federated Department Stores, Inc.*..............          25,884
     8,443      Ford Motor Co. .................................          78,520
       650      Fortune Brands, Inc. ...........................          30,232
     1,200      Gannett Co., Inc. ..............................          86,160
     4,100      Gap, Inc. ......................................          63,632
     2,600      General Motors Corp. ...........................          95,836
       800      Genuine Parts Co. ..............................          24,640
       750      Goodyear Tire and Rubber Co. ...................           5,108
     1,350      Harley-Davidson, Inc. ..........................          62,370
       550      Harrah's Entertainment, Inc.*...................          21,780
       800      Hasbro, Inc. ...................................           9,240
     1,750      Hilton Hotels Corp. ............................          22,242
    10,700      Home Depot, Inc. ...............................         256,372
       400      International Game
                Technology, Inc.* . ............................          30,368
     1,800      Interpublic Group of
                Companies, Inc. ................................          25,344
       450      Johnson Controls, Inc. .........................          36,076
       600      Jones Apparel Group, Inc.*......................          21,264
       200      KB Home ........................................           8,570
       350      Knight Ridder, Inc. ............................          22,138

--------------------------------------------------------------------------------
NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (Continued)
     1,550      Kohl's Corp.* ..................................      $   86,722
       900      Leggett & Platt, Inc. ..........................          20,196
     2,400      Limited Brands, Inc. ...........................          33,432
       500      Liz Claiborne, Inc. ............................          14,825
     3,600      Lowe's Companies, Inc. .........................         135,000
     1,100      Marriott International, Inc., Class A...........          36,157
     2,000      Mattel, Inc. ...................................          38,300
     1,350      May Department Stores Co. ......................          31,023
       350      Maytag Corp. ...................................           9,975
     5,800      McDonald's Corp. ...............................          93,264
       900      McGraw-Hill Companies, Inc. ....................          54,396
       200      Meredith Corp. .................................           8,222
       700      New York Times Co., Class A.....................          32,011
     1,200      Newell Rubbermaid, Inc. ........................          36,396
     1,200      Nike, Inc., Class B ............................          53,364
       650      Nordstrom, Inc. ................................          12,330
     1,450      Office Depot, Inc.* ............................          21,402
       900      Omnicom Group, Inc. ............................          58,140
     1,200      Penney (J.C.) Co., Inc. ........................          27,612
       300      Pulte Homes, Inc. ..............................          14,361
       800      RadioShack Corp. ...............................          14,992
       300      Reebok International Ltd.*......................           8,820
     1,450      Sears, Roebuck and Co. .........................          34,728
       650      Sherwin-Williams Co. ...........................          18,362
       250      Snap-On, Inc. ..................................           7,028
       450      Stanley Works ..................................          15,561
     2,200      Staples, Inc.* .................................          40,260
     1,800      Starbucks Corp.* ...............................          36,684
       900      Starwood Hotels & Resorts
                Worldwide, Inc. ................................          21,366
     4,200      Target Corp. ...................................         126,000
       700      Tiffany & Co. ..................................          16,737
     2,400      TJX Companies, Inc..............................          46,848
       500      TMP Worldwide, Inc.* ...........................           5,655
     1,000      Toys "R" Us, Inc.* . ...........................          10,000
     1,400      Tribune Co. ....................................          63,644
       250      Tupperware Corp. ...............................           3,770
     1,100      Univision Communications, Inc.* ................          26,950
       450      VF Corp. .......................................          16,222
     8,079      Viacom, Inc., Class B* .........................         329,300
       576      Visteon Corp. ..................................           4,009
    20,250      Wal-Mart Stores, Inc. ..........................       1,022,828
       550      Wendy's International, Inc. ....................          14,888
       350      Whirlpool Corp. ................................          18,277
     1,400      Yum! Brands, Inc.* . ...........................          33,908
                                                                     -----------
                                                                       5,009,923
                                                                     -----------

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 9.4%
       300       Alberto-Culver Co., Class B...................       $   15,120
     1,700       Albertson's, Inc. ............................           37,842
     3,900       Anheuser-Busch Companies, Inc. ...............          188,760
     2,961       Archer-Daniels-Midland Co. ...................           36,716
     1,100       Avon Products, Inc. ..........................           59,257
       350       Brown-Forman Corp., Class B...................           22,876
     1,900       Campbell Soup Co. ............................           44,593
     1,000       Clorox Co. ...................................           41,250
    11,400       Coca-Cola Co. ................................          499,548
     2,100       Coca-Cola Enterprises, Inc. ..................           45,612
     2,450       Colgate-Palmolive Co. ........................          128,454
     2,500       ConAgra, Inc. ................................           62,525
       200       Coors (Adolph) Co., Class B...................           12,250
     1,850       CVS Corp. ....................................           46,194
     1,650       General Mills, Inc. ..........................           77,468
     4,850       Gillette Co. .................................          147,246
     1,650       Heinz (H.J.) Co. .............................           54,236
       650       Hershey Foods Corp. ..........................           43,836
     1,900       Kellogg Co. ..................................           65,113
     2,350       Kimberly-Clark Corp. .........................          111,554
     3,550       Kroger Co.* ..................................           54,848
     1,300       Pepsi Bottling Group, Inc. ...................           33,410
     7,955       PepsiCo, Inc. ................................          335,860
     9,450       Philip Morris Companies, Inc. ................          383,008
     6,000       Procter & Gamble Co. .........................          515,640
       400       R.J. Reynolds Tobacco
                 Holdings, Inc. ...............................           16,844
     2,000       Safeway, Inc.* ...............................           46,720
     3,600       Sara Lee Corp. ...............................           81,036
       650       Supervalu, Inc. ..............................           10,732
     3,000       SYSCO Corp. ..................................           89,370
       800       UST, Inc. ....................................           26,744
     4,750       Walgreen Co. .................................          138,652
       650       Winn-Dixie Stores, Inc. ......................            9,932
     1,000       Wrigley (Wm., Jr.) Co. .......................           54,880
                                                                      ----------
                                                                       3,538,126
                                                                      ----------

ENERGY -- 5.9%
       450       Amerada Hess Corp. ...........................           24,772
     1,186       Anadarko Petroleum Corp. .....................           56,809
       685       Apache Corp. .................................           39,038
       350       Ashland, Inc. ................................            9,986
     1,550       Baker Hughes, Inc. ...........................           49,895
       700       BJ Services Co.* .............................           22,617
       900       Burlington Resources, Inc. ...................           38,385
     4,916       ChevronTexaco Corp. ..........................          326,816
     3,083       ConocoPhillips ...............................          149,186
       700       Devon Energy Corp. ...........................           32,130
       500       EOG Resources, Inc. ..........................           19,960
    30,900       ExxonMobil Corp. .............................        1,079,646

--------------------------------------------------------------------------------
  NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------

ENERGY (Continued)
     2,000       Halliburton Co. ..............................       $   37,420
       450       Kerr-McGee Corp. .............................           19,935
     1,450       Marathon Oil Corp. ...........................           30,871
       700       Nabors Industries Ltd.*.......................           24,689
       600       Noble Corp.* .................................           21,090
     1,750       Occidental Petroleum Corp. ...................           49,788
       450       Rowan Companies, Inc. ........................           10,215
     2,650       Schlumberger Ltd. ............................          111,538
       350       Sunoco, Inc. .................................           11,613
     1,500       Transocean, Inc. .............................           34,800
     1,200       Unocal Corp. .................................           36,696
                                                                      ----------
                                                                       2,237,895
                                                                      ----------

FINANCE -- 20.3%
     1,200       ACE Ltd. .....................................           35,208
     2,400       AFLAC, Inc. ..................................           72,288
     3,250       Allstate Corp. ...............................          120,218
       450       Ambac Financial Group ........................           25,308
     6,000       American Express Co. .........................          212,100
    11,944       American International Group, Inc. ...........          690,960
     1,650       AmSouth Bancorporation .......................           31,680
     1,400       Aon Corp. ....................................           26,446
     6,850       Bank of America Corp. ........................          476,554
     3,350       Bank of New York Co., Inc. ...................           80,266
     5,300       Bank One Corp. ...............................          193,715
     2,150       BB&T Corp. ...................................           79,528
       450       Bear Stearns Cos., Inc. ......................           26,730
     1,000       Capital One Financial Corp. ..................           29,720
     6,125       Charles Schwab Corp. .........................           66,456
       997       Charter One Financial, Inc. ..................           28,644
       800       Chubb Corp. ..................................           41,760
       750       Cincinnati Financial Corp. ...................           28,162
    23,606       Citigroup, Inc. ..............................          830,695
       850       Comerica, Inc. ...............................           36,754
       550       Countrywide Credit
                 Industries, Inc.* . ..........................           28,408
     1,900       Equity Office Properties Trust................           47,462
     1,200       Equity Residential
                 Properties Trust .............................           29,496
     3,200       Federal Home Loan
                 Mortgage Corp. ...............................          188,960
     4,550       Federal National Mortgage
                 Association ..................................          292,702
     2,615       Fifth Third Bancorp ..........................          153,108
       600       First Tennessee National Corp. ...............           21,564
     4,806       FleetBoston Financial Corp. ..................          116,786
     1,200       Franklin Resources, Inc. .....................           40,896
       750       Golden West Financial Corp. ..................           53,858
     2,200       Goldman Sachs Group, Inc. ....................          149,820
     1,200       Hartford Financial Services
                 Group, Inc. ..................................           54,516

                                                       Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                VALUE
--------------------------------------------------------------------------------

FINANCE (Continued)
     2,200       Household International, Inc. ................       $   61,182
     1,130       Huntington Bancshares, Inc. ..................           21,142
     9,185       J.P. Morgan Chase & Co., Inc. ................          220,440
       625       Jefferson Pilot Corp. ........................           23,819
     1,300       John Hancock Financial
                 Services, Inc. ...............................           36,270
     2,000       KeyCorp ......................................           50,280
     1,100       Lehman Brothers Holdings, Inc. ...............           58,619
       800       Lincoln National Corp. .......................           25,264
       900       Loews Corp. ..................................           40,014
     2,500       Marsh & McLennan
                 Companies, Inc. ..............................          115,525
     1,000       Marshall & Ilsley Corp. ......................           27,380
       625       MBIA, Inc. ...................................           27,412
     5,825       MBNA Corp. ...................................          110,792
     2,000       Mellon Financial Corp. .......................           52,220
     4,000       Merrill Lynch & Co., Inc. ....................          151,800
      3,200       MetLife, Inc. ...............................           86,528
       450       MGIC Investment Corp. ........................           18,585
       650       Moody's Corp. ................................           26,838
     5,000       Morgan Stanley ...............................          199,600
     2,850       National City Corp. ..........................           77,862
       700       North Fork Bancorporation.....................           23,618
     1,000       Northern Trust Corp. .........................           35,050
       800       Plum Creek Timber Co., Inc. ..................           18,880
     1,350       PNC Financial Services Group .................           56,565
     1,500       Principal Financial Group, Inc. ..............           45,195
       950       Progressive Corp. ............................           47,148
     1,300       Providian Financial Corp.*....................            8,437
     2,600       Prudential Financial, Inc. ...................           82,524
     1,000       Regions Financial Corp. ......................           33,360
       650       SAFECO Corp. .................................           22,536
       900       Simon Property Group, Inc. ...................           30,663
       750       SLM Corp. ....................................           77,895
     1,600       SouthTrust Corp. .............................           39,760
     1,000       St. Paul Companies, Inc. .....................           34,050
     1,500       State Street Corp. ...........................           58,500
     1,000       Stilwell Financial, Inc. .....................           13,070
     1,350       SunTrust Banks, Inc. .........................           76,842
     1,400       Synovus Financial Corp. ......................           27,160
       550       T. Rowe Price Group, Inc. ....................           15,004
       550       Torchmark Corp. ..............................           20,092
     4,593       Travelers Property Casualty Corp.*............           67,287
     8,831       U.S. Bancorp .................................          187,394
       875       Union Planters Corp. .........................           24,623
     1,100       UnumProvident Corp. ..........................           19,294
     6,250       Wachovia Corp. ...............................          227,750
     4,325       Washington Mutual, Inc. ......................          149,342
     7,750       Wells Fargo & Co. ............................          363,242
       600       XL Capital Ltd. ..............................           46,350
       400       Zions Bancorporation .........................           15,740
                                                                      ----------
                                                                       7,609,711
                                                                      ----------

--------------------------------------------------------------------------------
   NUMBER OF
     SHARES                                                             VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 14.8%
     7,200       Abbott Laboratories ..........................         $288,000
       650       Aetna, Inc. ..................................           26,728
       550       Allergan, Inc. ...............................           31,691
       511       AmerisourceBergen Corp. ......................           27,752
     5,894       Amgen, Inc.* .................................          284,916
       600       Anthem, Inc.* ................................           37,740
     1,000       Applera Corp. -
                 Applied Biosystems Group......................           17,540
       200       Bard (C.R.), Inc. ............................           11,600
       250       Bausch & Lomb, Inc. ..........................            9,000
     2,700       Baxter International, Inc. ...................           75,600
     1,200       Becton, Dickinson & Co. ......................           36,828
       650       Biogen, Inc.* ................................           26,039
     1,237       Biomet, Inc. .................................           35,452
     1,900       Boston Scientific Corp.* .....................           80,788
     8,900       Bristol-Myers Squibb Co. .....................          206,035
     2,050       Cardinal Health, Inc. ........................          121,340
       900       Chiron Corp.* ................................           33,840
       650       CIGNA Corp. ..................................           26,728
     5,200       Eli Lilly & Co. ..............................          330,200
       800       Forest Laboratories, Inc.*....................           78,576
     1,000       Genzyme Corp.* ...............................           29,570
     1,450       Guidant Corp.* ...............................           44,732
     2,350       HCA, Inc. ....................................           97,525
     1,100       Health Management
                 Associates, Inc. .............................           19,690
     1,850       HealthSouth Corp.* . .........................            7,770
       750       Humana, Inc.* ................................            7,500
     1,250       IMS Health, Inc. .............................           20,000
    13,590       Johnson & Johnson ............................          729,919
     1,133       King Pharmaceuticals, Inc.*...................           19,476
       450       Manor Care, Inc.* ............................            8,374
     1,300       McKesson HBOC, Inc. ..........................           35,139
     1,200       MedImmune, Inc.* .............................           32,604
     5,650       Medtronic, Inc. ..............................          257,640
    10,350       Merck & Co., Inc. ............................          585,914
    28,250       Pfizer, Inc. .................................          863,603
     5,950       Pharmacia Corp. ..............................          248,710
       400       Quest Diagnostics, Inc.*......................           22,760
       550       Quintiles Transnational Corp.*................            6,655
     6,750       Schering-Plough Corp. ........................          149,850
       800       St. Jude Medical, Inc.*.......................           31,776
       900       Stryker Corp. ................................           60,408
     2,225       Tenet Healthcare Corp.*.......................           36,490
     1,400       UnitedHealth Group, Inc. .....................          116,900
       450       Watson Pharmaceuticals, Inc.*.................           12,722
       700       Wellpoint Health Networks, Inc.,
                 Class A* .....................................           49,812
     6,100       Wyeth ........................................          228,140
       860       Zimmer Holdings, Inc.* .......................           35,707
                                                                      ----------
                                                                       5,545,779
                                                                      ----------

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.4%
    1,800        3M Co. ......................................        $  221,940
      900        Allied Waste Industries, Inc.*...............             9,000
      900        American Power
                 Conversion Corp.* ...........................            13,635
      300        American Standard
                 Companies, Inc.* ............................            21,342
      750        AMR Corp.* ..................................             4,950
      800        Apollo Group, Inc.* .........................            35,200
    2,700        Automatic Data Processing, Inc. .............           105,975
      550        Avery Dennison Corp. ........................            33,594
      800        Block (H&R), Inc. ...........................            32,160
    3,900        Boeing Co. ..................................           128,661
    1,700        Burlington Northern
                 Santa Fe Corp. ..............................            44,217
    1,550        Caterpillar, Inc. ...........................            70,866
    4,800        Cendant Corp.* ..............................            50,304
      800        Cintas Corp. ................................            36,600
    2,300        Concord EFS, Inc.* ..........................            36,202
      800        Convergys Corp.* ............................            12,120
      450        Cooper Industries Ltd. ......................            16,402
      250        Crane Co. ...................................             4,983
    1,000        CSX Corp. ...................................            28,310
      200        Cummins, Inc. ...............................             5,626
      650        Danaher Corp. ...............................            42,705
    1,100        Deere & Co. .................................            50,435
      550        Delta Airlines, Inc. ........................             6,655
      250        Deluxe Corp. ................................            10,525
      550        Donnelley (R.R.) & Sons Co. .................            11,974
      900        Dover Corp. .................................            26,244
      350        Eaton Corp. .................................            27,338
    1,900        Emerson Electric Co. ........................            96,615
      650        Equifax, Inc. ...............................            15,041
    1,350        FedEx Corp. .................................            73,197
    3,500        First Data Corp. ............................           123,935
      850        Fiserv, Inc.* ...............................            28,858
      350        Fluor Corp. .................................             9,800
      900        General Dynamics Corp. ......................            71,433
   45,650        General Electric Co. ........................         1,111,578
      550        Goodrich Corp. ..............................            10,076
      450        Grainger (W.W.), Inc. .......................            23,197
    3,750        Honeywell International, Inc. ...............            90,000
    1,450        Illinois Tool Works, Inc. ...................            94,047
      750        Ingersoll-Rand Co. ..........................            32,295
      450        ITT Industries, Inc. ........................            27,310
    2,050        Lockheed Martin Corp. .......................           118,387
    2,300        Masco Corp. .................................            48,415
      250        McDermott International, Inc.*...............             1,095
      250        Navistar International Corp.*................             6,078
    1,750        Norfolk Southern Corp. ......................            34,982
      798        Northrop Grumman Corp. ......................            77,406
      525        PACCAR, Inc. ................................            24,218

--------------------------------------------------------------------------------
 NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (Continued)
      550        Pall Corp. ..................................        $    9,174
      550        Parker-Hannifin Corp. .......................            25,372
    1,750        Paychex, Inc. ...............................            48,825
    1,100        Pitney Bowes, Inc. ..........................            35,926
      400        Power-One, Inc.* ............................             2,268
    1,850        Raytheon Co. ................................            56,888
      800        Robert Half International, Inc.*.............            12,888
      900        Rockwell Automation, Inc. ...................            18,639
      800        Rockwell Collins, Inc. ......................            18,608
      250        Ryder System, Inc. ..........................             5,610
      650        Sabre Holdings Corp., Class A*...............            11,771
    3,600        Southwest Airlines Co. ......................            50,040
      650        Textron, Inc. ...............................            27,944
      250        Thomas & Betts Corp.* .......................             4,225
    9,210        Tyco International Ltd. .....................           157,307
    1,200        Union Pacific Corp. .........................            71,844
    5,100        United Parcel Service, Inc. .................           321,708
    2,200        United Technologies Corp. ...................           136,268
    2,750        Waste Management, Inc. ......................            63,030
                                                                      ----------
                                                                       4,284,261
                                                                      ----------

INFORMATION TECHNOLOGY -- 14.2%
    3,700        ADC Telecommunications, Inc.*................             7,733
    1,100        Adobe Systems, Inc. .........................            27,281
    1,600        Advanced Micro Devices, Inc.*................            10,336
    2,162        Agilent Technologies, Inc.*..................            38,830
    1,800        Altera Corp.* ...............................            22,212
    1,650        Analog Devices, Inc.* .......................            39,385
      450        Andrew Corp.* ...............................             4,626
    1,600        Apple Computer, Inc.* .......................            22,928
    7,600        Applied Materials, Inc.*.....................            99,028
    1,400        Applied Micro Circuits Corp.*................             5,166
      500        Autodesk, Inc. ..............................             7,150
    1,666        Avaya, Inc.* ................................             4,082
    1,100        BMC Software, Inc.* .........................            18,821
    1,300        Broadcom Corp., Class A*.....................            19,578
    2,000        CIENA Corp.* ................................            10,280
   33,200        Cisco Systems, Inc.* ........................           434,920
      800        Citrix Systems, Inc.* .......................             9,856
    2,650        Computer Associates
                 International, Inc. .........................            35,775
      750        Computer Sciences Corp.*.....................            25,838
    1,750        Compuware Corp.* ............................             8,400
      850        Comverse Technology, Inc.*...................             8,517
    5,300        Corning, Inc.* ..............................            17,543
   11,850        Dell Computer Corp.* ........................           316,869
      600        Electronic Arts, Inc.* ......................            29,862
    2,200        Electronic Data Systems Corp. ...............            40,546
   10,100        EMC Corp.* ..................................            62,014
    1,450        Gateway, Inc.* ..............................             4,553
   13,965        Hewlett-Packard Co. .........................           242,432

                                                       Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                              VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (Continued)
    30,400       Intel Corp. ..................................       $  473,328
     7,800       International Business
                 Machines Corp. ...............................          604,500
       900       Intuit, Inc.* ................................           42,228
       900       Jabil Circuit, Inc.* .........................           16,128
     6,400       JDS Uniphase Corp.* ..........................           15,808
       900       KLA-Tencor Corp.* ............................           31,833
       550       Lexmark International, Inc.*..................           33,275
     1,450       Linear Technology Corp. ......................           37,294
     1,750       LSI Logic Corp.* .............................           10,098
    15,800       Lucent Technologies, Inc.*....................           19,908
     1,500       Maxim Integrated Products, Inc. ..............           49,560
       400       Mercury Interactive Corp.*....................           11,860
     2,800       Micron Technology, Inc.*......................           27,272
    24,500       Microsoft Corp.* .............................        1,266,650
       200       Millipore Corp. ..............................            6,800
       900       Molex, Inc. ..................................           20,736
    10,600       Motorola, Inc. ...............................           91,690
       800       National Semiconductor Corp.*.................           12,008
       450       NCR Corp.* ...................................           10,683
     1,550       Network Appliance, Inc.*......................           15,500
     1,650       Novell, Inc.* ................................            5,511
       700       Novellus Systems, Inc.*.......................           19,656
       700       NVIDIA Corp.* ................................            8,057
    24,600       Oracle Corp.* ................................          265,680
     1,200       Parametric Technology Corp.*..................            3,024
     1,400       PeopleSoft, Inc.* ............................           25,620
       600       PerkinElmer, Inc. ............................            4,950
       800       PMC-Sierra, Inc.* ............................            4,448
       400       QLogic Corp.* ................................           13,804
     3,650       QUALCOMM, Inc.* ..............................          132,824
       900       Rational Software Corp.*......................            9,351
     2,400       Sanmina-SCI Corp.* . .........................           10,776
       750       Scientific-Atlanta, Inc. .....................            8,895
     2,200       Siebel Systems, Inc.* ........................           16,456
     3,750       Solectron Corp.* .............................           13,312
    14,300       Sun Microsystems, Inc.* ......................           44,473
     1,300       Sungard Data Systems, Inc.*...................           30,628
     1,050       Symbol Technologies, Inc. ....................            8,631
       400       Tektronix, Inc.* .............................            7,276
     1,900       Tellabs, Inc.* ...............................           13,813
       800       Teradyne, Inc.* ..............................           10,408
     7,900       Texas Instruments, Inc. ......................          118,579
       750       Thermo Electron Corp.* .......................           15,090
     1,450       Unisys Corp.* ................................           14,355
     1,850       VERITAS Software Corp.*.......................           28,897
       600       Waters Corp.* ................................           13,068
     3,400       Xerox Corp.* .................................           27,370
     1,550       Xilinx, Inc.* ................................           31,930
     2,750       Yahoo!, Inc.* ................................           44,962
                                                                      ----------
                                                                       5,323,564
                                                                      ----------

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                               VALUE
--------------------------------------------------------------------------------

MATERIALS -- 2.8%
     1,000       Air Products & Chemicals, Inc. ...............       $   42,750
     3,906       Alcoa, Inc. ..................................           88,979
       350       Allegheny Technologies, Inc. .................            2,181
       300       Ball Corp. ...................................           15,357
       200       Bemis Company, Inc. ..........................            9,926
       250       Boise Cascade Corp. ..........................            6,305
     4,202       Dow Chemical Co. .............................          124,799
     4,550       Du Pont (E.I.) de Nemours & Co. ..............          192,920
       350       Eastman Chemical Co. .........................           12,870
       550       Ecolab, Inc. .................................           27,225
       550       Engelhard Corp. ..............................           12,293
       650       Freeport-McMoRan Copper &
                 Gold, Inc., Class B* .........................           10,907
     1,179       Georgia-Pacific Corp. ........................           19,053
       250       Great Lakes Chemical Corp. ...................            5,970
       550       Hercules, Inc.* ..............................            4,840
       450       International Flavors &
                 Fragrances, Inc. .............................           15,795
     2,206       International Paper Co. ......................           77,144
       450       Louisiana-Pacific Corp.*......................            3,627
       889       MeadWestvaco Corp. ...........................           21,967
     1,249       Monsanto Co. .................................           24,043
     1,850       Newmont Mining Corp. .........................           53,705
       350       Nucor Corp. ..................................           14,455
       700       Pactiv Corp.* ................................           15,302
       450       Phelps Dodge Corp.* ..........................           14,242
       800       PPG Industries, Inc. .........................           40,120
       750       Praxair, Inc. ................................           43,327
     1,000       Rohm & Haas Co. ..............................           32,480
       350       Sealed Air Corp.* ............................           13,055
       350       Sigma Aldrich Corp. ..........................           17,045
       200       Temple-Inland, Inc. ..........................            8,962
       450       United States Steel Corp. ....................            5,904
       450       Vulcan Materials Co. .........................           16,875
     1,000       Weyerhaeuser Co. .............................           49,210
       350       Worthington Industries, Inc. .................            5,334
                                                                      ----------
                                                                       1,048,967
                                                                      ----------

MISCELLANEOUS -- 0.7%
     2,939       Standard & Poor's
                 Depositary Receipts ..........................          259,308
                                                                      ----------

TELECOMMUNICATION SERVICES -- 4.2%
     1,450       ALLTEL Corp. .................................           73,950
     3,503       AT&T Corp. ...................................           91,463
    12,447       AT&T Wireless Services, Inc.*.................           70,326
     8,550       BellSouth Corp. ..............................          221,189
       650       CenturyTel, Inc. .............................           19,097
     1,300       Citizens Communications Co.*..................           13,715
     4,400       Nextel Communications, Inc.,
                 Class A* .....................................           50,820

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------


TELECOMMUNICATION SERVICES (Continued)
    7,737       Qwest Communications
                International, Inc. ..........................       $    38,685
   15,200       SBC Communications, Inc. .....................           412,072
    4,100       Sprint Corp. .................................            59,368
    4,600       Sprint Corp. (PCS Group)*.....................            20,148
   12,603       Verizon Communications, Inc. .................           488,366
                                                                     -----------
                                                                       1,559,199
                                                                     -----------

UTILITIES -- 2.8%
    2,500       AES Corp.* ...................................             7,550
      600       Allegheny Energy, Inc. .......................             4,536
      750       Ameren Corp. .................................            31,177
    1,520       American Electric Power Co., Inc. ............            41,542
    1,700       Calpine Corp.* ...............................             5,542
    1,350       CenterPoint Energy, Inc. .....................            11,475
      750       Cinergy Corp. ................................            25,290
      650       CMS Energy Corp. .............................             6,136
    1,000       Consolidated Edison, Inc. ....................            42,820
      750       Constellation Energy Group, Inc. .............            20,865
    1,400       Dominion Resources, Inc. .....................            76,860
      750       DTE Energy Co. ...............................            34,800
    4,100       Duke Energy Corp. ............................            80,114
    1,700       Dynegy, Inc. .................................             2,006
    1,450       Edison International, Inc.*...................            17,182
    2,792       El Paso Corp. ................................            19,432
    1,000       Entergy Corp. ................................            45,590
    1,462       Exelon Corp. .................................            77,150
    1,332       FirstEnergy Corp. ............................            43,916
      800       FPL Group, Inc. ..............................            48,104
      700       KeySpan Corp. ................................            24,668
      600       Kinder Morgan, Inc. ..........................            25,362
    1,877       Mirant Corp.* ................................             3,548
      200       NICOR, Inc. ..................................             6,806
    1,100       NiSource, Inc. ...............................            22,000
      200       Peoples Energy Corp. .........................             7,730
    1,850       PG&E Corp.* ..................................            25,715
      450       Pinnacle West Capital Corp. ..................            15,340
      750       PPL Corp. ....................................            26,010

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------

UTILITIES (Continued)
    1,050       Progress Energy, Inc. ........................       $    45,518
    1,000       Public Service Enterprise
                Group, Inc. ..................................            32,100
      900       Sempra Energy Co. ............................            21,285
    3,300       Southern Co. .................................            93,687
      800       Teco Energy, Inc. ............................            12,376
    1,500       TXU Corp. ....................................            28,020
    2,400       Williams Companies, Inc. .....................             6,480
    1,782       Xcel Energy, Inc. ............................            19,602
                                                                     -----------
                                                                       1,058,334
                                                                     -----------

TOTAL COMMON STOCKS
(COST $49,318,719)-- 99.8% ...................................        37,475,067
                                                                     -----------


REPURCHASE AGREEMENT
(COST $120,000) -- 0.3%
          Northern Trust Co.
           1.12%, dated 12/31/02,
           repurchase price $120,007
           maturing 01/02/03
           (collateralized by U.S. Treasury
$120,000   Note, 3.375%, 04/30/04)............................           120,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $49,438,719)-- 100.1%...................................        37,595,067


Liabilities less other assets-- (0.1)%........................          (33,375)
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $6.04 per share;
    unlimited shares of $1.00 par value
    capital shares authorized;
    6,216,938 shares outstanding).............................       $37,561,692
                                                                     -----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SMALL CAP FUND(1)

OBJECTIVE: The UMB Scout Small Cap Fund seeks long-term growth of capital and income by investing in smaller companies located anywhere in the United States.

While the first six months of the fiscal year proved difficult, the UMB Scout Small Cap Fund significantly outperformed its relative benchmarks. The Fund closed the six months ended December 31, 2002 at $9.49 per share and had a total return (price change and reinvested distributions) of -11.01%. The Fund's benchmarks, the Russell 2000 Index and the Lipper Small-Cap Core Fund Index, posted negative returns of -16.56% and -14.61% for the same six months, respectively. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Corporate malfeasance, economic concerns, rising commodity prices, and renewed war fears flooded the newswires the past six months. These problems and more proved treacherous for the equity investor. After losing for three straight years in stocks, it would be natural linear thinking to expect another losing year.

However, separating oneself from the news of the day and the linear thinking of most investors, the market actually has strong cyclical influences. When analyzed over the past 100 years, the recent performance of the S&P 500(R) Index has not been extraordinary. Based on our research, when viewing a ten-year cycle, it is normal for the market to peak in the ninth and tenth year of a decade, as it recently did, bottom in the summer of the second year and continue its rise into the third year. Furthermore, the four-year presidential cycle customarily reaches a summer low in the second year of a President's term, revisits that low during the fall of that year, and then turns higher into the third year of the cycle.

During the past six months, the pillars of the stock market (long-term trend of the stock market, valuation of stocks, investor sentiment and monetary conditions) returned to levels that have historically preceded positive upswings in the market. Public sentiment turned negative (a stock market positive), stocks became relatively undervalued, and money supply growth began accelerating. According to International Strategy & Investment Group, Inc., a market research firm, a record $4.6 trillion was invested in cash and cash equivalents, which could be reinvested once the market starts to recover.

Consistent with our view that history and the odds had the potential to begin favoring stocks at the lows in 2002, we moved from a high cash position in July (16%) to nearly fully invested going into calendar 2003. Notably, we increased the Fund's exposure to the health care sector from 6% to 18% of the total investments as of December 31, 2002. New names added from this sector include IDEXX Laboratories, Inc., Priority Healthcare Corp., Covance, Inc. and Pharmaceutical Resources, Inc.2 This asset allocation decision was not principally a sector-specific motivation, but driven through our discipline of identifying individual companies that generate accelerating cash flow, maintain, in our opinion, strong balance sheets, appear to have

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

attractive growth prospects, trade at what we consider to be reasonable valuations, and exhibit favorable stock charts.

We continued to actively manage the Fund by adding stocks, which in our opinion, have improving fundamental and technical attributes, while reducing those that no longer met our criteria. New issues (outside of the health care sector) added during the last six months included Brown Shoe Co., Inc., Claire's Stores, Inc., SanDisk Corp. and Werner Enterprises, Inc. We eliminated our holdings in Applebee's International, Inc., O'Reilley Automotive, Inc., Sonic Corp., Butler Manufacturing Co., Electro Scientific Industries, Inc., Avocent Corp. and FEI Co.2

The UMB Scout Small Cap Fund closed the calendar year 2002 at $9.49 per share and had a total return of 4.36% for the last quarter and -11.66% for the year, as compared to the Fund's benchmarks, the Russell 2000 Index and the Lipper Small-Cap Core Fund Index, which returned 6.16% and 5.79% for the quarter and -20.48% and -19.23% for the year, respectively.

On behalf of the staff, I want to thank you for your continued support and investment in the UMB Scout Small Cap Fund.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

(1)Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

(2)Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT SMALL CAP FUND (UMBHX)
 as of December 31, 2002

                   SMALL CAP              RUSSELL        LIPPER SMALL-CAP
                     FUND                  INDEX            CORE INDEX

12/31/1992           10,000                10,000             10,000
12/31/1993           10,596                11,888             11,313
12/31/1994           10,671                11,671             11,332
12/31/1995           12,800                14,992             14,816
12/31/1996           14,406                17,466             17,589
12/31/1997           17,723                21,372             21,500
12/31/1998           17,070                20,828             20,718
12/31/1999           17,286                25,255             24,898
12/31/2000           21,058                24,492             26,625
12/31/2001           23,451                25,101             28,522
12/31/2002           20,716                19,960             23,037

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB Scout Small Cap Fund, Russell 2000 Index and Lipper Small-Cap Core Fund Index assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

Industrials.............27%
Health Care.............18%
Consumer Discretionary..17%
Info Technology.........13%
Finance................. 8%
Cash & Equivalents...... 6%
Energy.................. 5%
Miscellaneous........... 5%
Materials............... 1%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of December 31, 2002
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT SMALL CAP FUND.................-11.66%     6.22%    3.17%      7.56%
Russell 2000 Index(1)....................-20.48%    -7.54%   -1.36%      7.15%
Lipper Small-Cap Core Fund Index(1)......-19.23%    -2.56%    1.39%      8.70%
--------------------------------------------------------------------------------

  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
  Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                          MARKET          PERCENT
                                        VALUE (000'S)     OF TOTAL
------------------------------------------------------------------------------

iShares Russell 2000 Growth............... $1,933              5%
Layne Christensen Co......................  1,648              4%
Herley Industries, Inc....................  1,636              4%
BHA Group Holdings, Inc...................  1,526              4%
Garmin Ltd................................  1,465              4%
St. Mary Land & Exploration Co............  1,408              4%
Lawson Products, Inc......................  1,379              4%
Kellwood Co...............................  1,326              4%
Pharmaceutical Resources, Inc.............  1,281              3%
LabOne, Inc...............................  1,249              3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............$14,851             39%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                 INCOME &                 CUMULATIVE(2)
                       NET      SHORT-TERM   LONG-TERM     VALUE PER
                      ASSET       GAINS        GAINS       SHARE PLUS
                      VALUE   DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/86.........   $ 10.00      $ 0.08       $   --       $ 10.08
12/31/87.........     9.87         0.63           --         10.58
12/31/88.........     8.67         0.72           --         10.10
12/31/89.........     8.32         0.60           --         10.36
12/31/90.........     7.61         0.64           --         10.28
12/31/913........     8.30         0.29           --         11.26
12/31/92.........     9.09         0.12           --         12.17
12/31/93.........     9.49         0.14           --         12.70
12/31/94.........     9.20         0.20         0.15         12.77
12/31/95.........    10.11         0.33         0.57         14.57
12/31/96.........    10.43         0.23         0.69         15.81
12/31/97.........    11.89         0.26         0.63         18.16
12/31/98.........    10.46         0.24         0.74         17.71
12/31/99.........     9.87         0.16         0.56         17.84
12/31/00.........    11.59         0.17         0.23         19.97
12/31/013........    10.89         0.89         1.07         21.22
12/31/02.........     9.49         0.03         0.11         19.95
--------------------------------------------------------------------------------


 (2)Does not assume any compounding of reinvested distributions.
 (3)The Fund's objective changed in 1991 and was modified in 2001. Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

SMALL CAP FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.1%
CONSUMER DISCRETIONARY -- 17.2%
    30,000       Brown Shoe Co., Inc. ........................       $   714,900
    30,000       Claire's Stores, Inc. .......................           662,100
    50,500       Flexsteel Industries, Inc. ..................           844,360
   103,000       Helen of Troy Ltd.* .........................         1,198,920
    51,000       Kellwood Co. ................................         1,326,000
    30,000       Lee Enterprises, Inc. .......................         1,005,600
    17,000       Pulitzer, Inc. ..............................           764,150
                                                                     -----------
                                                                       6,516,030
                                                                     -----------

ENERGY -- 4.9%
    13,000       CARBO Ceramics, Inc. ........................           438,100
    56,300       St. Mary Land & Exploration Co. .............         1,407,500
                                                                     -----------
                                                                       1,845,600
                                                                     -----------

FINANCE -- 7.8%
    32,000       Edwards (A.G.), Inc. ........................         1,054,720
    41,000       Old Republic International Corp. ............         1,148,000
    27,000       Reinsurance Group
                 of America, Inc. ............................           731,160
                                                                     -----------
                                                                       2,933,880
                                                                     -----------

HEALTH CARE -- 17.8%
    46,000       Covance, Inc.* ..............................         1,131,140
    36,000       IDEXX Laboratories, Inc.*....................         1,198,800
    70,500       LabOne, Inc.* ...............................         1,249,260
    43,000       Pharmaceutical Resources, Inc.* .............         1,281,400
    41,000       Priority Healthcare Corp.*...................           951,200
    86,000       Serologicals Corp.* .........................           946,000
                                                                     -----------
                                                                       6,757,800
                                                                     -----------

INDUSTRIALS -- 27.2%
    54,600       Baldor Electric Co. .........................         1,078,350
    89,000       BHA Group Holdings, Inc.*....................         1,526,350
    94,000       Herley Industries, Inc.*.....................         1,636,352
   139,000       Isco, Inc. ..................................         1,112,000
    85,000       Kansas City Southern* .......................         1,020,000
    44,500       Lawson Products, Inc. .......................         1,378,610
   201,000       Layne Christensen Co.* ......................         1,648,200
    42,000       Werner Enterprises, Inc. ....................           904,260
                                                                     -----------
                                                                      10,304,122
                                                                     -----------

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 13.0%
    54,000       ANSYS, Inc.* ................................       $ 1,090,800
    50,000       Garmin Ltd.* ................................         1,465,000
    25,000       SanDisk Corp.* ..............................           507,500
    57,500       Teledyne Technologies, Inc.*.................           901,600
   100,000       Universal Electronics, Inc.*.................           974,000
                                                                     -----------
                                                                       4,938,900
                                                                     -----------

MATERIALS -- 1.1%
    14,000       Peabody Energy Corp. ........................           409,220
                                                                     -----------


MISCELLANEOUS -- 5.1%
    48,500       iShares Russell 2000 Growth..................         1,932,725
                                                                     -----------

TOTAL COMMON STOCK
(COST $34,401,284)-- 94.1% ...................................        35,638,277
                                                                     -----------

REPURCHASE AGREEMENT
(COST $2,167,000) -- 5.7%
           Northern Trust Co.
           1.12%, dated 12/31/02,
           repurchase price $2,167,135
           maturing 01/02/03
           (collateralized by U.S. Treasury
$2,167,000 Note, 3.375%, 04/30/04)............................         2,167,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $36,568,284)-- 99.8% ...................................        37,805,277

Other assets less liabilities-- 0.2%..........................            73,159
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $9.49 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   3,991,631 shares outstanding) .............................       $37,878,436
                                                                     -----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
WORLDWIDE FUND(1)
WORLDWIDE SELECT FUND(1)

OBJECTIVE:
The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States, or whose principal business is carried on outside the United States.

The last six months of 2002 saw continued poor markets around the world. Hopefully a bottom has been made, but it is hard to tell at this point. The fiscal year opened with a weak July marked by poor corporate earnings reports and continued reports of corporate "wrong doers." The markets had a sharp rally in August, perhaps inspired by the newsmakers going on vacation.

Like earlier rallies, this was met by substantial selling. Overall, the economies around the world remained flat, some growing a little, and some in a modest recession. September also saw companies warning of weaker sales and earnings to be reported for the third quarter. October saw a substantial rebound as earnings were not as bad as many companies had led analysts to believe. Also financial markets came to expect the Federal Reserve Bank to lower short-term interest rates again and the European Central Bank to finally recognize that Europe's economies were also slowing.

It appears that the rest of the world is looking to the United States to lead the worldwide economy out of the present doldrums. In the fall of 2002, with both the Federal government's rising budget deficit and the Federal Reserve Bank's lower interest rates providing fiscal and monetary stimulus, it appeared the forces might be in place for the economy to finally start growing. Better than expected earnings and more favorable policies provided a basis for stock markets around the world to rally. And this time, the rally was not met with big selling pressures.

In the absence of a more stimulative monetary policy, consumers spent cautiously for Christmas and businesses held capital spending plans in abeyance as the clouds of a prospective war hung over the worldwide economy. Oil prices rose, both reflecting war fears and creating a drag on worldwide economies.

Since June 30, 2002, the Funds have performed in line with foreign markets as measured by the Morgan Stanley Capital International EAFE Index, with the UMB Scout WorldWide Select Fund tracking very closely and the UMB Scout WorldWide Fund losing less because of its relatively higher cash levels. For the six-month period, the EAFE Index returned -14.48%, the UMB Scout WorldWide Fund returned -11.99% and the UMB Scout WorldWide Select Fund returned -14.25%. (Please see the accompanying tables for the Funds' longer-term performance and other important performance-related information.) Contributing to performance were energy, raw materials and utilities, primarily telecom. Dragging down performance were retailing and health care. By country, the major contributors were Canada and Brazil, and the major drags were Italy, Taiwan and the United Kingdom.

The performance of Brazilian-based stocks held in the Funds was a little surprising considering the publicity the election of a leftist candidate for president garnered. Contrary to general expectations, President Luiz Inacio Lula da Silva has appointed experienced moderates to critical economic posts.

Since the end of June, we have continued to reduce the number of holdings in the Funds. This should give us better focus and has the potential to help the Funds' performance. We have sold Aventis, Serono, Groupe Danone, Allianz, Elan and CP Holders. CP Holders held the five pieces of Canadian Pacific Ltd: CP Ships, Fording, Canadian Pacific Railway, EnCana (formerly PanCanadian Energy) and Fairmont Hotels & Resorts. We plan to invest in some of these companies directly. We have purchased Coca-Cola Hellenic Bottling and Smith & Nephew. Smith & Nephew manufactures and sells products for the orthopedic, wound management, and endoscopy markets.2 Hellenic is the Coke bottler based in Athens and covering parts of the Balkans and Eastern Europe which we expect to show good growth as these areas become more integrated into Western Europe.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The UMB Scout WorldWide Fund closed the calendar year 2002 at $15.58 per share and had a total return (price change and reinvested distributions) of 6.81% for the last quarter and -15.85% for the year. The UMB Scout WorldWide Select Fund closed the calendar year 2002 at $7.38 per share and had a total return (price change and reinvested distributions) of 7.03% for the last quarter and -19.27% for the year. The Funds' benchmark, the Morgan Stanley Capital International EAFE Index, posted returns of 6.48% for the quarter and -15.66% for the year.


JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1)Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.
(2)Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE FUND (UMBWX)
 as of December 31, 2002

                    WORLDWIDE             MSCI EAFE
                      FUND                  INDEX

 9/14/1993           10,000                10,000
12/31/1993           10,573                 9,890
12/31/1994           10,976                10,687
12/31/1995           12,586                11,922
12/31/1996           14,896                12,681
12/31/1997           17,629                12,942
12/31/1998           20,796                15,573
12/31/1999           27,331                19,824
12/31/2000           25,099                17,057
12/31/2001           22,337                13,440
12/31/2002           18,796                11,336

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
 as of December 31, 2002

                WORLDWIDE SELECT          MSCI EAFE
                      FUND                  INDEX

 5/17/1999           10,000                10,000
 6/30/1999           10,200                10,076
12/31/1999           12,089                12,320
 6/30/2000           12,049                11,834
12/31/2000           10,924                10,601
 6/30/2001            9,968                 9,074
12/31/2001            9,435                 8,353
 6/30/2002            8,883                 8,238
12/31/2002            7,617                 7,045

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE FUND (UMBWX)
 as of December 31, 2002

Australia       8%
Austria         3%
Belgium         2%
Brazil          4%
Canada          8%
Chile           2%
Denmark         2%
Finland         2%
France          5%
Germany         5%
Greece          1%
Hong Kong       2%
Ireland         3%
Italy           5%
Japan           14%
Nether.         2%
Norway          2%
Portugal        2%
Spain           2%
Sweden          5%
Switzerland     3%
Taiwan          1%
UK              14%
USA             3%

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
 as of December 31, 2002


Australia       7%
Austria         2%
Belgium         2%
Brazil          4%
Canada          7%
Chile           1%
Denmark         2%
Finland         2%
France          4%
Germany         5%
Greece          1%
Hong Kong       2%
Ireland         2%
Italy           4%
Japan           13%
Nether.         2%
Norway          2%
Portugal        2%
Spain           2%
Sweden          5%
Switzerland     3%
Taiwan          1%
UK             13%
USA            12%

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
--------------------------------------------------------------------------------
as of December 31, 2002

                                          1 YEAR    3 YEARS    5 YEARS INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT WORLDWIDE FUND................  -15.85%    -11.73%    1.29%    7.02%
MSCI EAFE Index-U.S. Dollars(1).........  -15.66%    -17.00%   -2.62%    1.36%
Lipper Global Fund Index(1).............  -18.65%    -14.41%   -0.80%    5.00%
Lipper International Fund Index(1)......  -13.83%    -15.99%   -1.64%    3.35%
--------------------------------------------------------------------------------

  Inception -- September 14, 1993.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                           MARKET         PERCENT
                                        VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

Canon, Inc................................  $ 13,550          4%
Electrolux A.B............................     8,871          3%
Ryanair Holdings PLC......................     8,282          3%
OMV A.G...................................     7,993          2%
Novo-Nordisk A.S..........................     7,965          2%
Vodafone Group PLC........................     7,648          2%
Magna International, Inc..................     7,401          2%
Royal Bank of Scotland Group PLC..........     7,391          2%
Imperial Oil Ltd..........................     7,264          2%
Takeda Chemical Industries................     7,210          2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............   $83,575         24%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                   INCOME &                   CUMULATIVE(2)
                         NET      SHORT-TERM    LONG-TERM      VALUE PER
                        ASSET       GAINS        GAINS         SHARE PLUS
                        VALUE   DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/93.........     $ 10.68       $ 0.03       $   --       $ 10.71
12/31/94.........       10.84         0.24           --         11.11
12/31/95.........       12.08         0.30         0.04         12.69
12/31/96.........       13.94         0.24         0.10         14.89
12/31/97.........       16.02         0.31         0.16         17.44
12/31/98.........       18.56         0.31         0.02         20.31
12/31/99.........       23.77         0.45         0.12         26.09
12/31/00.........       21.24         0.05         0.56         24.17
12/31/01.........       18.67         0.23         0.01         21.84
12/31/02.........       15.58         0.14           --         18.88
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of December 31, 2002
                                             1 YEAR       3 YEARS     INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT WORLDWIDE SELECT FUND...........   -19.27%      -14.27%      -7.23%
MSCI EAFE Index-U.S. Dollars(1)...........   -15.66%      -17.00%      -9.20%
Lipper Global Fund Index(1)...............   -18.65%      -14.41%      -6.56%
Lipper International Fund Index(1)........   -13.83%      -15.99%      -6.74%
--------------------------------------------------------------------------------

  Inception -- May 17, 1999.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on page 21 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                                MARKET             PERCENT
                                             VALUE (000'S)         OF TOTAL
--------------------------------------------------------------------------------

Canon, Inc................................     $1,069                 3%
Electrolux A.B............................        910                 3%
Ryanair Holdings PLC......................        850                 3%
OMV A.G...................................        825                 3%
Novo-Nordisk A.S..........................        818                 3%
Vodafone Group PLC........................        786                 2%
Magna International, Inc..................        762                 2%
Royal Bank of Scotland Group PLC..........        760                 2%
Imperial Oil Ltd..........................        746                 2%
Takeda Chemical Industries................        740                 2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............     $8,266                25%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                     INCOME &                   CUMULATIVE(2)
                           NET      SHORT-TERM     LONG-TERM      VALUE PER
                          ASSET       GAINS           GAINS       SHARE PLUS
                          VALUE    DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/99.........       $ 12.00        $ 0.08        $   --        $ 12.08
12/31/00.........         10.77          0.08            --          10.93
12/31/01.........          9.23          0.07            --           9.47
12/31/02.........          7.38          0.08            --           7.69
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

WORLDWIDE FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) -- 89.3%
AUSTRALIA -- 7.2%
   617,832       BHP Billiton Ltd. ...........................       $ 7,105,068
   688,800       Coca-Cola Amatil Ltd. .......................         4,088,097
   221,580       Coles Myer Ltd. .............................         6,204,240
   423,500       Commonwealth Bank of Australia(1)............         6,438,707
   110,000       CSL Limited(1) ..............................         1,337,913
                                                                     -----------
                                                                      25,174,025
                                                                     -----------

AUSTRIA -- 2.3%
    81,400       OMV A.G.(1) .................................         7,993,087
                                                                     -----------

BELGIUM -- 1.6%
    81,300       Solvay S.A.(1) ..............................         5,604,837
                                                                     -----------

BRAZIL -- 3.6%
   292,000       Aracruz Celulosa S.A ........................         5,419,520
   181,200       Companhia de Bebidas
                 das Americas ................................         2,819,472
   273,800       Empresa Brasileira
                 de Aeronautica S.A ..........................         4,353,420
                                                                     -----------
                                                                      12,592,412
                                                                     -----------

CANADA -- 7.0%
   232,900       BCE, Inc. ...................................         4,194,529
   253,100       Imperial Oil Ltd. ...........................         7,263,970
   131,800       Magna International, Inc. ...................         7,400,570
    93,200       Potash Corp. of Saskatchewan, Inc. ..........         5,926,588
                                                                     -----------
                                                                      24,785,657
                                                                     -----------

CHILE -- 1.4%
   229,900       Sociedad Quimica Y Minera S.A ...............         4,988,830
                                                                     -----------

DENMARK -- 2.3%
   275,600       Novo-Nordisk A.S ............................         7,964,840
                                                                     -----------

FINLAND -- 2.0%
   451,050       Nokia Corp., Class A ........................         6,991,275
                                                                     -----------

FRANCE -- 4.5%
   109,540       Carrefour S.A.1 .............................         4,877,001
   235,550       Technip-Coflexip S.A ........................         4,195,146
    92,435       TotalFinaElf S.A ............................         6,609,102
                                                                     -----------
                                                                      15,681,249
                                                                     -----------

--------------------------------------------------------------------------------
   NUMBER OF
     SHARES                                                             VALUE
--------------------------------------------------------------------------------

GERMANY -- 4.9%
    97,100       Bayer A.G ...................................       $ 2,102,215
    53,000       Fresenius Medical Care A.G ..................           729,810
   119,000       Fresenius Medical Care A.G. Pfd. ............         1,166,200
   107,100       Henkel KGaA, Pfd. ...........................         6,776,774
   122,380       SAP A.G .....................................         2,386,410
    97,800       Siemens A.G .................................         4,120,314
                                                                     -----------
                                                                      17,281,723
                                                                     -----------

GREECE -- 0.5%
   121,000       Coca-Cola Hellenic
                 Bottling Co. S.A.(1).........................         1,681,049
                                                                     -----------

HONG KONG -- 2.0%
 1,748,320       CLP Holdings Ltd. ...........................         7,039,610
                                                                     -----------

IRELAND -- 2.3%
   211,500       Ryanair Holdings PLC* .......................         8,282,340
                                                                     -----------

ITALY -- 4.1%
   388,100       Luxottica Group S.p.A .......................         5,297,565
 1,417,720       Parmalat Finanziaria S.p.A.(1)...............         3,376,941
    74,900       Telecom Italia S.p.A ........................         5,690,902
                                                                     -----------
                                                                      14,365,408
                                                                     -----------

JAPAN -- 13.1%
   367,700       Canon, Inc. .................................        13,549,745
   122,700       Ito Yokado Ltd. .............................         3,478,545
   273,400       KAO Corp.(1) ................................         6,001,576
    81,800       Kyocera Corp. ...............................         4,674,870
   319,300       Minebea Co., Ltd.(1) . ......................         1,111,240
    97,100       Sony Corp. ..................................         4,011,201
   172,500       Takeda Chemical Industries(1)................         7,209,910
   111,900       Toyota Motor Corp. ..........................         5,930,700
                                                                     -----------
                                                                      45,967,787
                                                                     -----------

NETHERLANDS -- 2.1%
   188,938       Aegon N.V. ..................................         2,424,074
   104,800       Akzo Nobel N.V. .............................         3,342,072
   191,900       ASM Lithography Holding N.V.*................         1,604,284
                                                                     -----------
                                                                       7,370,430
                                                                     -----------

NORWAY -- 1.9%
   150,155       Norsk Hydro A.S. ............................         6,668,384
                                                                     -----------

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------

PORTUGAL -- 1.8%
      943,660       Portugal Telecom S.A .....................      $  6,445,198
                                                                    ------------

SINGAPORE -- 0.3%
      144,900       Flextronics International Ltd.*...........         1,186,731
                                                                    ------------

SPAIN -- 2.0%
      316,400       Repsol YPF S.A. ..........................         4,138,512
      112,787       Telefonica de Espana S.A.*................         2,996,751
                                                                    ------------
                                                                       7,135,263
                                                                    ------------

SWEDEN -- 4.5%
      280,200       Electrolux A.B. ..........................         8,871,132
      206,100       Svenska Cellulosa A.B.(1).................         6,954,128
                                                                    ------------
                                                                      15,825,260
                                                                    ------------

SWITZERLAND -- 2.8%
      104,000       Nestle S.A ...............................         5,509,546
      121,926       Novartis A.G .............................         4,478,342
                                                                    ------------
                                                                       9,987,888
                                                                    ------------

TAIWAN -- 1.0%
      503,464       Taiwan Semiconductor
                    Manufacturing Co. Ltd.*...................         3,549,421
                                                                    ------------

UNITED KINGDOM-- 12.9%
       98,900       BP PLC ...................................         4,020,285
      257,472       Cadbury Schweppes PLC ....................         6,593,858
      275,100       Carlton Communications PLC................         3,053,610
      334,400       Imperial Chemical Industries PLC..........        4,812,016
      308,950       Royal Bank of Scotland
                    Group PLC1 ...............................         7,390,530
      175,200       Shire Pharmaceutical Group PLC*...........         3,309,528
      695,406       Six Continents PLC .......................         5,563,248
       48,000       Smith & Nephew PLC .......................         2,947,200
      422,100       Vodafone Group PLC .......................         7,648,452
                                                                    ------------
                                                                      45,338,727
                                                                    ------------

UNITED STATES -- 1.2%
      142,400       AFLAC, Inc. ..............................         4,289,088
                                                                    ------------

TOTAL COMMON STOCKS (ADR'S)
(COST $342,977,246) -- 89.3% .................................       314,190,519
                                                                    ------------

--------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(COST $39,347,000) -- 11.2%
             Northern Trust Co.
             1.12%, dated 12/31/02,
             repurchase price $39,349,448
             maturing 01/02/03
             (collateralized by U.S. Treasury
$39,347,000  Note, 3.375%, 04/30/04) .........................       $39,347,000
                                                                    ------------

TOTAL INVESTMENTS
(COST $382,324,246)-- 100.5% .................................       353,537,519

Liabilities less other assets-- (0.5)%........................       (1,678,625)
                                                                    ------------

TOTAL NET ASSETS -- 100.0%
    (equivalent to $15.58 per share;
    30,000,000 shares of $1.00 par value
    capital shares authorized;
    22,587,814 shares outstanding)............................     $ 351,858,894
                                                                    ------------

  ADR - American Depositary Receipt

*Non-income producing security

 (1)Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) -- 97.9%
AUSTRALIA -- 7.9%
   63,431       BHP Billiton Ltd. .............................       $  729,457
   73,000       Coca-Cola Amatil Ltd. .........................          433,262
   22,800       Coles Myer Ltd. ...............................          638,400
   43,500       Commonwealth Bank of Australia(1)..............          661,355
   10,500       CSL Limited1 ..................................          127,710
                                                                      ----------
                                                                       2,590,184
                                                                      ----------

AUSTRIA -- 2.5%
    8,400       OMV A.G.(1) ...................................          824,839
                                                                      ----------

BELGIUM -- 1.8%
    8,400       Solvay S.A.(1) ................................          579,098
                                                                      ----------

BRAZIL -- 3.9%
   30,000       Aracruz Celulosa S.A ..........................          556,800
   17,000       Companhia de Bebidas
                das Americas ..................................          264,520
   28,100       Empresa Brasileira
                de Aeronautica S.A ............................          446,790
                                                                      ----------
                                                                       1,268,110
                                                                      ----------

CANADA -- 7.9%
   23,900       BCE, Inc. .....................................          430,439
   26,000       Imperial Oil Ltd. .............................          746,200
   13,570       Magna International, Inc. .....................          761,956
   10,000       Potash Corp. of Saskatchewan, Inc. ............          635,900
                                                                      ----------
                                                                       2,574,495
                                                                      ----------

CHILE -- 1.6%
   23,900       Sociedad Quimica Y Minera S.A. ................          518,630
                                                                      ----------

DENMARK -- 2.5%
   28,325       Novo-Nordisk A.S. .............................          818,593
                                                                      ----------

FINLAND -- 2.2%
   46,450       Nokia Corp., Class A ..........................          719,975
                                                                      ----------

FRANCE -- 4.9%
   11,260       Carrefour S.A.(1) .............................          501,324
   24,200       Technip-Coflexip S.A. .........................          431,002
    9,500       TotalFinaElf S.A. .............................          679,250
                                                                      ----------
                                                                       1,611,576
                                                                      ----------

--------------------------------------------------------------------------------
 NUMBER OF
   SHARES                                                                VALUE
--------------------------------------------------------------------------------
GERMANY -- 5.4%
   10,000       Bayer A.G. ....................................       $  216,500
   19,100       Fresenius Medical Care A.G. Pfd. ..............          187,180
   11,000       Henkel KGaA, Pfd. .............................          696,027
   12,560       SAP A.G. ......................................          244,920
   10,000       Siemens A.G. ..................................          421,300
                                                                      ----------
                                                                       1,765,927
                                                                      ----------

GREECE -- 0.6%
   14,300       Coca-Cola Hellenic
                Bottling Co. S.A.(1) ..........................          198,669
                                                                      ----------

HONG KONG -- 2.2%
  179,960       CLP Holdings Ltd. .............................          724,609
                                                                      ----------

IRELAND -- 2.6%
   21,700       Ryanair Holdings PLC* .........................          849,772
                                                                      ----------

ITALY -- 4.5%
   40,000       Luxottica Group S.p.A. ........................          546,000
  145,340       Parmalat Finanziaria S.p.A.(1).................          346,193
    7,700       Telecom Italia S.p.A. .........................          585,046
                                                                      ----------
                                                                       1,477,239
                                                                      ----------

JAPAN -- 13.6%
   29,000       Canon, Inc. ...................................        1,068,650
   12,600       Ito Yokado Ltd. ...............................          357,210
   29,700       KAO Corp.(1) ..................................          651,963
    8,400       Kyocera Corp. .................................          480,060
   32,800       Minebea Co., Ltd.(1) ..........................          114,152
   10,000       Sony Corp. ....................................          413,100
   17,700       Takeda Chemical Industries(1)..................          739,800
   11,500       Toyota Motor Corp. ............................          609,500
                                                                      ----------
                                                                       4,434,435
                                                                      ----------

NETHERLANDS -- 2.3%
   18,000       Aegon N.V. ....................................          230,940
   10,800       Akzo Nobel N.V. ...............................          344,412
   19,700       ASM Lithography Holding N.V.*..................          164,692
                                                                      ----------
                                                                         740,044
                                                                      ----------

NORWAY -- 2.0%
   15,000       Norsk Hydro A.S. ..............................          666,150
                                                                      ----------

PORTUGAL -- 2.0%
   97,176       Portugal Telecom S.A. .........................          663,712
                                                                      ----------

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------

SINGAPORE -- 0.4%
    14,900       Flextronics International Ltd.*                      $  122,031
                                                                     -----------

SPAIN -- 2.2%
    32,500       Repsol YPF S.A. .............................           425,100
    11,584       Telefonica de Espana S.A.*...................           307,787
                                                                     -----------
                                                                         732,887
                                                                     -----------

SWEDEN -- 5.0%
    28,750       Electrolux A.B. .............................           910,225
    21,200       Svenska Cellulosa A.B.(1)....................           715,320
                                                                     -----------
                                                                       1,625,545
                                                                     -----------

SWITZERLAND -- 3.1%
    10,700       Nestle S.A. .................................           566,847
    12,500       Novartis A.G. ...............................           459,125
                                                                     -----------
                                                                      1,025,972
                                                                     -----------

TAIWAN -- 1.1%
    52,030       Taiwan Semiconductor
                 Manufacturing Co. Ltd.*......................           366,811
                                                                     -----------

UNITED KINGDOM-- 14.3%
    10,000       BP PLC ......................................           406,500
    26,500       Cadbury Schweppes PLC .......................           678,665
    28,600       Carlton Communications PLC...................           317,460
    34,000       Imperial Chemical Industries PLC.............           489,260
    31,755       Royal Bank of Scotland
                 Group PLC(1).................................           759,625
    18,000       Shire Pharmaceutical Group PLC*..............           340,020
    71,550       Six Continents PLC ..........................           572,400
     5,500       Smith & Nephew PLC ..........................           337,700
    43,400       Vodafone Group PLC ..........................           786,408
                                                                     -----------
                                                                       4,688,038
                                                                     -----------

UNITED STATES -- 1.4%
    14,600       AFLAC, Inc. .................................           439,752
                                                                     -----------

TOTAL COMMON STOCKS (ADR'S)
(COST $40,031,521) -- 97.9% ..................................        32,027,093
                                                                     -----------

--------------------------------------------------------------------------------
   PRINCIPAL
     AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(COST $634,000) -- 1.9%
             Northern Trust Co.
             1.12%, dated 12/31/02,
             repurchase price $634,039
             maturing 01/02/03
             (collateralized by U.S. Treasury
$  634,000   Note, 3.375%, 04/30/04)..........................        $  634,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $40,665,521)-- 99.8% ...................................        32,661,093

Other assets less liabilities-- 0.2%..........................            61,837
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $7.38 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  4,431,682 shares outstanding) ..............................       $32,722,930
                                                                     -----------

  ADR - American Depositary Receipt

*Non-income producing security

 (1)Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
TECHNOLOGY FUND1

OBJECTIVE:
The UMB Scout Technology Fund seeks to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

The first half of the fiscal year for the UMB Scout Technology Fund brought two contrasting quarters. We believe the market reached its bear market low at the end of the third quarter. The fourth quarter began a modest recovery in both technology and the market overall. The big question remains: will technology be the leader in the next bull market?

The third calendar quarter of 2002 brought a culmination of many negative stories. The worries of the 9/11 anniversary, the threat of war with Iraq, unemployment rising and fear of poor retail sales led to pre-announcements of lower earnings expectations for a majority of the S&P 500(R) Index companies. At the end of September, the technology sector, as measured by the S&P 500 Information Technology Index, had dropped to the lowest point since October 1996.

By the second week of October, the market began a two-month rally. The upswing appears to have been sparked by investors covering their short positions and sustained by momentum buying. October also brought company earnings releases with a hint of optimism and analysts began forecasting a better than expected holiday retail season. We saw the Fund gain 37.28% for the fourth calendar quarter at the end of November. December gave back some of the gains on short-term profit taking, in part due to lower than expected holiday retail sales, leaving the quarter's return at 20.71%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Going forward into the second half of our fiscal year, we anticipate a volatile market. On a macro level, we still have the fear of war, rising unemployment, and poor retail sales. We believe there needs to be an improvement in corporate profitability in order to generate the capital spending necessary for growth in revenue and earnings in the sector. We think the economy is moving in this direction, aided by President Bush's stimulus plan. We are optimistic that we have seen the bottom of the bear market, but we are cautious due to difficult year-over-year earnings comparisons from the first half of calendar year 2002. Recently, technology has shown the willingness to lead the market, and we would expect this to continue as economic and market conditions improve.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The UMB Scout Technology Fund closed the calendar year 2002 at $2.04 per share and had a total return of 20.71% for the last quarter and -46.74% for the year, as compared to its benchmarks, the Nasdaq Composite Index and the S&P 500 Information Technology Index, which returned 14.07% and 22.32% for the quarter and -31.26% and -37.41% for the year, respectively.

LARRY VALENCIA, CFA
CRAIG NOVORR
Scout Investment Advisors, Inc.

1Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT TECHNOLOGY FUND (UMBCX)
 as of December 31, 2002

                   TECHNOLOGY               NASDAQ      S&P 500 INFORMATION
                      FUND                  INDEX         TECHNOLOGY INDEX

  5/1/2000           10,000                10,000             10,000
 6/30/2000           10,080                10,277              9,981
 9/30/2000            9,890                 9,521              8,590
12/31/2000            6,610                 6,408              5,722
 3/31/2001            3,820                 4,777              4,241
 6/30/2001            4,380                 5,614              4,767
 9/30/2001            2,940                 3,897              3,148
12/31/2001            3,830                 5,075              4,242
 3/31/2002            3,660                 4,806              3,927
 6/30/2002            2,540                 3,814              2,906
 9/30/2002            1,690                 3,058              2,170
12/31/2002            2,040                 3,489              2,655

(2)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
   Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index and S&P 500 Information Technology Index assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)

Software................31%
Semiconductor Equipment
   & Products...........29%
Computers & Peripherals.13%
Communication Equipment. 9%
Cash & Equivalents...... 6%
Industrials............. 5%
Consumer Discretionary.. 4%
Electronic Equipment
   & Instruments........ 3%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of December 31, 2002
                                               QUARTER    1 YEAR     INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT TECHNOLOGY FUND....................   20.71%    -46.74%    -44.85%
Nasdaq Composite Index1......................   14.07%    -31.26%    -32.58%
S&P 500 Information Technology Index(1)......   22.32%    -37.41%    -39.13%
Lipper Science & Technology Fund Index(1)....   15.95%    -41.38%    -40.66%
--------------------------------------------------------------------------------

  Inception - May 1, 2000.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                               MARKET          PERCENT
                                            VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

QUALCOMM, Inc.............................    $  462             6%
First Data Corp...........................       432             5%
Microsoft Corp............................       387             5%
Cognos, Inc...............................       375             5%
PeopleSoft, Inc...........................       366             5%
Lexmark International, Inc................       363             4%
Maxim Integrated Products, Inc............       352             4%
Dell Computer Corp........................       347             4%
Applied Materials, Inc....................       343             4%
BMC Software, Inc.........................       342             4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............    $3,769            46%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                      INCOME &                 CUMULATIVE(2)
                            NET       SHORT-TERM   LONG-TERM     VALUE PER
                           ASSET        GAINS         GAINS      SHARE PLUS
                           VALUE    DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/00.........         $ 6.61       $   --       $   --        $ 6.61
12/31/01.........           3.83           --           --          3.83
12/31/02.........           2.04           --           --          2.04
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

TECHNOLOGY FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.8%
COMMUNICATIONS EQUIPMENT -- 9.2%
     22,000        Cisco Systems, Inc.* .......................       $  288,200
     12,693        QUALCOMM, Inc.* ............................          461,898
                                                                      ----------
                                                                         750,098
                                                                      ----------

COMPUTERS & PERIPHERALS-- 12.7%
     13,000        Dell Computer Corp.* .......................          347,620
     17,200        Emulex Corp.* ..............................          319,060
      6,000        Lexmark International, Inc.*................          363,000
                                                                      ----------
                                                                       1,029,680
                                                                      ----------

CONSUMER DISCRETIONARY -- 4.2%
      5,000        eBay, Inc.* ................................          339,100
                                                                      ----------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 3.4%
      6,700        Diebold, Inc. ..............................          276,174
                                                                      ----------

INDUSTRIALS -- 5.3%
     12,200        First Data Corp. ...........................          432,002
                                                                      ----------

SEMICONDUCTOR EQUIPMENT
& PRODUCTS -- 29.3%
     26,300        Applied Materials, Inc.*....................          342,689
     18,000        Cree, Inc.* ................................          294,300
     16,000        Intel Corp. ................................          249,120
      7,000        KLA-Tencor Corp.* ..........................          247,590
     11,650        Linear Technology Corp. ....................          299,638
     10,650        Maxim Integrated Products, Inc. ............          351,876
     12,000        Microchip Technology, Inc. .................          293,400
     15,000        Xilinx, Inc.* ..............................          309,000
                                                                      ----------
                                                                       2,387,613
                                                                      ----------

SOFTWARE -- 30.7%
     20,000        BMC Software, Inc.* ........................          342,200
     16,000        Cognos, Inc.* ..............................          375,200
      4,500        Intuit, Inc.* ..............................          211,140
      9,000        Mercury Interactive Corp.*..................          266,850
      7,480        Microsoft Corp.* ...........................          386,716
     23,900        Oracle Corp.* ..............................          258,120
     20,000        PeopleSoft, Inc.* ..........................          366,000
     22,000        Verity, Inc.* ..............................          294,602
                                                                      ----------
                                                                       2,500,828
                                                                      ----------

TOTAL COMMON STOCKS
(COST $8,405,495)-- 94.8% .....................................        7,715,495
                                                                      ----------

--------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(COST $447,000) -- 5.5%
             Northern Trust Co.
             1.12%, dated 12/31/02,
             repurchase price $447,028
             maturing 01/02/03
             (collateralized by U.S. Treasury
$   447,000        Note, 3.375%, 04/30/04).....................      $   447,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $8,852,495)-- 100.3% ....................................        8,162,495

Liabilities less other assets-- (0.3)%.........................         (24,480)
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
    (equivalent to $2.04 per share;
    unlimited shares of $1.00 par value
    capital shares authorized;
    3,987,759 shares outstanding) .............................       $8,138,015
                                                                      ----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
ENERGY FUND(1)

OBJECTIVE:
The UMB Scout Energy Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of companies principally engaged in energy-related businesses.

Several macro-political events buffeted both energy prices and the stock market during the first half of the Energy Fund's fiscal year. First, fear of the inevitable war with Iraq has created concerns over short-term oil supply. Both Russia and Saudi Arabia have promised to increase shipments and mediate any spot shortages. The price of West Texas Intermediate oil, however, ran up to $32/barrel on the spot market toward the end of December from a low of $18/barrel in January 2002. Second, the political turmoil in Venezuela resulted in temporary spot shortages of crude and refined products in our domestic markets. OPEC continued to maintain current quotas and its stated price target at $22 to $28/barrel. Natural gas prices tracked the uncertainty in the crude markets, reaching $5.29 MCF (thousand cubic feet) early in December. High crude prices and continued cold weather provided a floor for natural gas. The continued global uncertainty, the weak United States dollar, and the pace of economic recovery will be the final determinant of demand for and subsequently the price of crude on a going forward basis.

During calendar year 2002, the UMB Scout Energy Fund maintained an equity weighting in excess of 80% in energy-related stocks. The Fund's core sectors were dominated by international integrated oils, as well as exploration and production companies. The oil service and natural gas sectors outperformed the basic integrated oils for the first half of the year and the last quarter. Restructuring of the S&P 500(R) Index during July forced Royal Dutch out of the Index with selling pressure spreading to the other large integrated oils. The UMB Scout Energy Fund worked to mitigate the price volatility by maintaining an overweighting in oil service and natural gas issues. Positions in natural resource equities were expanded in the third and fourth quarters of 2002. The overweighting of key sectors, oil service and natural gas issues, plus utilizing seasonal movements within the energy sector, resulted in the Fund's outperforming its benchmarks for the calendar year 2002.

The UMB Scout Energy Fund closed the calendar year 2002 at $8.19 per share. The Fund had a total return (price change and reinvested distributions) of 7.90% for the quarter and -9.00% for the year ended December 31, 2002. In comparison the Fund's benchmark, the S&P 500 Energy Index, posted a return of 6.79% for the quarter and


--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

-11.13% for the year ended December 31, 2002. The UMB Scout Energy Fund outperformed by 1.11% for the quarter and 2.13% for the calendar year compared to the Fund's benchmark. For the quarter and calendar year ended December 31, 2002 the S&P 500(R) Index was up 8.44% and down -22.10%, respectively.

WILLIAM E. CASHMAN
Scout Investment Advisors, Inc.

1Due to the limited focus of this Fund, the UMB Scout Energy Fund is more susceptible to any economic, business or other developments that generally affect energy-related companies.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT ENERGY FUND (UMBEX)
 as of December 31, 2002

                     ENERGY                S&P 500            S&P 500
                      FUND                  INDEX          ENERGY INDEX

 2/23/1998           10,000                10,000             10,000
 6/30/1998            9,740                11,022             10,484
12/31/1998            9,038                12,039             10,090
 6/30/1999           10,003                13,530             12,037
12/31/1999            9,978                14,573             11,979
 6/30/2000           10,062                14,511             12,634
12/31/2000           10,581                13,246             13,857
 6/30/2001           10,529                12,359             13,398
12/31/2001           10,091                11,671             12,417
 6/30/2002           10,227                10,136             12,943
12/31/2002            9,183                 9,092             11,035

 (2)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Energy Fund, S&P 500(R) Index and
    S&P 500 Energy Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)

Oil - Integrated International .........   37%
Oil - Exploration & Production .........   23%
Oil - Equipment & Services .............   11%
Oil - Integrated Domestic  .............    8%
Materials ..............................    8%
Oil - Drilling .........................    7%
Cash & Equivalents .....................    2%
Fixed Income ...........................    2%
Oil - Refining & Marketing .............    2%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of December 31, 2002
                               QUARTER    1 YEAR     3 YEARS      INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT ENERGY FUND.........    7.90%     -9.00%     -2.73%     -1.74%
S&P 500(R)Index(1)............    8.44%    -22.10%    -14.55%     -1.94%
S&P 500 Energy Index(1).......    6.79%    -11.13%     -2.70%      2.05%
--------------------------------------------------------------------------------

  Inception - February 23, 1998.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
  Prior to July 2, 2001, the Fund was known as the UMB Scout Capital Preservation Fund and was managed in accordance with a different investment strategy.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                               MARKET          PERCENT
                                            VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

ExxonMobil Corp...........................      $ 279          20%
BP PLC....................................         69           5%
Burlington Resources, Inc.................         64           5%
TotalFinaElf S.A..........................         64           5%
EOG Resources, Inc........................         64           4%
ConocoPhillips............................         63           4%
Apache Corp...............................         63           4%
ChevronTexaco Corp........................         60           4%
Schlumberger Ltd..........................         59           4%
Imperial Oil Ltd..........................         52           4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............       $837          59%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                      INCOME &                  CUMULATIVE(2)
                           NET       SHORT-TERM    LONG-TERM      VALUE PER
                          ASSET        GAINS         GAINS        SHARE PLUS
                          VALUE    DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
------------------------------------------------------------------------------

12/31/98.........        $ 8.91        $ 0.13        $   --         $ 9.04
12/31/99.........          9.59          0.24            --           9.96
12/31/00.........          9.89          0.27            --          10.53
12/31/01.........          9.11          0.18          0.16          10.09
12/31/02.........          8.19          0.11            --           9.27
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)


ENERGY FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------


COMMON STOCKS -- 95.3%
MATERIALS -- 7.8%
       600       Alcoa, Inc. ..................................       $   13,668
     2,500       BHP Billiton Ltd. ............................           28,750
       500       Du Pont (E.I.) de Nemours & Co. ..............           21,200
     1,000       Peabody Energy Corp. .........................           29,230
       400       Weyerhaeuser Co. .............................           19,684
                                                                      ----------
                                                                         112,532
                                                                      ----------

OIL -- DRILLING -- 7.2%
       900       Nabors Industries Ltd.*.......................           31,743
     1,300       Noble Corp.* .................................           45,695
     1,100       Transocean, Inc. .............................           25,520
                                                                      ----------
                                                                         102,958
                                                                      ----------

OIL-- EQUIPMENT & SERVICES-- 11.2%
     1,000       Baker Hughes, Inc. ...........................           32,190
     1,200       BJ Services Co.* .............................           38,772
     1,000       Maverick Tube Corp.* .........................           13,030
     1,400       Schlumberger Ltd. ............................           58,926
     1,000       Technip-Coflexip S.A .........................           17,810
                                                                      ----------
                                                                         160,728
                                                                      ----------

OIL -- EXPLORATION & PRODUCTION -- 22.3%
     1,000       Anadarko Petroleum Corp. .....................           47,900
     1,100       Apache Corp. .................................           62,689
     1,500       Burlington Resources, Inc. ...................           63,975
       600       EnCana Corp. .................................           18,660
     1,600       EOG Resources, Inc. ..........................           63,872
     1,200       Ocean Energy, Inc. ...........................           23,964
     1,000       St. Mary Land & Exploration Co. ..............           25,000
       500       Unocal Corp. .................................           15,290
                                                                      ----------
                                                                         321,350
                                                                      ----------

OIL -- INTEGRATED DOMESTIC -- 7.9%
       400       Amerada Hess Corp. ...........................           22,020
     1,300       ConocoPhillips ...............................           62,907
     1,000       Occidental Petroleum Corp. ...................           28,450
                                                                      ----------
                                                                         113,377
                                                                      ----------

OIL-- INTEGRATED INTERNATIONAL-- 36.5%
     1,700       BP PLC .......................................           69,105
       900       ChevronTexaco Corp. ..........................           59,832
     8,000       ExxonMobil Corp. .............................          279,520
     1,800       Imperial Oil Ltd. ............................           51,660
       900       TotalFinaElf S.A .............................           64,350
                                                                      ----------
                                                                         524,467
                                                                      ----------

OIL -- REFINING & MARKETING -- 2.4%
       500       Sunoco, Inc. .................................           16,590
       500       Valero Energy Corp. ..........................           18,470
                                                                      ----------
                                                                          35,060
                                                                      ----------

TOTAL COMMON STOCKS
(COST $1,435,852)-- 95.3% .....................................        1,370,472
                                                                      ----------

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES
(COST $30,158) -- 2.1%
             U.S. Treasury Note
$   30,000   4.00%, 04/30/03 ..................................       $   30,287
                                                                      ----------

REPURCHASE AGREEMENT
(COST $29,000) -- 2.0%
              Northern Trust Co.
              1.12%, dated 12/31/02,
              repurchase price $29,002
              maturing 01/02/03
              (collateralized by U.S. Treasury
    29,000    Note, 3.375%, 04/30/04)..........................           29,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $1,495,010)-- 99.4% .....................................        1,429,759

Other assets less liabilities-- 0.6%...........................            8,776
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $8.19 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  175,723 shares outstanding)..................................       $1,438,535
                                                                      ----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
BALANCED FUND

OBJECTIVE:
The UMB Scout Balanced Fund seeks to provide long-term growth of capital by investing in equity securities and seeks high current income by investing in fixed-income securities.

The UMB Scout Balanced Fund closed the six-month period of July 1, 2002 through December 31, 2002, with a return of -3.86%. The UMB Scout Balanced Fund outperformed its benchmark, the Lipper Balanced Fund Index, which lost -4.94% for the comparable six-month period, by 1.08%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Equity investors continued to endure losses, with the S&P 500(R) Index dropping -10.30%. Corporate malfeasance dominated market attention while earnings estimates continued a steady drumbeat lower. The novelty of declining consumer goods prices for the first time in decades led markets to contemplate the very real specter of deflation. Fortunately, investor fear and uncertainty was diminished with the conclusion of the November election followed by a surprise rate cut by the Federal Reserve Bank. Markets regained some lost ground for the remainder of the year, but price rebounds in the S&P 500(R) Index merely shaved losses on a calendar year basis to -22.10%.

The UMB Scout Balanced Fund continued to maintain an asset allocation of roughly 60% equity and 40% fixed income. A loss of 18.25% in the equity portion, although outperforming the S&P 500(R) Index, was cold comfort. For the third year in a row, bonds held in the Fund helped to offset losses by preserving capital and throwing off a reliable stream of income. In our equity positions, we remained underweighted in technology and telecom for most of the year, although there are emerging signs that telecom may finally lift out of a multi-year tailspin. We trimmed our position in energy but remained heavily overweighted versus the S&P 500(R) Index. Occidental Petroleum has been an outstanding performer and we continue to like the company versus its peers.1 We increased our exposure to health care. The installation, at long last, of a new FDA commissioner should help change the dynamic for approving new drugs. Given the heavy government oversight of health care, a leadership vacuum at the FDA proved to be a difficult hurdle to overcome when seeking approval for new medications.


--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The Fund's fixed-income position had an average duration of 4.0 years, higher than that of the Lehman Brothers Govt./Credit Int. Index, which stood at 3.6 years as of December 31, 2002. Our asset quality has been AAA, which has helped us weather recent market seizures. In spite of a looming war with Iraq, we are becoming more positive toward selected parts of the economy as reflected in our sector allocations. If the United States can quickly and effectively prosecute its war aims in the Middle East, we believe U.S. companies should show improvement in earnings (and investors in returns) in 2003.

The UMB Scout Balanced Fund closed the calendar year 2002 at $7.83 per share and had a total return (price change and reinvested distributions) of 3.19% for the quarter and -8.12% for the year. The Fund's benchmark, the S&P 500(R) Index, posted returns of 8.44% for the quarter and -22.10% for the year.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.



(1)Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT BALANCED FUND (UMBLX)
 as of December 31, 2002

                    BALANCED              S&P 500         LIPPER BALANCED
                     FUND                  INDEX              INDEX

 12/6/1995           10,000                10,000             10,000
12/31/1996           10,664                12,281             11,247
12/31/1997           11,743                16,378             13,530
12/31/1998           12,113                21,059             15,571
12/31/1999           11,988                25,490             16,968
12/31/2000           13,216                23,169             17,373
12/31/2001           12,653                20,416             16,811
12/31/2002           11,886                15,904             15,014

 (2)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Balanced Fund, S&P 500 (R) Index and Lipper Balanced Fund Index assume dividends were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)

Fixed Income............36%
Health Care ............11%
Industrials.............10%
Finance................. 9%
Energy.................. 7%
Consumer Staples........ 6%
Consumer Discretionary.. 5%
Info Technology......... 5%
Telecom Services........ 4%
Cash & Equivalents...... 3%
Materials............... 3%
Utilities............... 1%
------------------------------------------------------------------------------

Based on total investments as of December 31, 2002. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of December 31, 2002

                                       1 YEAR    3 YEARS   5 YEARS   INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT BALANCED FUND.............   -8.12%    -1.02%    -0.20%     2.15%
S&P 500(R)Index(1)..................  -22.10%   -14.55%    -0.59%     6.78%
Lipper Balanced Fund Index(1).......  -10.69%    -4.00%     2.10%     5.92%
--------------------------------------------------------------------------------

  Inception - December 6, 1995.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
UMB SCOUT BALANCED FUND (UMBLX)
                                              MARKET            PERCENT
                                           VALUE (000'S)        OF TOTAL
--------------------------------------------------------------------------------

Johnson & Johnson.........................     $  27               2%
Occidental Petroleum Corp.................        25               2%
Wells Fargo & Co..........................        23               2%
3M Co.....................................        23               2%
Medtronic, Inc. ..........................        21               2%
PepsiCo, Inc..............................        19               2%
State Street Corp.........................        19               2%
Marsh & McLennan Companies, Inc...........        19               2%
Avery Dennison Corp.......................        18               2%
American Express Co.......................        18               2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............      $212              20%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                   INCOME &                 CUMULATIVE(2)
                         NET     SHORT-TERM    LONG-TERM      VALUE PER
                        ASSET      GAINS          GAINS       SHARE PLUS
                        VALUE   DISTRIBUTION   DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/95.........     $ 10.02       $ 0.12        $  --       $ 10.14
12/31/96.........       10.33         0.30           --         10.75
12/31/97.........       10.62         0.58         0.16         11.78
12/31/98.........       10.01         0.45         0.49         12.11
12/31/99.........        9.24         0.64         0.03         12.01
12/31/00.........        9.15         1.02           --         12.93
12/31/01.........        8.76           --           --         12.54
12/31/02.........        7.83         0.23           --         11.84
--------------------------------------------------------------------------------


 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

BALANCED FUND

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 59.3%
CONSUMER DISCRETIONARY -- 4.7%
    345         Best Buy Co., Inc.* ...........................         $  8,332
    600         Darden Restaurants, Inc. ......................           12,270
    200         McDonald's Corp. ..............................            3,216
    140         Omnicom Group, Inc. ...........................            9,044
    400         Target Corp. ..................................           12,000
    350         TJX Companies, Inc. ...........................            6,832
                                                                        --------
                                                                          51,694
                                                                        --------

CONSUMER STAPLES -- 5.7%
    250         Anheuser-Busch Companies, Inc. ................           12,100
    375         Dean Foods Co.* ...............................           13,913
    300         McCormick & Company, Inc. .....................            6,960
    450         PepsiCo, Inc. .................................           18,999
    175         Unilever N.V., ADR ............................           10,799
                                                                        --------
                                                                          62,771
                                                                        --------

ENERGY -- 7.0%
    350         ExxonMobil Corp. ..............................           12,229
    300         Kerr-McGee Corp. ..............................           13,290
    460         Noble Corp.* ..................................           16,169
    870         Occidental Petroleum Corp. ....................           24,751
    250         Shell Transport & Trading PLC..................            9,730
                                                                        --------
                                                                          76,169
                                                                        --------

FINANCE -- 9.3%
    500         American Express Co. ..........................           17,675
    110         American International Group...................            6,364
    750         Banknorth Group, Inc. .........................           16,950
    400         Marsh & McLennan
                Companies, Inc. ...............................           18,484
    475         State Street Corp. ............................           18,525
    500         Wells Fargo & Co. .............................           23,435
                                                                        --------
                                                                         101,433
                                                                        --------

HEALTH CARE -- 10.8%
    350         Amgen, Inc.* ..................................           16,919
    225         Cardinal Health, Inc. .........................           13,318
    500         Johnson & Johnson .............................           26,855
    465         Medtronic, Inc. ...............................           21,204
    230         Merck & Co., Inc. .............................           13,020
    390         Mylan Laboratories, Inc. ......................           13,611
    450         Pfizer, Inc. ..................................           13,757
                                                                        --------
                                                                         118,684
                                                                        --------

--------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 9.7%
    190         3M Co. ........................................         $ 23,427
    300         Avery Dennison Corp. ..........................           18,324
    460         Dover Corp. ...................................           13,414
    275         FedEx Corp. ...................................           14,911
    430         Fiserv, Inc.* .................................           14,598
    200         General Dynamics Corp. ........................           15,874
    440         Southwest Airlines Co. ........................            6,116
                                                                        --------
                                                                         106,664
                                                                        --------

INFORMATION TECHNOLOGY-- 5.0%
    490         Dell Computer Corp.* ..........................           13,102
    645         Intel Corp. ...................................           10,043
    300         Microsoft Corp.* ..............................           15,510
    500         Molex, Inc. ...................................           11,520
    300         Nokia Corp. ADR, Class A.......................            4,650
                                                                        --------
                                                                          54,825
                                                                        --------

MATERIALS -- 2.5%
    200         Air Products and Chemicals, Inc. ..............            8,550
    400         Alcoa, Inc. ...................................            9,112
    450         Engelhard Corp. ...............................           10,057
                                                                        --------
                                                                          27,719
                                                                        --------

TELECOMMUNICATION SERVICES -- 3.7%
    465         CenturyTel, Inc. ..............................           13,662
    470         SBC Communications, Inc. ......................           12,742
    350         Verizon Communications, Inc. ..................           13,562
                                                                        --------
                                                                          39,966
                                                                        --------

UTILITIES -- 0.9%
    480         Duke Energy Corp. .............................            9,379
                                                                        --------

TOTAL COMMON STOCKS
(Cost $712,689)-- 59.3% .......................................          649,304
                                                                        --------

                                                       Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

BALANCED FUND (Continued)

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS -- 9.8%
          CVS Corp.
$25,000    5.50%, 02/15/04 ....................................          $25,941
          Southern New England Telephone
 25,000   7.125%, 08/01/07 ....................................           28,923
           Stanley Works
 50,000   5.75%, 03/01/04 .....................................           52,153
                                                                      ----------

TOTAL CORPORATE BONDS
(COST $100,160)-- 9.8% ........................................          107,017
                                                                      ----------

U.S. GOVERNMENT AGENCIES -- 17.3%
Federal Home Loan Mortgage Corp.
 25,000   5.50%, 07/15/06 .....................................           26,334
 25,000   5.75%, 04/15/08 .....................................           28,094
 50,000   5.50%, 09/15/11 .....................................           54,873
          Federal National Mortgage
           Association
 25,000   3.875%, 03/15/05 ....................................           26,132
 30,000   4.375%, 10/15/06 ....................................           31,860
          Government National Mortgage
           Association
 20,753   6.00%, 12/20/16 .....................................           21,831
                                                                      ----------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $178,064)-- 17.3% .......................................          189,124
                                                                      ----------

U.S. GOVERNMENT SECURITIES -- 8.1%
          U.S. Treasury Note
 50,000   4.625%, 05/15/06 ....................................           53,941
          U.S. Treasury Strip
 50,000   08/15/11 ............................................           35,476
                                                                      ----------

TOTAL U.S. GOVERNMENT SECURITIES
(COST $83,498)-- 8.1% .........................................           89,417
                                                                      ----------

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(COST $37,000) -- 3.4%
          Northern Trust Co.
           1.12%, dated 12/31/02,
           repurchase price $37,002
           maturing 01/02/03
           (collateralized by U.S. Treasury
$37,000   Note, 3.375%, 04/30/04)..............................       $   37,000
                                                                      ----------

TOTAL INVESTMENTS
(COST $1,111,411)-- 97.9% .....................................        1,071,862


Other assets less liabilities-- 2.1%...........................           23,442
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $7.83 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  139,939 shares outstanding) .................................       $1,095,304
                                                                      ----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BOND FUND

OBJECTIVE:
The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

The extreme volatility that dominated the first half of 2002 carried over and expanded into the second half of the year. The economy showed only tepid signs of life and credit concerns continued to erode investor confidence in the corporate bond markets. Consequently, interest rates (10-year Treasuries) dropped dramatically as investors staged a "flight to quality," driving yields to a low of 3.60% in early October. The Federal Open Market Committee (FOMC) demonstrated their concern for the country's economic condition by dropping the Fed Funds rate by 50 basis points, to 1.25% in early November. This represented an unprecedented amount of accommodation in FOMC policy, so the markets began to respond with a bit more optimism toward the end of the calendar year. By the end of December, interest rates had risen back up to roughly 3.80%, while investors began to sprout hesitant hopes of an economic stabilization.

The continued drop in Treasury rates and rampant credit concerns helped deliver a period of solid returns for bond investors during the calendar year just ended. The Fund finished the year with a total return of 9.89%, placing the Fund ahead of its benchmark, the Lehman Bros. Govt./Credit Int. Index, which had a return of 9.84%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.) The strategic decisions set in motion several quarters ago continued to be the drivers of our success in 2002. We believe our strong relative returns have been the result of sapient duration management, stringent credit quality controls and advantageous sector selection. We successfully avoided the downward spiral of credit erosion amongst most of the major "fallen angels" that have dominated the media during recent quarters. Our insistence on only top-quality credit exposure and our disposition toward hasty disposal of any holdings showing signs of weakness has proven beneficial to our shareholders during the last several quarters. Additionally, our choice to utilize mortgage-backed holdings in place of lower-quality corporates helped further bolster returns.

In our opinion, the volatile downturn of the economy and violent reaction by the markets is likely to set the stage for a violent reaction in the other direction, once the economy begins to stabilize. This increase in volatility will likely lead to wider variations in the performance of the fixed-income markets, relative to industry benchmarks. We continue to strive for a longer-term focus, hoping to minimize portfolio turnover by avoiding the temptation to manage based on the "news of the day." We have continued

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------

to gradually reduce Treasury holdings and increase mortgage positions, anticipating that the long string of rate reductions will eventually reflate the economy, leading to a rising rate environment. While the ultimate recovery may take longer to unfold, we feel that the long-term direction for rates is upward. In keeping with this outlook, we utilized the recent drops in interest rates as an opportunity to shorten duration relative to the Fund's passive benchmark.

Our bias toward higher-quality assets may also help reduce volatility over the long term. We remain steadfast in our belief that investors may achieve attractive returns without taking on the volatility inherent in the lower-rated sectors of the corporate bond market. We are more comfortable building the yield of the Fund by increasing exposure to mortgage-backed securities, which deliver comparable yields without the credit risk (and therefore volatility) of corporate bonds.

We continue to believe that the Fund could be a suitable choice for investors seeking a relatively stable fixed-income return, while seeking to avoid the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

The UMB Scout Bond Fund closed the calendar year 2002 at $11.71 per share, and had a total return (price change and reinvested distributions) of 1.20% for the quarter and 9.89% for the year. The Fund's benchmark, the Lehman Brothers Govt./Credit Int. Index posted returns of 1.69% for the quarter and 9.84% for the year.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT BOND FUND (UMBBX)
 as of December 31, 2002

                     BOND           LEHMAN BROTHERS GOVT./
                     FUND           CREDIT INT. INDEX (1)

12/31/1992           10,000                10,000
12/31/1993           10,833                10,879
12/31/1994           10,500                10,669
12/31/1995           11,973                12,304
12/31/1996           12,397                12,802
12/31/1997           13,296                13,810
12/31/1998           14,245                14,975
12/31/1999           14,272                15,032
12/31/2000           15,594                16,553
12/31/2001           16,853                18,037
12/31/2002           18,520                19,811

 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./ Credit Intermediate Index assume distributions were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of December 31, 2002
                                               1 YEAR 3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT BOND FUND............................ 9.89%  9.07%    6.85%     6.36%
Lehman Brothers Govt./Credit Int. Index(1)..... 9.84%  9.64%    7.48%     7.08%
Lipper Intermediate Inv. Grade Fund Index(1)... 8.29%  9.02%    6.72%     6.86%
--------------------------------------------------------------------------------


  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
UMB SCOUT BOND FUND (UMBBX)
                                       INCOME &                   CUMULATIVE(2)
                           NET       SHORT-TERM      LONG-TERM     VALUE PER
                          ASSET         GAINS          GAINS        SHARE PLUS
                          VALUE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/82.........        $10.05        $ 0.03        $   --        $ 10.08
12/31/83.........          9.59          0.94            --          10.56
12/31/84.........         10.37          0.45            --          11.79
12/31/85.........         10.94          0.98          0.02          13.36
12/31/86.........         11.37          0.83          0.03          14.64
12/31/87.........         10.42          1.25          0.01          14.95
12/31/88.........         10.19          0.81          0.03          15.56
12/31/89.........         10.50          0.82            --          16.69
12/31/90.........         10.54          0.79            --          17.51
12/31/91.........         11.19          0.71            --          18.88
12/31/92.........         11.20          0.71            --          19.60
12/31/93.........         11.44          0.64          0.04          20.51
12/31/94.........         10.46          0.63            --          20.17
12/31/95.........         11.26          0.63          0.01          21.60
12/31/96.........         11.02          0.62            --          21.98
12/31/97.........         11.17          0.63            --          22.76
12/31/98.........         11.33          0.62            --          23.54
12/31/99.........         10.74          0.61            --          23.56
12/31/00.........         11.09          0.61            --          24.52
12/31/01.........         11.38          0.59            --          25.40
12/31/02.........         11.71          0.57          0.19          26.49
--------------------------------------------------------------------------------

 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 TAXABLE YIELD CURVES
--------------------------------------------------------------------------------
 UMB SCOUT BOND FUND (UMBBX)
 as of December 31, 2002

 TIME PERIOD
   (IN YEARS)    TREASURIES  AGENCIES   AA INDUSTRIALS
           1        1.09       1.34               1.87
           2         1.6       1.86               2.11
           3        2.06       2.33               2.61
           4        2.49       2.84               3.19
           5         2.8       3.18               3.49
           6         3.1       3.55                3.8
           7         3.4        3.9               4.13
           8        3.61       4.13               4.38
           9        3.78        4.3               4.51
          10        3.92       4.39               4.63
          11        4.08       4.48               4.83
          12         4.2       4.55               5.05
          13        4.35       4.62               5.26
          14        4.51       4.73               5.43
          15        4.68       4.81               5.62
          16        4.72       4.88               5.63
          17        4.79       4.96               5.69
          18        4.83       5.07               5.72
          19        4.89       5.13               5.72
          20        4.95       5.27               5.79
          21        4.95        5.3               5.79
          22        4.95       5.37               5.75
          23        4.94       5.42               5.75
          24        4.94       5.47               5.72
          25        4.94       5.51                5.7
          26         4.9       5.49               5.65
          27        4.88       5.46               5.57
          28        4.88       5.44                5.5
          29        4.84       5.42               5.45
          30        4.82        5.4               5.42

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)

Government & Agency.....69%
Corporate Bonds.........30%
Short-Term.............. 1%
------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.


Source: Scout Investment Advisors, Inc.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------


CORPORATE BONDS -- 29.9%
                 AIG SunAmerica
$1,400,000         5.85%, 08/01/08 .........................         $ 1,554,461
                 Alabama Power Co.
   500,000         5.49%, 11/01/05 .........................             538,039
                 American Home Products, Inc.
   400,000         5.875%, 03/15/04 ........................             415,939
                 Applied Materials, Inc.
   500,000         6.75%, 10/15/07 .........................             560,228
                 Baltimore Gas & Electric Co.
   500,000         6.50%, 02/15/03 .........................             502,210
                 BellSouth Telecommunications
   500,000         6.25%, 05/15/03 .........................             508,231
   500,000         6.375%, 06/15/04 ........................             532,736
                 Boeing Co.
   650,000         6.35%, 06/15/03 .........................             663,655
                 Chevron Capital Corp.
 1,250,000         3.50%, 09/17/07 .........................           1,273,808
                 Colgate-Palmolive, Inc.
 1,000,000         5.34%, 03/27/06 .........................           1,080,203
                 Cooper Industries, Inc.
   500,000         5.88%, 02/20/03 .........................             502,055
                 GTE South, Inc.
   500,000         6.00%, 02/15/08 .........................             546,005
                 GTE Southwest, Inc.
   500,000         6.00%, 01/15/06 .........................             543,780
                 International Business
                   Machines Corp.
 1,000,000         4.25%, 09/15/09 .........................           1,022,540
   200,000         5.25%, 12/01/03 .........................             206,047
                 Merrill Lynch & Co.
 1,000,000         6.00%, 02/17/09 .........................           1,087,941
                 New York Telephone Co.
 1,000,000         5.875%, 09/01/03 ........................           1,023,554
                 Northern Trust Corp.
   465,000         7.10%, 08/01/09 .........................             544,110
                 Pitney Bowes, Inc.
 1,000,000         4.625%, 10/01/12 ........................             997,601
                 SBC Communications, Inc.
 1,000,000         6.25%, 03/15/11 .........................           1,104,584
                 Southwestern Bell Telephone Co.
   500,000         5.77%, 10/14/03 .........................             515,507
                 Stanley Works
   500,000         5.75%, 03/01/04 .........................             521,530
                 SYSCO Corp.
   500,000         7.00%, 05/01/06 .........................             565,522
                 Target Corp.
   500,000         5.50%, 04/01/07 .........................             540,354
 1,000,000         6.35%, 01/15/11 .........................           1,112,413
                 Texaco Capital, Inc.
   250,000         5.70%, 12/01/08 .........................             264,361

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
                 Texas Instruments, Inc.
$  500,000         7.00%, 08/15/04 .........................         $   532,192
 1,000,000         6.125%, 02/01/06 ........................           1,072,007
                 Union Pacific Railroad Co.
   500,000         7.01%, 06/01/04 .........................             530,684
                 United Tech Corp.
   500,000         7.00%, 09/15/06 .........................             568,375
                 Wisconsin Electric Power Co.
   500,000         6.625%, 11/15/06 ........................             557,835
                                                                     -----------

TOTAL CORPORATE BONDS
(COST $20,703,273)-- 29.9% .................................          21,988,507
                                                                     -----------

GOVERNMENT-SPONSORED
ENTERPRISES -- 23.3%
                 Government National
                   Mortgage Association
     1,265         8.00%, 01/15/04 .........................               1,309
    34,305         9.50%, 04/15/05 .........................              36,743
    15,277         9.00%, 10/20/05 .........................              16,182
    20,470         7.50%, 02/15/06 .........................              21,519
     6,649         7.50%, 03/15/06 .........................               6,989
    22,906         8.00%, 06/20/06 .........................              24,221
    18,325         8.50%, 07/15/06 .........................              19,757
    62,250         8.00%, 08/15/06 .........................              66,237
    41,314         7.50%, 08/20/06 .........................              43,600
    29,423         7.50%, 09/15/06 .........................              30,930
    17,799         7.50%, 04/15/07 .........................              18,883
    44,156         7.50%, 03/20/09 .........................              47,466
   130,009         6.00%, 05/15/09 .........................             138,593
    79,625         7.00%, 05/15/09 .........................              85,604
   198,481         6.00%, 04/15/11 .........................             211,102
   144,828         6.50%, 10/15/11 .........................             154,282
   215,365         6.50%, 02/15/12 .........................             229,170
   219,028         6.00%, 02/20/13 .........................             231,316
   220,758         6.00%, 03/20/13 .........................             233,143
   329,788         6.00%, 08/15/13 .........................             349,320
   223,536         6.00%, 08/20/13 .........................             236,077
   259,449         6.00%, 12/20/13 .........................             274,004
   254,978         6.00%, 01/20/14 .........................             269,172
   276,347         6.00%, 02/15/14 .........................             292,594
   264,988         6.00%, 02/20/14 .........................             279,739
   313,805         6.00%, 05/15/14 .........................             332,255
   188,378         7.00%, 08/20/15 .........................             201,416
   332,706         6.00%, 03/15/16 .........................             351,031
 1,425,255         6.00%, 05/15/16 .........................           1,503,757
   405,178         6.00%, 07/20/16 .........................             426,229
   468,235         6.00%, 08/15/16 .........................             494,025
   812,862         6.00%, 11/15/16 .........................             857,634
 1,400,691         6.50%, 01/15/17 .........................           1,485,295
 1,866,150         5.50%, 03/20/17 .........................           1,945,963
   715,861         5.50%, 06/20/17 .........................             746,477

                                             UMB SCOUT FUNDS SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

BOND FUND (Continued)

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

GOVERNMENT-SPONSORED
ENTERPRISES (Continued)
              Government National
               Mortgage Association
$2,370,428       5.50%, 08/15/17 ............................        $ 2,479,214
  487,947        5.50%, 10/20/17 ............................            508,816
1,000,000        6.00%, 10/16/28 ............................          1,043,159
  987,454        7.00%, 11/15/28 ............................          1,048,893
  362,787        6.50%, 10/20/31 ............................            378,648

TOTAL GOVERNMENT-SPONSORED
ENTERPRISES
(COST $16,483,070)-- 23.3% ..................................         17,120,764
                                                                     -----------

U.S. GOVERNMENT AGENCIES -- 31.1%
               Federal Farm Credit Bank
  200,000        6.70%, 10/11/06 ............................            228,882
               Federal Home Loan Bank
1,000,000        6.525%, 06/17/09 ...........................          1,169,834
  725,000        6.20%, 06/06/12 ............................            785,300
               Federal Home Loan
                 Mortgage Corp.
1,500,000        5.25%, 01/15/06 ............................          1,630,681
  500,000        6.75%, 05/30/06 ............................            573,039
1,000,000        6.625%, 09/15/09 ...........................          1,174,661
1,500,000        5.125%, 07/15/12 ...........................          1,599,527
               Federal National
                Mortgage Association
   96,236        6.50%, 11/01/04 ............................             98,763
  500,000        6.82%, 08/23/05 ............................            561,433
  500,000        5.875%, 02/14/06 ...........................            553,736
  500,000        6.41%, 03/08/06 ............................            562,553
1,000,000        5.25%, 08/14/06 ............................          1,023,869
  500,000        5.00%, 01/15/07 ............................            542,475
1,000,000        5.00%, 01/20/07 ............................          1,039,435
  500,000        6.96%, 04/02/07 ............................            581,992
  500,000        7.04%, 09/07/07 ............................            543,417
2,750,000        4.375%, 09/15/12 ...........................          2,763,016
               Private Export Funding
  500,000        5.53%, 04/30/06 ............................            549,083
               Small Business Administration
  238,985        7.46%, 03/01/10 ............................            268,808
  434,659        5.97%, 03/01/11 ............................            475,874
  923,262        6.09%, 07/01/11 ............................          1,013,908
  920,993        5.55%, 09/01/11 ............................            997,530
  500,000        5.886%, 09/01/11 ...........................            533,013
1,000,000        4.67%, 09/10/12 ............................          1,000,841
1,408,203        6.44%, 06/01/21 ............................          1,567,669
  959,872        6.34%, 08/01/21 ............................          1,063,557
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $21,044,287) -- 31.1% .................................         22,902,896
                                                                     -----------

--------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES -- 13.5%
               U.S. Treasury Note
$1,000,000       6.50%, 05/15/05 ............................        $ 1,110,352
   500,000       5.75%, 11/15/05 ............................            552,872
 4,500,000       5.00%, 08/15/11 ............................          4,935,942
               U.S. Treasury Strip
 1,000,000       05/15/08 ...................................            849,019
 3,500,000       08/15/11 ...................................          2,483,295
                                                                     -----------

TOTAL U.S. GOVERNMENT SECURITIES
(COST $9,252,799) -- 13.5% ..................................          9,931,480
                                                                     -----------

REPURCHASE AGREEMENT
(COST $814,000) -- 1.1%
               Northern Trust Co.
                 1.12%, dated 12/31/02,
                 repurchase price $814,051
                 maturing 01/02/03
                 (collateralized by U.S. Treasury
   814,000       Note, 3.375%, 04/30/04).....................            814,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $68,297,429)-- 98.9% ..................................         72,757,647

Other assets less liabilities-- 1.1%.........................            828,172
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $11.71 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   6,284,467 shares outstanding) ............................        $73,585,819
                                                                     -----------

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND(1)

OBJECTIVE:
The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

In general, the investment-grade bond market realized another year of positive returns in 2002. The individual securities that are held in the UMB Scout Kansas Tax-Exempt Bond Fund continued to carry the same credit ratings as they did at the time of purchase. These assets are reviewed on a daily basis for negative aspects that could affect your investment in the Fund.

This year should be a very challenging one for the Kansas state legislators and for the new Governor Kathleen Sebelius. The state of Kansas is not alone in its struggle to balance its fiscal budget. The other 49 states face the same challenge with decreasing state revenues from various forms of taxes -- income, personal, and sales, to name a few. This decrease in revenue is coupled with an increase in expenses such as the individual state's contribution to Medicaid and the increase of monetary output for infrastructure needs, all while receiving less in matching funds from the federal government.

The Kansas municipal market traditionally has a lower issuance of general obligation bonds and essential purpose revenue bonds, as compared to most of the other states in the union. By nature, Kansans are conservative, and thus, there is less debt/bond issuance. The higher-grade bonds held in the UMB Scout Kansas Tax-Exempt Bond Fund may have a greater appeal for investors who favor quality over the potential for greater returns attributable to securities of lesser quality. This higher bond quality can be seen in the slightly lower return than in the Lehman Brothers 3-Year Municipal Index. However, residents of Kansas may receive an exemption from Kansas state taxes.2

The UMB Scout Kansas Tax-Exempt Bond Fund closed the calendar year 2002 at $10.15 per share with a total return (price change and reinvested distributions) of 0.47% for the quarter and 5.22% for the year. The Fund's benchmark, the Lehman Brothers 3-Year Municipal Index, posted a return of 0.91% for the quarter and 6.72% for the year.

                                             UMB SCOUT FUNDS SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The UMB Scout Funds and Scout Investment Advisors appreciate your continued investment in our family of mutual funds. Please feel free to contact us if you have any questions or concerns.

M. KATHRYN GELLINGS
Scout Investment Advisors, Inc.

(1)Available only to residents of Kansas and Missouri.
(2)Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes.
   Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of December 31, 2002

                     KANSAS            LEHMAN BROTHERS     LEHMAN BROTHERS
                   TAX-EXEMPT         3-YEAR MUNICIPAL     5-YEAR MUNICIPAL
                   BOND FUND              INDEX(3)            INDEX(3)

 2/23/1998           10,000                10,000             10,000
 6/30/1998           10,062                10,128             10,147
12/31/1998           10,342                10,429             10,499
 6/30/1999           10,325                10,498             10,477
12/31/1999           10,413                10,633             10,576
 6/30/2000           10,626                10,889             10,872
12/31/2000           11,082                11,296             11,393
 6/30/2001           11,433                11,734             11,831
12/31/2001           11,641                12,040             12,100
 6/30/2002           11,989                12,457             12,671
12/31/2002           12,249                12,850             13,222

 (3)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
    Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.
    For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

Kansas..................91%
Other................... 9%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
as of December 31, 2002
                                         QUARTER   1 YEAR   3 YEARS  INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT KANSAS TAX-EXEMPT
  BOND FUND.............................  0.47%    5.22%     5.56%     4.27%
Lehman Brothers 3-Year Municipal Index(1) 0.91%    6.72%     6.51%     5.30%
Lehman Brothers 5-Year Municipal Index(1) 0.85%    9.27%     7.73%     5.92%
--------------------------------------------------------------------------------



  Inception - February 23, 1998.
  Returns for periods greater than one year are compound average annual rates of return.
  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 (1)Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
  Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes.
  Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
                                         INCOME &                  CUMULATIVE(2)
                             NET       SHORT-TERM     LONG-TERM       VALUE PER
                            ASSET        GAINS          GAINS        SHARE PLUS
                            VALUE    DISTRIBUTION    DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/98.........         $ 10.01        $ 0.33        $   --        $ 10.34
12/31/99.........            9.68          0.40            --          10.40
12/31/00.........            9.87          0.41          0.01          11.02
12/31/01.........            9.97          0.39            --          11.51
12/31/02.........           10.15          0.33            --          12.02
--------------------------------------------------------------------------------


 (2)Does not assume any compounding of reinvested distributions.
    Distributions typically occur in June and December.
    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

KANSAS -- 88.9%
          Barton County, Kansas, Series A,
           Unified School District 428
$150,000   4.75%, 09/01/11...................................           $157,651
          Cloud County, Kansas,
           Unified School District 333
 150,000   5.10%, 09/01/04 ..................................            153,641
          Concordia, Kansas,
           Water & Sewer Rev
  55,000   4.70%, 11/01/07...................................            60,565
          Derby, Kansas, G.O., Series A
  25,000   4.65%, 06/01/09...................................            26,349
          Douglas County, Kansas, Series A
           Unified School District 497,
 200,000   4.30%, 09/01/05...................................            213,752
          Ellsworth, Kansas,
           Public Building Rev.
  10,000   4.50%, 06/01/05 ..................................             10,198
  20,000   4.70%, 06/01/07 ..................................            20,294
          Emporia, Kansas,
           Temp., Series A
 175,000   3.00%, 12/01/04...................................            175,963
          Finney County, Kansas, G.O.
  50,000   5.50%, 10/01/04 ..................................             53,592
  50,000   4.30%, 12/01/11...................................             51,673
          Garden City, Kansas
  50,000   4.10%, 11/01/04...................................             52,389
          Hays, Kansas
  50,000   4.40%, 09/01/10...................................             52,220
          Hutchinson, Kansas
 125,000   4.00%, 09/01/03...................................            127,045
          Johnson County, Kansas,
           Park Facility
 100,000   4.90%, 09/01/09...................................            103,995
          Johnson County, Kansas,
           Unified School District 229
           Series A
 100,000   5.20%, 10/01/03...................................            102,973
 100,000   5.50%, 10/01/05...................................            102,825
  50,000   5.125%, 10/01/06..................................             55,596
           Series B
 100,000   4.00%, 09/01/03...................................            101,840
          Johnson County, Kansas,
           Unified School District 231,
           Refinance & Improvement,
           Series A
 200,000   4.15%, 10/01/03...................................            204,234
          Johnson County, Kansas,
           Unified School District 232
 100,000   5.00%, 03/01/05...................................            107,429
          Johnson County, Kansas,
           Unified School District 512
  50,000   4.95%, 10/01/09...................................             54,273
 100,000   5.00%, 10/01/09...................................            107,197
          Johnson County, Kansas,
           Water District 001, Water Rev.
 100,000   4.50%, 06/01/03...................................            101,333
 150,000   4.75%, 06/01/04...................................            154,724
 100,000   4.90%, 06/01/12...................................            108,007

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
          Kansas State Dept. of Transportation,
           Highway Rev.
$200,000   5.10%, 03/01/05...................................           $205,224
 200,000   variable rate, 09/01/20...........................            200,000
 300,000   variable rate, 09/01/20...........................            300,000
          Leawood, Kansas, Series A
  50,000   4.35%, 09/01/04...................................             52,494
 100,000   4.40%, 09/01/13...................................            104,488
          Lenexa, Kansas
  35,000   5.00%, 09/01/05...................................             38,049
          Lyon County, Kansas, Sales Tax Rev.
 100,000   4.70%, 09/01/09...................................            107,013
          Merriam, Kansas
 115,000   3.00%, 10/01/06...................................            118,866
          Miami County, Kansas,
           Unified School District 367
 100,000   4.35%, 09/01/05...................................            107,032
 100,000   4.30%, 09/01/11...................................            103,807
          Olathe, Kansas, Series 199
  80,000   4.25%, 04/01/08...................................             86,095
          Riley County, Kansas
  70,000   1.90%, 09/01/05...................................             70,288
          Russell, Kansas
 100,000   3.10%, 12/01/04...................................            102,363
          Sabetha, Kansas, Electric Rev.
  50,000   4.00%, 09/01/04...................................             51,849
          Salina, Kansas, Water & Sewer,
           Series B
 100,000   4.40%, 10/01/08...................................            108,310
          Sedgwick County, Kansas,
           Unified School District 260,
           Series A
 200,000   4.00%, 10/01/06...................................            213,878
          Sedgwick County, Kansas,
           Unified School District 261
  50,000   4.10%, 11/01/09...................................             53,145
          Sedgwick County, Kansas,
           Unified School District 263
 200,000   5.30%, 09/01/03...................................            205,392
          Sedgwick County, Kansas,
           Unified School District 265
 340,000   5.40%, 10/01/05...................................            363,542
  50,000   4.25%, 10/01/08...................................             53,843
          Seward County, Kansas, Series A
 100,000   4.00%, 08/01/08...................................            106,200
          Shawnee, Kansas, Series A
 200,000   4.30%, 12/01/04...................................            205,366
          Shawnee County, Kansas, Series D
  35,000   4.15%, 09/01/05...................................             37,252
          Shawnee County, Kansas,
           Unified School District 501
  50,000   4.30%, 02/01/05...................................             52,853
  50,000   4.00%, 08/01/06...................................             53,321
 150,000   4.625%, 08/01/13..................................            157,230
  75,000   4.625%, 08/01/14..................................             77,696

                                                       Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

KANSAS TAX-EXEMPT BOND FUND (Continued)

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
          Topeka, Kansas, Refunding &
           Improvement Rev., Series A
$100,000   4.30%, 08/15/05...................................          $ 105,178
          Topeka, Kansas, Water & Water
           Pollution Control Utility Rev.,
           Series A
  70,000   4.30%, 08/01/07...................................             71,465
 100,000   5.00%, 08/01/15...................................            106,056
          Wellington, Kansas, Electric Water
           Works & Sewer Utility Rev.
  30,000   4.60%, 05/01/07...................................             32,847
          Wichita, Kansas, Series 752
 100,000   4.50%, 09/01/09...................................            104,692
          Wyandotte County, Kansas,
           Improvement, Series A
 200,000   2.50%, 08/01/06...................................            203,012
          Wyandotte County, Kansas,
           Unified School District 204
 300,000   5.20%, 09/01/04...................................            308,073
  35,000   4.80%, 09/01/07...................................             38,627
          Wyandotte County, Kansas,
           Utility System Revenue
  50,000   4.25%, 09/01/09...................................             53,524
                                                                      ----------

TOTAL KANSAS
(COST $6,576,447)-- 88.9%....................................          6,818,828
                                                                      ----------

MISSOURI -- 6.5%
          Missouri, State Health & Educational
 200,000   Variable Rate, 09/01/30...........................            200,000
 200,000   Variable Rate, 03/01/40...........................            200,000
          Missouri State Environmental
           Impt & Energy Res Auth Poll Ctl
 100,000   Variable Rate, 06/01/23...........................            100,000
                                                                      ----------

TOTAL MISSOURI
(COST $500,000)-- 6.5% ......................................            500,000
                                                                      ----------

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

PUERTO RICO -- 1.5%
          Puerto Rico, Infrastructure
           Financing Authority
$100,000   4.75%, 10/01/11...................................         $  111,107
                                                                      ----------

TOTAL PUERTO RICO
(COST $108,459) .............................................            111,107
                                                                      ----------

TEXAS -- 1.3%
          Gulf Coast Waste Disposal, Texas
 100,000   Variable Rate, 04/01/13...........................            100,000
                                                                      ----------

TOTAL TEXAS
(COST $100,000) .............................................            100,000
                                                                      ----------

TOTAL INVESTMENTS
(COST $7,284,906)-- 98.2% ...................................          7,529,935

Other assets less liabilities-- 1.8%.........................            137,739
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.15 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  755,376 shares outstanding)                                         $7,667,674
                                                                      ----------

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

The Prime Portfolio of the UMB Scout Money Market Fund finished the calendar year with a 7-day yield of 0.82%. The Federal Portfolio of the UMB Scout Money Market Fund finished with a 7-day yield of 0.79%.

The total returns for the Prime and Federal Portfolios, for the calendar year, were 1.23% and 1.19%, respectively.

The Federal Open Market Committee (FOMC) dropped Fed Funds to 1.25% in November, in response to continued economic weakness. Low money market rates have caused some distress amongst investors, but the slow economic recovery makes it increasingly likely that short-term rates will remain low for the foreseeable future.

We will be maintaining moderate average maturities, in the 25 to 45 day range. The next major move in short-term rates is likely higher. When signs of economic recovery begin to appear, we will likely move to a shorter maturity structure.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

Agencies...............100%
------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)





Commercial Paper........84%
Government & Agencies...16%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

MONEY MARKET FUND

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES -- 100.2%
                Federal Home Loan Bank
$  6,000,000       1.27%, 01/03/03 ..........................       $  5,999,577
   2,500,000       1.28%, 01/10/03 ..........................          2,499,200
  20,000,000       1.22%, 01/15/03 ..........................         19,990,316
   6,000,000       1.24%, 01/17/03 ..........................          5,996,667
  15,000,000       1.24%, 01/22/03 ..........................         14,989,150
  15,000,000       1.24%, 01/24/03 ..........................         14,988,021
   8,000,000       1.27%, 01/29/03 ..........................          7,992,098
  10,000,000       1.27%, 02/12/03 ..........................          9,985,183
  10,000,000       1.27%, 02/14/03 ..........................          9,984,478
  10,000,000       1.24%, 02/19/03 ..........................          9,983,122
  10,000,000       1.27%, 02/21/03 ..........................          9,982,008
   2,000,000       2.57%, 04/25/03 ..........................          2,000,000
   5,000,000       1.70%, 12/03/03 ..........................          5,000,000
                Federal Home Loan Mortgage Corp.
   7,000,000       0.75%, 01/02/03 ..........................          6,999,854
  15,000,000       1.25%, 01/07/03 ..........................         14,996,875
  22,000,000       1.235%, 01/14/03 .........................         21,990,169
  11,000,000       1.25%, 01/17/03 ..........................         10,993,889
  10,000,000       1.25%, 01/23/03 ..........................          9,992,361
  10,000,000       1.26%, 01/28/03 ..........................          9,990,550
   8,600,000       1.26%, 01/30/03 ..........................          8,591,271
   5,000,000       1.27%, 02/04/03 ..........................          4,994,003
  18,000,000       1.25%, 02/10/03 ..........................         17,975,000
  13,000,000       1.27%, 02/11/03 ..........................         12,981,197
                Federal National Mortgage
                 Association
  10,000,000       1.25%, 01/06/03 ..........................          9,998,264
  18,000,000       1.24%, 01/08/03 ..........................         17,995,659
  10,000,000       1.28%, 01/09/03 ..........................          9,997,156
   8,006,000       1.26%, 01/13/03 ..........................          8,002,637
  20,250,000       1.23%, 01/16/03 ..........................         20,239,544
   1,200,000       1.26%, 01/27/03 ..........................          1,198,908
  20,000,000       1.27%, 01/31/03 ..........................         19,978,833
  18,000,000       1.27%, 02/06/03 ..........................         17,977,140
   2,500,000       1.26%, 02/10/03 ..........................          2,496,500
  16,000,000       1.28%, 02/26/03 ..........................         15,968,142
   6,000,000       1.29%, 06/09/03 ..........................          5,998,999
                                                                    ------------

TOTAL INVESTMENTS
(Cost $368,746,771)-- 100.2% ................................        368,746,771

Liabilities less other assets-- (0.2)%.......................          (795,028)
                                                                    ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent of $1.00 per share;
   750,000,000 shares of $0.01 par value
   capital shares authorized;
   367,985,813 shares outstanding)...........................       $367,951,743
                                                                    ------------

--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES -- 76.5%
                3M Co.
$ 17,500,000       1.28%, 02/13/03 ..........................        $17,473,244
                Abbott Laboratories
  16,200,000       1.17%, 01/02/03 ..........................         16,199,474
  20,000,000       1.26%, 01/07/03 ..........................         19,995,800
  15,000,000       1.26%, 01/14/03 ..........................         14,993,175
                Alcoa, Inc.
   3,000,000       1.20%, 01/02/03 ..........................          2,999,900
                American Express Co.
  15,000,000       1.32%, 01/10/03 ..........................         14,995,050
  15,000,000       1.31%, 01/30/03 ..........................         14,984,171
                Amgen, Inc.
  24,400,000       1.30%, 01/24/03 ..........................         24,379,734
                Becton, Dickinson & Co.
   7,500,000       1.31%, 03/17/03 ..........................          7,479,531
  15,000,000       1.31%, 03/18/03 ..........................         14,958,833
                BellSouth Corp.
  10,000,000       1.32%, 01/09/03 ..........................          9,997,067
  10,000,000       1.29%, 01/14/03 ..........................          9,995,342
  10,000,000       1.30%, 01/22/03 ..........................          9,992,417
                Bristol-Myers Squibb Co.
  10,000,000       1.32%, 01/08/03 ..........................          9,997,433
  10,000,000       1.32%, 01/15/03 ..........................          9,994,867
                Clorox Co.
  15,000,000       1.27%, 01/28/03 ..........................         14,985,713
                Coca-Cola Co.
  10,000,000       1.26%, 01/28/03 ..........................          9,990,550
  10,000,000       1.29%, 01/31/03 ..........................          9,989,250
                Emerson Electric Co.
  26,465,000       1.40%, 01/06/03 ..........................         26,459,993
                Executive Jet, Inc.
  20,000,000       1.30%, 01/21/03 ..........................         19,985,555
  10,300,000       1.30%, 01/22/03 ..........................         10,292,189
                Gannett Co., Inc.
  10,000,000       1.29%, 01/03/03 ..........................          9,999,283
  10,000,000       1.27%, 01/09/03 ..........................          9,997,178
  10,000,000       1.28%, 01/10/03 ..........................          9,996,800
                General Dynamics Corp.
  10,000,000       1.27%, 01/10/03 ..........................          9,996,825
  10,000,000       1.31%, 01/27/03 ..........................          9,990,539
                Gillette Co.
  30,000,000       1.20%, 01/02/03 ..........................         29,999,000
                Grainger, Inc.
  12,000,000       1.30%, 03/25/03 ..........................         11,964,033
                Home Depot, Inc.
  15,000,000       1.36%, 05/20/03 ..........................         14,921,233
                IBM Corp.
  20,000,000       1.28%, 02/12/03 ..........................         19,970,133
                Kimberly-Clark Corp.
  16,000,000       1.48%, 01/08/03 ..........................         15,995,396


See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO (Continued)
SHORT-TERM CORPORATE NOTES (Continued)
                Marsh & McLennan
                Companies, Inc.
    $10,000,000     1.33%, 01/08/03 .........................         $9,997,414
     10,000,000     1.30%, 01/27/03 .........................          9,990,611
     10,000,000     1.31%, 02/05/03 .........................          9,987,264
                McDonald's Corp.
      6,000,000     1.17%, 01/02/03 .........................          5,999,805
                Medtronic, Inc.
     10,000,000     1.62%, 01/07/03 .........................          9,997,300
     10,000,000     1.27%, 02/07/03 .........................          9,986,947
                Merck & Co., Inc.
     10,000,000     1.30%, 01/22/03 .........................          9,992,417
     10,000,000     1.30%, 01/23/03 .........................          9,992,056
     10,000,000     1.30%, 01/31/03 .........................          9,989,167
                Merrill Lynch & Co., Inc.
      5,000,000     1.30%, 01/13/03 .........................          4,997,833
     15,000,000     1.30%, 01/23/03 .........................         14,988,175
     10,000,000     1.30%, 01/24/03 .........................          9,991,758
                Nike, Inc.
     20,000,000     1.30%,01/07/03  .........................         19,995,667
                Pfizer, Inc.
     20,000,000     1.29%, 01/29/03 .........................         19,979,933
     10,000,000     1.28%, 02/06/03 .........................          9,987,200
                Pharmacia Corp.
     10,000,000     1.30%, 01/13/03 .........................          9,995,667
     10,000,000     1.30%, 01/14/03 .........................          9,995,306
     10,000,000     1.30%, 01/17/03 .........................          9,994,222
                President & Fellows Harvard
     10,000,000     1.28%, 01/03/03 .........................          9,999,289
     10,000,000     1.27%, 01/21/03 .........................          9,992,944
     10,000,000     1.28%, 02/10/03 .........................          9,985,778
                Procter & Gamble Co.
     20,000,000     1.31%, 01/16/03 .........................         19,989,083
                Snap-On, Inc.
     10,000,000     1.30%, 01/06/03 .........................          9,998,194
                Stanley Works
      6,800,000     1.32%, 01/29/03 .........................          6,793,019
     20,000,000     1.32%, 02/03/03 .........................         19,975,800
                State Street Corp.
     10,000,000     1.30%, 01/02/03 .........................          9,999,639
     20,000,000     1.25%, 01/29/03 .........................         19,980,556
                SYSCO Corp.
     10,000,000     1.30%, 01/09/03 .........................          9,997,111
     20,000,000     1.28%, 01/13/03 .........................         19,991,467
                                                                   -------------

TOTAL SHORT-TERM CORPORATE NOTES
(Cost $775,531,330)--76.5%...................................        775,531,330
                                                                   -------------

--------------------------------------------------------------------------------
   PRINCIPAL
     AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER -- 7.3%
                Austin, Texas, Utilities
     $3,700,000     1.30%, 01/17/03 .........................        $ 3,700,000
                Harris County, Texas
      4,700,000     1.30%, 01/17/03 .........................          4,700,000
                Intermountain Power Agency, Utah
     20,000,000     1.30%, 01/16/03 .........................         20,000,000
                Kissimmee, Florida Utility Authority
     20,000,000     1.80%, 01/06/03 .........................         20,000,000
                Lincoln, Nebraska, Electric
      6,000,000     1.30%, 02/05/03 .........................          6,000,000
                Nebraska Public Power
      4,500,000     1.30%, 01/17/03 .........................          4,500,000
     15,000,000     1.25%, 02/11/03 .........................         15,000,000
                                                                   -------------

TOTAL TAX-EXEMPT COMMERCIAL PAPER
(COST $73,900,000)--7.3%.....................................         73,900,000
                                                                   -------------

U.S. GOVERNMENT AGENCIES -- 16.3%
                Federal Home Loan Bank
      5,500,000     1.28%, 01/10/03 .........................          5,498,240
     20,000,000     1.22%, 01/15/03 .........................         19,990,511
     20,000,000     1.24%, 01/17/03 .........................         19,988,977
     10,000,000     1.24%, 01/22/03 .........................          9,992,708
      9,000,000     1.24%, 02/19/03 .........................          8,984,810
      5,000,000     2.57%, 04/25/03 .........................          5,000,000
      7,000,000     1.70%, 12/03/03 .........................          7,000,000
                Federal Home Loan Mortgage Corp.
      9,000,000     1.235%, 01/14/03 ........................          8,995,970
     10,000,000     1.27%, 02/04/03 .........................          9,988,006
                Federal National Mortgage
                  Association
     15,000,000     1.24%, 01/08/03 .........................         14,996,354
      6,000,000     1.23%, 01/16/03 .........................          5,996,925
     19,000,000     1.26%, 01/27/03 .........................         18,982,710
     20,000,000     1.26%, 01/28/03 .........................         19,981,100
     10,100,000     1.29%, 06/09/03 .........................         10,098,266
                                                                   -------------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $165,494,577)--16.3%...................................        165,494,577
                                                                   -------------

TOTAL INVESTMENTS
(COST $1,014,925,907)--100.1%................................      1,014,925,907

Liabilities less other assets-- (0.1)%                               (1,398,804)
                                                                   -------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $1.00 per share;
    1,500,000,000 shares of $0.01 par value
    capital shares authorized;
    1,013,556,779 shares outstanding)........................    $ 1,013,527,103
                                                                   -------------

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund finished the calendar year with a 7-day yield of 0.84%. The total return for the calendar year was 0.83%. The Federal Open Market Committee (FOMC) lowered Fed Funds to 1.25% in November. Low money market rates have caused some distress amongst investors, but the slow economic recovery makes it increasingly likely that short-term rates will remain low for the foreseeable future.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.

We continue to maintain what we believe to be a substantially higher level of credit quality than the average tax-free money market fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

This management style should continue to make the Fund an outstanding option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

Demand Notes............50%
Commercial Paper........50%
--------------------------------------------------------------------------------

Based on total investments as of December 31, 2002.
Subject to change.

                                             UMB SCOUT FUNDS SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

ARIZONA
               Mesa, Arizona Community
                Development Corp.,
                Commercial Paper
$3,500,000     1.10%, 01/13/03...............................         $3,500,000
 2,500,000     1.25%, 01/13/03 ..............................          2,500,000
               Pima County, Arizona,
                Commercial Paper
 1,000,000      5.00%, 07/01/03 .............................          1,018,820
               Salt River Project, Arizona,
                Commercial Paper
 1,000,000      1.30%, 01/16/03 .............................          1,000,000
 2,000,000      1.55%, 01/17/03 .............................          2,000,000
 4,000,000      1.30%, 02/04/03 .............................          4,000,000
 2,500,000      1.05%, 02/14/03 .............................          2,500,000

CONNECTICUT
               Connecticut State Health
                & Education
 1,000,000      Variable Rate, 05/15/14......................          1,000,000
 1,500,000      Variable Rate, 02/15/21 .....................          1,500,000
               Connecticut State Housing
                Finance Authority
 3,500,000     Variable Rate, 11/15/28.......................          3,500,000
               Yale University, Commercial Paper
 3,000,000      1.50%, 01/07/03 .............................          3,000,000

FLORIDA
               Dade County, Florida,
                Industrial Development
   600,000      Variable Rate, 06/01/21......................            600,000
               Gainesville, Florida,
                Commercial Paper
 2,000,000   1.55%, 01/07/03 ................................          2,000,000
 1,766,000   1.05%, 02/13/03 ................................          1,766,000
               Jacksonville, Florida,
                Commercial Paper
 2,000,000   1.25%, 01/02/03 ................................          2,000,000

GEORGIA
               Cobb County, Georgia,
                Housing Authority
                Multifamily Housing
 2,100,000     Variable Rate, 09/15/26.......................          2,100,000
                Fulton County, Georgia,
                Housing Authority
                Multifamily Housing
 1,000,000     Variable Rate, 04/01/30.......................          1,000,000

HAWAII
               Honolulu, Hawaii, City & County
 2,000,000      Variable Rate, 01/01/05......................          2,000,000
 3,925,000      Variable Rate, 01/01/15......................          3,925,000

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

ILLINOIS
               Illinois Development Finance
                Authority Poll
  $910,000     Variable Rate, 11/01/12.......................           $910,000

INDIANA
               Indiana, State Educational
                Facilities Authority
 3,000,000     Variable Rate, 03/01/25.......................          3,000,000
               St. Joseph County, Indiana,
                Educational Facilities
 1,800,000     Variable Rate, 03/01/37.......................          1,800,000

IOWA
               Muscatine County, Iowa,
                Pollution Control
 2,500,000     Variable Rate, 10/01/07.......................          2,500,000

KANSAS
               Kansas, State Dept. of Transportation,
                Highway Rev.
 3,000,000     Variable Rate, 09/01/29.......................          3,000,000
                Olathe, Kansas, Commercial Paper
 2,265,000      2.00%, 06/01/03 .............................          2,269,625
               Witchita, Kansas, Commercial Paper
 1,000,000   2.50%, 02/20/03 ................................          1,001,467

LOUISIANA
               Delhi, Louisiana,
                Industrial Development Revenue
 3,000,000      Variable Rate, 12/01/12......................          3,000,000

MASSACHUSETTS
               Massachusetts State Govt.,
                Commercial Paper
 1,250,000      5.25%, 02/01/03 .............................          1,279,161
               Massachusetts State Health
                & Educational
2,900,000      Variable Rate, 08/01/15.......................          2,900,000
2,100,000      Variable Rate, 11/01/26.......................          2,100,000

MICHIGAN
               University of Michigan,
                Commercial Paper
 7,000,000      1.60%, 01/14/03 .............................          7,000,000

MINNESOTA
               Northern Municipal Power,
                Minnesota, Commercial Paper
   700,000      5.90%, 01/01/03 .............................            714,000
               Southern Minnesota Municipal
                Power Agency, Commercial Paper
 1,400,000      4.75%, 01/01/03 .............................          1,400,000

                                                       Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

MISSISSIPPI
               Jackson County, Mississippi,
                Port Facilities
$1,750,000      Variable Rate, 06/01/23 .....................         $1,750,000

MISSOURI
               Missouri, State Environmental
                Authority Pollution Control
 2,500,000      Variable Rate, 06/01/23......................          2,500,000
               Missouri, State Health & Education
   500,000      Variable Rate, 09/01/30......................            500,000
   700,000     Variable Rate, 09/01/30.......................            700,000

NEBRASKA
               Nebraska Public Power,
                Commercial Paper
 4,000,000      1.55%, 01/10/03..............................          4,000,000
               Omaha, Nebraska,
                Public Power, Commercial Paper
 4,000,000      1.40%, 01/06/03..............................          4,000,000
 3,900,000      1.30%, 02/03/03..............................          3,900,000
 1,000,000      1.05%, 02/12/03..............................          1,000,000

NEW MEXICO
               Hurley, New Mexico,
                Pollution Control
 1,250,000      Variable Rate, 12/01/15......................          1,250,000

OHIO
          Columbus, Ohio, Series 1
   100,000   Variable Rate, 12/01/17.........................            100,000
          Columbus, Ohio, Sewer
   100,000   Variable Rate, 06/01/11.........................            100,000
          Ohio State University
 2,700,000   Variable Rate, 12/01/19.........................          2,700,000

OREGON
               Portland, Oregon, Pollution Control
   860,000      Variable Rate, 12/01/09......................            860,000

PENNSYLVANIA
               Beaver County, Pennsylvania,
                Pollution Control
 2,650,000     Variable Rate, 09/01/25.......................          2,650,000
               Schuylkill County, Pennsylvania,
                Development Authority
 6,000,000      Variable Rate, 04/01/21......................          6,000,000

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

SOUTH CAROLINA
               South Carolina Public Service,
                Commercial Paper
$2,600,000      1.50%, 01/08/03..............................         $2,600,000
 1,500,000      1.00%, 02/26/03..............................          1,500,000

TENNESSEE
               Metro Govt. Nashville/Davidson
                County, Tennessee
 3,200,000      Variable Rate, 10/01/30......................          3,200,000

TEXAS
               Austin, Texas, Utilities,
                Commercial Paper
 8,500,000      1.55%, 01/09/03..............................          8,500,000
               Brazos River Authority, Texas,
                Pollution Control
   100,000      Variable Rate, 02/01/04......................            100,000
               El Paso, Texas, Commercial Paper
 5,000,000      1.02%, 02/05/03..............................          5,000,000
               Gulf Coast Waste Disposal, Texas
   600,000      Variable Rate, 06/01/20......................            600,000
               Harris County, Texas,
                Commercial Paper
 1,245,000      1.30%, 01/17/03..............................          1,245,000
 2,383,000      1.15%, 01/22/03..............................          2,383,000
 2,200,000      1.05%, 01/28/03..............................          2,200,000
 1,100,000      1.05%, 02/19/03..............................          1,100,000
 1,300,000      1.05%, 02/27/03..............................          1,300,000
               Irving, Texas, Commercial Paper
 3,000,000      1.05%, 04/09/03..............................          3,000,000
               San Antonio, Texas,
                Commercial Paper
 3,500,000      1.35%, 01/03/03..............................          3,500,000
               Texas Public Finance Authority,
                Commercial Paper
 6,000,000      1.08%, 01/08/03..............................          6,000,000
 1,000,000      1.30%, 01/16/03..............................          1,000,000
               Texas State, Commercial Paper
 2,000,000      2.75%, 08/29/03..............................          2,018,971
               University of Texas,
                Commercial Paper
 5,000,000      1.00%, 01/02/03..............................          5,000,000

--------------------------------------------------------------------------------
                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (Continued)


--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

UTAH
               Intermountain Power Agency, Utah,
                Commercial Paper
$4,000,000      1.10%, 01/29/03..............................         $4,000,000
 2,000,000      1.10%, 01/30/03 .............................          2,000,000
 2,400,000      1.30%, 02/06/03 .............................          2,400,000
               Salt Lake City, Utah,
                Pollution Control
 1,300,000      Variable Rate, 02/01/08......................          1,300,000
               Utah State
 1,300,000      Variable Rate, 07/01/16......................          1,300,000

VIRGINIA
               Arlington County, Virginia,
                Commercial Paper
 2,000,000      4.00%, 02/01/03 .............................          2,003,892
               Fairfax County, Virginia,
                Commercial Paper
 2,500,000      5.25%, 06/01/03 .............................          2,592,090

WASHINGTON
               Port of Seattle, Washington
 2,600,000      Variable Rate, 01/01/05 .....................          2,600,061
               Seattle, Washington, Water System
 1,900,000      Variable Rate, 09/01/25......................          1,900,000
               Washington State, 96A
 6,500,000      Variable Rate, 06/01/20......................          6,500,000
               Washington State, 96B
 2,000,000      Variable Rate, 06/01/20......................          2,000,000
               Washington State,
                Public Power #2a1
 1,300,000      Variable Rate, 07/01/12......................          1,300,000
               Washington State,
                Public Power #2a2
 1,700,000      Variable Rate, 07/01/12......................          1,700,000
               Washington State,
                Public Power Supply #1
 1,200,000      Variable Rate, 07/01/17......................          1,200,000

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

WISCONSIN
               Oak Creek, Wisconsin,
                Pollution Control
$1,400,000      Variable Rate, 08/01/16......................         $1,400,000
               Sheboygan, Wisconsin,
                Pollution Control
 1,600,000      Variable Rate, 08/01/14......................          1,600,000
 1,500,000      Variable Rate, 09/01/15......................          1,500,000
               Wisconsin State Government,
                Commercial Paper
 2,500,000      1.60%, 01/15/03..............................          2,500,000

WYOMING
               Kemmerer, Wyoming,
                Pollution Control
   600,000      Variable Rate, 11/01/14......................            600,000
               Lincoln County, Wyoming,
               Pollution Control
   300,000      Variable Rate, 11/01/14......................            300,000
 1,400,000      Variable Rate, 11/01/14......................          1,400,000
 1,100,000      Variable Rate, 08/01/15......................          1,100,000
                                                                    ------------

TOTAL INVESTMENTS
(COST $199,237,087)-- 101.0%.................................        199,237,087

Liabilities less other assets-- (1.0)%.......................        (1,975,021)
                                                                    ------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  1,000,000,000 shares of $0.01 par value
  capital shares authorized;
  197,342,817 shares outstanding)                                   $197,262,066
                                                                    ------------

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------
                                                                           STOCK      EQUITY
                                                                 STOCK     SELECT     INDEX     SMALL CAP  WORLDWIDE
                                                                 FUND       FUND       FUND        FUND      FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investment securities at cost.................               $82,338  $15,138    $49,439      $36,568  $382,324
                                                                 ---------------------------------------------------
    Investment securities at value................               $83,520  $13,872    $37,595      $37,805  $353,538
    Cash..........................................                     -      943          -            -         -
    Receivables:
       Investments sold...........................                     -        -        151            -         -
       Dividends..................................                    99       16         64           48       477
       Interest...................................                     1        -          -            -         2
       Fund shares sold...........................                    64        -         17           37     2,683
    Prepaid and other assets......................                     7        3          -            5       203
                                                                 ---------------------------------------------------
          Total assets............................                83,691   14,834     37,827       37,895   356,903
                                                                 ---------------------------------------------------
LIABILITIES:
    Disbursements in excess of demand deposit money                   10        -          3            -         5
    Payables:
       Investments purchased......................                     -      943        106            -         -
       Fund shares redeemed.......................                    96        -        154           12     4,974
       Income payable.............................                     -        -          -            -         -
       Management fees............................                    12        2          2            5        65
       Government fees............................                     -        -          -            -         -
                                                                 ---------------------------------------------------
          Total liabilities.......................                   118      945        265           17     5,044
                                                                 ---------------------------------------------------
NET ASSETS........................................               $83,573  $13,889    $37,562      $37,878  $351,859
                                                                 ---------------------------------------------------
NET ASSETS CONSIST OF:
    Capital (capital stock and paid-in capital)...               $86,888  $19,080    $54,014      $39,018  $418,443
    Accumulated undistributed income:
       Net investment income (loss)...............                   365        5          2           27     (416)
       Net realized gain (loss) on investment and foreign
          currency transactions...................               (4,862)  (3,930)    (4,610)      (2,404)  (37,382)
    Net unrealized appreciation (depreciation)
       on investments and translation of assets
       and liabilities in foreign currencies......                 1,182  (1,266)   (11,844)        1,237  (28,786)
                                                                 --------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES.......               $83,573  $13,889    $37,562      $37,878  $351,859
                                                                 --------------------------------------------------
Capital Shares, $1.00 par value ($0.01 par value for Money Market
    Funds and Tax-Free Money Market Fund)
    Authorized....................................                20,000   10,000  Unlimited       10,000    30,000
                                                                 --------------------------------------------------
    Outstanding...................................                 6,933    2,069      6,217        3,992    22,588
                                                                 --------------------------------------------------
NET ASSET VALUE PER SHARE.........................                $12.05    $6.71      $6.04        $9.49    $15.58
                                                                 --------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2002


-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                                       MONEY    MONEY       TAX-
                                                                                             KANSAS   MARKET    MARKET      FREE
                                        WORLDWIDE                                             TAX-     FUND      FUND      MONEY
                                          SELECT   TECHNOLOGY  ENERGY   BALANCED    BOND     EXEMPT   FEDERAL   PRIME      MARKET
                                           FUND       FUND      FUND      FUND      FUND   BOND FUND PORTFOLIO PORTFOLIO    FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost          $40,666    $8,852    $1,495    $1,111   $68,297    $7,285   $368,747 $1,014,926  $199,237
                                         -----------------------------------------------------------------------------------------
  Investment securities at value........ $32,661    $8,162    $1,430    $1,072   $72,758    $7,530   $368,747 $1,014,926  $199,237
  Cash..................................       -         1         -         -     1,464        72          -          -         -
  Receivables:
     Investments sold...................       -         -        15       111         -         -          -          -         -
     Dividends..........................      48         -         1         1         -         -          -          -         -
     Interest...........................       -         -         -         5       888        77         27        200       439
     Fund shares sold...................       7         1         4         -       149         6          -         17         -
  Prepaid and other assets..............      21         -         -         -         7         -          8          9         9
                                         -----------------------------------------------------------------------------------------
       Total assets.....................  32,737     8,164     1,450     1,189    75,266     7,685    368,782  1,015,152   199,685
                                         -----------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand
     deposit money.....................        -         -         -        14         -         -        577        812       196
  Payables:
     Investments purchased.............        -         -         -        70     1,464         -          -          -     2,042
     Fund shares redeemed..............        8        25        11        10         -         -         31         82        59
     Income payable....................        -         -         -         -       205        16        191        643       109
     Management fees...................        6         1         -         -        11         1         31         84        16
     Government fees...................        -         -         -         -         -         -          -          4         1
                                         -----------------------------------------------------------------------------------------
       Total liabilities...............       14        26        11        94     1,680        17        830      1,625     2,423
                                         -----------------------------------------------------------------------------------------
NET ASSETS.............................  $32,723    $8,138    $1,439    $1,095   $73,586    $7,668   $367,952 $1,013,527  $197,262
                                         -----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (capital stock and
     paid-in capital)..................  $48,470   $23,393    $1,657    $1,400   $69,234    $7,423   $367,979 $1,013,557  $197,316
  Accumulated undistributed income:
     Net investment income (loss)           (48)         -         -        11         1         -          -          -         -
     Net realized gain (loss) on
       investment and foreign
       currency transactions...........  (7,694)  (14,565)     (153)     (277)     (110)         -       (27)       (30)      (54)
  Net unrealized appreciation
     (depreciation) on investments
     and  translation of assets
     and liabilities in foreign
     currencies.......................   (8,005)     (690)      (65)      (39)     4,461       245          -          -         -
                                         -----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES..................   $32,723    $8,138    $1,439    $1,095   $73,586    $7,668   $367,952 $1,013,527  $197,262
                                         -----------------------------------------------------------------------------------------
Capital Shares, $1.00 par value
  ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund)
  Authorized..........................    10,000 Unlimited    10,000    10,000    10,000    10,000    750,000  1,500,000 1,000,000
                                         -----------------------------------------------------------------------------------------
  Outstanding                              4,432     3,988       176       140     6,284       755    367,986  1,013,557   197,343
                                         -----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                  $7.38     $2.04     $8.19     $7.83    $11.71    $10.15      $1.00      $1.00     $1.00
                                         -----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.                DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
(IN THOUSANDS)


                                                                           STOCK
                                                                 STOCK     SELECT EQUITY INDEX  SMALL CAP WORLDWIDE
                                                                  FUND      FUND      FUND         FUND      FUND

INVESTMENT INCOME:
    Interest income...............................                   $80      $11         $1          $43      $424
    Dividend income...............................                   725      113        360          151     2,217
                                                               ----------------------------------------------------
       Total investment income....................                   805      124        361          194     2,641
                                                               ----------------------------------------------------
EXPENSES:
    Management fees...............................                   371       58         60          162     1,982
    Government fees...............................                     5        5          -            5        20
    Insurance fees................................                     2        -          -            -         5
                                                               ----------------------------------------------------
       Total expenses.............................                   378       63         60          167     2,007
                                                               ----------------------------------------------------
    Net investment income (loss)..................                   427       61        301           27       634
                                                               ----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) from investment and
       foreign currency transactions..............                 (525)  (1,393)    (3,058)      (2,305)  (14,533)
    Net increase (decrease) in unrealized
       appreciation/depreciation on investments
       and translation of assets and liabilities
       in foreign currencies......................              (10,968)    (233)    (1,726)      (2,405)  (32,720)
                                                               ----------------------------------------------------
    Net realized and unrealized gain (loss) on investments
       and foreign currencies.....................              (11,493)  (1,626)    (4,784)      (4,710)  (47,253)
                                                               ----------------------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS...............             $(11,066) $(1,565)   $(4,483)     $(4,683) $(46,619)
                                                               ----------------------------------------------------

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
(IN THOUSANDS)

                                                                                                        MONEY      MONEY      TAX-
                                                                                             KANSAS    MARKET     MARKET      FREE
                                         WORLDWIDE                                            TAX-      FUND       FUND       MONEY
                                          SELECT  TECHNOLOGY  ENERGY   BALANCED     BOND     EXEMPT    FEDERAL     PRIME     MARKET
                                           FUND      FUND      FUND      FUND       FUND      FUND    PORTFOLIO  PORTFOLIO    FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ......................      $4        $6        $1       $11    $2,034      $135     $2,978     $8,618    $1,344
  Dividend income ......................     247         2        12         5         -         -          -          -         -
                                          ----------------------------------------------------------------------------------------
     Total investment income ...........     251         8        13        16     2,034       135      2,978      8,618     1,344
                                          ----------------------------------------------------------------------------------------
EXPENSES:
  Management fees ......................     191        46         6         5       320        19        919      2,607       502
  Government fees ......................       7         -         -         -         6         1          6          8         7
  Insurance fees .......................       -         -         -         -         1         -          6         14         2
                                          ----------------------------------------------------------------------------------------
     Total expenses ....................     198        46         6         5       327        20        931      2,629       511
                                          ----------------------------------------------------------------------------------------
  Net investment income (loss) .........      53      (38)         7        11     1,707       115      2,047      5,989       833
                                          ----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from
     investment and foreign currency
     transactions ...................... (2,595)   (4,960)      (66)      (26)       973         2          -        (1)       (3)
  Net increase (decrease) in unrealized
     appreciation/depreciation
     on investments and translation
     of assets and liabilities
     in foreign currencies ............. (3,370)     2,957     (102)      (30)     1,517        44          -          -         -
                                          ----------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies ............ (5,965)   (2,003)     (168)      (56)     2,490        46          -        (1)       (3)
                                          ----------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS .................$(5,912)  $(2,041)    $(161)     $(45)    $4,197      $161     $2,047     $5,988      $830
                                          ----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.                DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     EQUITY
                                                                 STOCK FUND               STOCK SELECT FUND        INDEX FUND
                                                       ------------------------------  ----------------------- -----------------
                                                             SIX                            SIX                           SIX
                                                        MONTHS ENDED                    MONTHS ENDED                  MONTH ENDED
                                                      DECEMBER 31, 2002  YEAR ENDED  DECEMBER 31, 2002 YEAR ENDED  DECEMBER 31, 2002
                                                         (UNAUDITED)   JUNE 30, 2002    (UNAUDITED)  JUNE 30, 2002    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)..................            $427             $767         $61           $82             $301
    Net realized gain (loss) from investment
       and foreign currency transactions..........           (525)          (3,655)     (1,393)       (1,657)          (3,058)
    Net increase (decrease) in unrealized
       appreciation/depreciation
       on investments and translation of assets
       and liabilities in foreign
       currencies.................................        (10,968)          (8,591)       (233)          (19)          (1,726)
                                                         ----------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations..................        (11,066)         (11,479)     (1,565)       (1,594)          (4,483)

DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income.........................           (216)            (701)        (65)          (80)            (344)
    Net realized gain from investment and
       foreign currency transactions..............               -          (1,291)           -             -                -
                                                         ----------------------------------------------------------------------
    Total distributions to shareholders...........           (216)          (1,992)        (65)          (80)            (344)

CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................           8,038           10,119       2,417         4,459            7,559
    Shares issued for reinvestment of distributions            193            1,789          52            69              311
                                                         ----------------------------------------------------------------------
                                                            8,231           11,908       2,469         4,528            7,870
    Shares redeemed...............................        (11,011)         (17,433)       (980)       (3,146)          (9,112)
                                                         ----------------------------------------------------------------------
    Net increase (decrease) from capital
       share transactions.........................         (2,780)          (5,525)       1,489         1,382          (1,242)
    Net increase (decrease) in net assets.........        (14,062)         (18,996)       (141)         (292)          (6,069)

NET ASSETS:
    Beginning of period...........................          97,635          116,631      14,030        14,322           43,631
                                                         ----------------------------------------------------------------------
    End of period.................................         $83,573          $97,635     $13,889       $14,030          $37,562
                                                         ----------------------------------------------------------------------
TRANSACTIONS IN SHARES:
    Shares sold...................................             667              679         357           540            1,249
    Shares issued for reinvestment of distributions             16              123           8             9               51
    Shares redeemed...............................           (910)          (1,180)       (142)         (379)          (1,494)
                                                         ----------------------------------------------------------------------
    Net increase (decrease).......................           (227)            (378)         223           170            (194)
                                                         ----------------------------------------------------------------------

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)

                                          EQUITY
                                        INDEX FUND    SMALL CAP FUND     WORLDWIDE FUND   WORLDWIDE SELECT FUND    TECHNOLOGY FUND
                                        -----------  ---------------   -----------------  ----------------------   ---------------
                                                       SIX              SIX                  SIX                    SIX
                                                     MONTHS            MONTHS               MONTHS                MONTHS
                                           YEAR       ENDED    YEAR    ENDED       YEAR     ENDED      YEAR        ENDED     YEAR
                                           ENDED    DEC. 31,   ENDED  DEC. 31,     ENDED   DEC. 31,    ENDED     DEC. 31,    ENDED
                                        JUNE 30,     2002    JUNE 30,   2002    JUNE 30,     2002     JUNE 30,   2002      JUNE 30,
                                          2002   (UNAUDITED)   2002 (UNAUDITED)   2002   (UNAUDITED)    2002  (UNAUDITED)    2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........    $389       $27      $263      $634    $2,737       $53       $287      $(38)     $(84)
  Net realized gain (loss)
     from investment and
     foreign currency transactions ..... (1,157)   (2,305)       335  (14,533)  (22,638)   (2,595)    (4,743)    (4,960)   (3,545)
  Net increase (decrease) in
     unrealized appreciation/depreciation
     on investments and translation of
     assets and liabilities
     in foreign currencies ............. (7,099)   (2,405)     (471)  (32,720)   (9,684)   (3,370)        547      2,957   (3,091)
                                         ----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations ......... (7,867)   (4,683)       127  (46,619)  (29,585)   (5,912)    (3,909)    (2,041)   (6,720)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................   (355)      (21)     (249)   (1,508)   (2,630)     (163)      (252)          -         -
  Net realized gain from investment and
     foreign currency transactions .....    (42)     (417)       (8)         -     (167)         -          -          -         -
                                         ----------------------------------------------------------------------------------------
  Total distributions to shareholders ..   (397)     (438)     (257)   (1,508)   (2,797)     (163)      (252)          -         -

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................  31,496     3,758    14,898   733,356   709,856     8,887     24,815        817     6,142
  Shares issued for reinvestment
     of distributions ..................  31,859     4,126    15,119   734,737   712,416     9,025     25,008        817     6,142
  Shares redeemed ...................... (5,385)   (3,710)   (6,132) (739,998) (610,196)  (13,824)   (12,622)      (879)   (2,858)
                                         ----------------------------------------------------------------------------------------
  Net increase (decrease) from capital
     share transactions ................  26,474       416     8,987   (5,261)   102,220   (4,799)     12,386       (62)     3,284
                                         ----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets   18,210   (4,705)     8,857  (53,388)    69,838  (10,874)      8,225    (2,103)   (3,436)

NET ASSETS:
  Beginning of period                     25,421    42,583    33,726   405,247   335,409    43,597     35,372     10,241    13,677
  End of period ........................ $43,631   $37,878   $42,583  $351,859  $405,247   $32,723    $43,597     $8,138   $10,241
                                         ----------------------------------------------------------------------------------------

TRANSACTIONS IN SHARES:
  Shares sold ..........................   4,043       395     1,369    46,930    39,024     1,181      2,815        376     1,735
  Shares issued for reinvestment
     of distributions ..................      49        39        20        89       144        19         22          -         -
  Shares redeemed ......................   (702)     (389)     (567)  (47,220)  (33,513)   (1,808)    (1,418)      (424)     (820)
                                         ----------------------------------------------------------------------------------------
Net increase (decrease).................   3,390        45       822     (201)     5,655     (608)      1,419       (48)       915
                                         ----------------------------------------------------------------------------------------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------------
                                                               ENERGY FUND                     BALANCED FUND         BOND FUND
                                                       ----------------------------        ---------------------    ----------
                                                           SIX                              SIX                         SIX
                                                         MONTHS                            MONTHS                     MONTHS
                                                          ENDED             YEAR           ENDED           YEAR        ENDED
                                                      DECEMBER 31,          ENDED       DECEMBER 31,      ENDED    DECEMBER 31,
                                                          2002            JUNE 30,          2002         JUNE 30,      2002
                                                       (UNAUDITED)          2002        (UNAUDITED)        2002     (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)..................              $7              $20         $11           $30           $1,707
    Net realized gain (loss) from investment
       and foreign currency transactions..........            (66)             (87)        (26)          (60)              973
    Net increase (decrease) in unrealized
       appreciation/depreciation
       on investments and translation of
       assets and liabilities
       in foreign currencies......................           (102)               37        (30)           (1)            1,517
                                                         ----------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations..................           (161)             (30)        (45)          (31)            4,197

DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income.........................             (9)             (18)         (6)          (24)          (1,707)
    Net realized gain from investment and
       foreign currency transactions..............               -                -           -             -          (1,339)
                                                         ----------------------------------------------------------------------
    Total distributions to shareholders...........             (9)             (18)         (6)          (24)          (3,046)

CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................             342              804         117           178           45,079
    Shares issued for reinvestment of
       distributions..............................               9               16           5            21              700
                                                         ----------------------------------------------------------------------
                                                               351              820         122           199           45,779
    Shares redeemed...............................           (283)            (532)        (98)         (577)         (46,925)
                                                         ----------------------------------------------------------------------
    Net increase (decrease) from capital
       share transactions.........................              68              288          24         (378)          (1,146)
                                                         ----------------------------------------------------------------------
    Net increase (decrease) in net assets.........           (102)              240        (27)         (433)                5

NET ASSETS:
    Beginning of period...........................           1,541            1,301       1,122         1,555           73,581
                                                         ----------------------------------------------------------------------
    End of period.................................          $1,439           $1,541      $1,095        $1,122          $73,586
                                                         ----------------------------------------------------------------------

TRANSACTIONS IN SHARES:
    Shares sold...................................              42               87          15            20            3,826
    Shares issued for reinvestment of distributions              1                2           1             3               60
    Shares redeemed...............................            (35)             (57)        (13)          (66)          (3,979)
                                                         ----------------------------------------------------------------------
    Net increase (decrease).......................               8               32           3          (43)             (93)
                                                         ----------------------------------------------------------------------


                                                     KANSAS TAX-        MONEY MARKET FUND     MONEY MARKET FUND       TAX-FREE
                                       BOND FUND   EXEMPT BOND FUND     FEDERAL PORTFOLIO      PRIME PORTFOLIO     MONEY MARKET FUND
                                      ----------   ----------------    -------------------    ----------------      ----------------
                                                       SIX                SIX                 SIX                   SIX
                                                     MONTHS             MONTHS               MONTHS                MONTHS
                                           YEAR       ENDED    YEAR      ENDED     YEAR       ENDED    YEAR       MONTHS     YEAR
                                           ENDED  DECEMBER 31, ENDED  DECEMBER 31, ENDED  DECEMBER 31, ENDED   DECEMBER 31, ENDED
                                         JUNE 30,     2002    JUNE 30,   2002    JUNE 30,     2002    JUNE 30,      2002   JUNE 30,
                                           2002    (UNAUDITED)  2002  (UNAUDITED)  2002   (UNAUDITED)   2002    (UNAUDITED)  2002
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........  $3,623      $115      $244    $2,047    $7,202    $5,989    $18,032       $833    $1,953
  Net realized gain (loss) from investment
     and foreign currency transactions .     715         2         1         -         6       (1)          1        (3)      (18)
  Net increase (decrease) in unrealized
     appreciation/depreciation
     on investments and translation of
     assets and liabilities
     in foreign currencies .............   1,715        44        75         -         -         -          -          -         -
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations .........   6,053       161       320     2,047     7,208     5,988     18,033        830     1,935

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................ (3,623)     (115)     (244)   (2,047)   (7,202)   (5,989)   (18,032)      (833)   (1,953)
  Net realized gain from investment and
     foreign currency transactions .....       -       (2)       (1)         -         -         -          -          -         -
                                         -----------------------------------------------------------------------------------------
  Total distributions to shareholders .. (3,623)     (117)     (245)   (2,047)   (7,202)   (5,989)   (18,032)      (833)   (1,953)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................  38,297       717     1,401   298,588   611,741   641,229  1,055,065    143,863   217,065
  Shares issued for reinvestment
     of distributions ..................     864        12        25       351     1,367       826      3,919         77       254
                                         -----------------------------------------------------------------------------------------
                                         39,161       729     1,426   298,939   613,108   642,055  1,058,984    143,940   217,319
  Shares redeemed ......................(37,635)     (346)     (818) (284,426) (634,624) (566,672)  (985,820)  (121,849) (187,842)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions ........   1,526       383       608    14,513  (21,516)    75,383     73,164     22,091    29,477
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets    3,956       427       683    14,513  (21,510)    75,382     73,165     22,088    29,459

NET ASSETS:
  Beginning of period ..................  69,625     7,241     6,558   353,439   374,949   938,145    864,980    175,174   145,715
                                         -----------------------------------------------------------------------------------------
  End of period ........................ $73,581    $7,668    $7,241  $367,952  $353,439$1,013,527   $938,145   $197,262  $175,174
                                         -----------------------------------------------------------------------------------------

TRANSACTIONS IN SHARES:
  Shares sold ..........................   3,351        71       140   298,588   611,741   641,229  1,055,065    143,863   217,065
  Shares issued for reinvestment
     of distributions ..................      75         1         3       351     1,367       826      3,919         77       254
  Shares redeemed ...................... (3,291)      (35)      (82) (284,426) (634,624) (566,672)  (985,820)  (121,849) (187,842)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) ..............     135        37        61    14,513  (21,516)    75,383     73,164     22,091    29,477
                                         -----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.                DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT STOCK FUND


-------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                           DECEMBER 31, 2002            FOR THE PERIODS ENDED JUNE 30,
                                                              (UNAUDITED)   2002      2001         2000      1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............                $13.64   $15.47     $18.50       $20.53    $19.63     $18.33
                                                             ------------------------------------------------------------------
    Income from investment operations:
    ----------------------------------
       Net investment income......................                  0.06     0.10       0.16         0.32      0.37       0.41
       Net realized and unrealized gain (loss)
         on securities............................                (1.62)   (1.66)     (1.79)         0.16      2.18       2.33
                                                             ------------------------------------------------------------------
    Total from investment operations..............                (1.56)   (1.56)     (1.63)         0.48      2.55       2.74
                                                             ------------------------------------------------------------------
    Distributions from:
    -------------------
       Net investment income......................                (0.03)   (0.10)     (0.18)       (0.27)    (0.41)     (0.40)
       Net realized gain on securities............                     -   (0.17)     (1.22)       (2.24)    (1.24)     (1.04)
                                                             ------------------------------------------------------------------
    Total distributions...........................                (0.03)   (0.27)     (1.40)       (2.51)    (1.65)     (1.44)
                                                             ------------------------------------------------------------------
Net asset value, end of period....................                $12.05   $13.64     $15.47       $18.50    $20.53     $19.63
                                                             ------------------------------------------------------------------
Total return......................................           (11.43)%(b) (10.16)%    (9.05)%        2.68%    13.92%     15.41%
                                                             ------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...........                   $84      $98       $117         $147      $182       $195
Ratio of expenses to average net assets...........                 0.87%    0.86%      0.88%        0.87%     0.87%      0.86%
Ratio of net investment income to average net assets               0.98%    0.70%      0.98%        1.29%     1.93%      2.07%
Portfolio turnover rate...........................                20%(b)      14%        13%          30%       14%        10%

UMB SCOUT STOCK SELECT FUND


-----------------------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                          DECEMBER 31, 2002               FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)         2002          2001           2000          1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............                 $7.60         $8.55          $9.59        $10.08         $10.00
                                                             ---------------------------------------------------------------------
    Income from investment operations:
    ----------------------------------
       Net investment income......................                  0.03          0.05           0.10          0.10           0.01
       Net realized and unrealized gain (loss)
          on securities...........................                (0.89)        (0.95)         (1.04)        (0.48)           0.07
                                                             ---------------------------------------------------------------------
    Total from investment operations..............                (0.86)        (0.90)         (0.94)        (0.38)           0.08
                                                             ---------------------------------------------------------------------
    Distributions from:
    -------------------
       Net investment income......................                (0.03)        (0.05)         (0.10)        (0.10)              -
       Net realized gain on securities............                     -             -              -        (0.01)              -
                                                             ---------------------------------------------------------------------
    Total distributions...........................                (0.03)        (0.05)         (0.10)        (0.11)              -
                                                             ---------------------------------------------------------------------
Net asset value, end of period....................                 $6.71         $7.60          $8.55         $9.59         $10.08
                                                             ---------------------------------------------------------------------
Total return......................................           (11.31)%(b)      (10.60)%        (9.79)%       (3.74)%       0.80%(b)
                                                             ---------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...........                   $14           $14            $14            $9             $2
Ratio of expenses to average net assets...........                 0.92%         0.92%          0.85%         0.80%          0.85%
Ratio of net investment income to average net assets               0.90%         0.58%          1.14%         1.26%          2.35%
Portfolio turnover rate...........................                26%(b)           15%            34%           11%             7%

(a)The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT EQUITY INDEX FUND


------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               DECEMBER 31, 2002  FOR THE PERIODS ENDED JUNE 30,
                                                  (UNAUDITED)     2002        2001       2000(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period......             $6.81       $8.42      $10.02      $10.00
                                                 -----------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............              0.05        0.07        0.07        0.01
      Net realized and unrealized gain
        (loss) on securities .............            (0.76)      (1.60)      (1.59)        0.01
                                                 -----------------------------------------------
   Total from investment operations.......            (0.71)      (1.53)      (1.52)        0.02
                                                 -----------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............            (0.06)      (0.07)      (0.08)           -
      Net realized gain on securities.....                 -      (0.01)           -           -
                                                 -----------------------------------------------
  Total distributions....................            (0.06)      (0.08)      (0.08)           -
                                                 -----------------------------------------------
Net asset value, end of period............            $6.04       $6.81       $8.42      $10.02
                                                 -----------------------------------------------
Total return..............................       (10.51)%(c)    (18.23)%    (15.20)%    0.20%(c)
                                                 -----------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...               $38         $44         $25         $15
Ratio of expenses to average net assets...             0.30%       0.30%       0.30%       0.30%
Ratio of net investment income to
   average net assets.....................             1.50%       1.15%       0.95%       1.21%
Portfolio turnover rate...................            20%(c)         35%         64%         12%

UMB SCOUT SMALL CAP FUND (Formerly the UMB Scout Regional Fund)(b)

------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                DECEMBER 31, 2002               FOR THE PERIODS ENDED JUNE 30,
                                                   (UNAUDITED)    2002        2001        2000        1999         1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......            $10.79      $10.79       $9.82      $11.39      $11.76      $11.21
                                                  -----------------------------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............              0.01        0.07        0.20        0.13        0.19        0.20
      Net realized and unrealized
        gain (loss) on securities ........            (1.20)           -        3.03      (1.12)        0.18        1.38
                                                  -----------------------------------------------------------------------
Total from investment operations..........            (1.19)        0.07        3.23      (0.99)        0.37        1.58
                                                  -----------------------------------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............                 -      (0.07)      (0.21)      (0.10)      (0.22)      (0.22)
      Net realized gain on securities.....            (0.11)           -      (2.05)      (0.48)      (0.52)      (0.81)
                                                  -----------------------------------------------------------------------
Total distributions.......................            (0.11)      (0.07)      (2.26)      (0.58)      (0.74)      (1.03)
                                                  -----------------------------------------------------------------------
Net asset value, end of period............             $9.49      $10.79      $10.79       $9.82      $11.39      $11.76
                                                  -----------------------------------------------------------------------
Total return..............................       (11.01)%(c)       0.68%      33.77%     (8.57)%       4.00%      14.42%
                                                  -----------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...               $38         $43         $34         $30         $44         $50
Ratio of expenses to average net assets...             0.88%       0.88%       0.99%       0.91%       0.89%       0.85%
Ratio of net investment income to average
   net assets.............................             0.14%       0.71%       1.58%       1.43%       1.76%       1.54%
Portfolio turnover rate...................            23%(c)        105%        122%         16%         13%         13%

(a) The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment poicies were changed.

(c) Not annualized.

See accompanying Notes to Financial Statements.
                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT WORLDWIDE FUND

------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                               DECEMBER 31, 2002                FOR THE PERIODS ENDED JUNE 30,
                                                  (UNAUDITED)     2002        2001        2000         1999        1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......            $17.78      $19.58      $23.47      $20.38      $18.62      $16.00
                                                 -----------------------------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............              0.03        0.13           -        0.28        0.26        0.29
      Net realized and unrealized gain
         (loss) on securities.............            (2.16)      (1.79)      (3.49)        3.64        1.75        2.87
                                                 -----------------------------------------------------------------------
   Total from investment operations.......            (2.13)      (1.66)      (3.49)        3.92        2.01        3.16
                                                 -----------------------------------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............            (0.07)      (0.13)      (0.19)      (0.12)      (0.23)      (0.32)
      Net realized gain on securities.....                 -      (0.01)      (0.21)      (0.71)      (0.02)      (0.22)
                                                 -----------------------------------------------------------------------
Total distributions.......................            (0.07)      (0.14)      (0.40)      (0.83)      (0.25)      (0.54)
                                                 -----------------------------------------------------------------------
Net asset value, end of period............            $15.58      $17.78      $19.58      $23.47      $20.38      $18.62
                                                 -----------------------------------------------------------------------
Total return..............................       (11.99)%(b)     (8.48)%    (14.92)%      19.40%      10.90%      20.24%
                                                 -----------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...              $352        $405        $335        $302        $181         $83
Ratio of expenses to average net assets...             1.12%       1.12%       1.12%       0.91%       0.86%       0.87%
Ratio of net investment income to
   average net assets.....................             0.35%       0.77%       1.04%       1.29%       1.69%       2.01%
Portfolio turnover rate...................             9%(b)         13%         11%          8%          8%          3%

UMB SCOUT WORLDWIDE SELECT FUND

-------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               DECEMBER 31, 2002        FOR THE PERIODS ENDED JUNE 30,
                                                  (UNAUDITED)     2002        2001         2000       1999(a)
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period......             $8.65       $9.77      $11.90      $10.20      $10.00
                                                 -----------------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............              0.02        0.06        0.07        0.10        0.01
      Net realized and unrealized gain
        (loss) on securities .............            (1.25)      (1.12)      (2.13)        1.75        0.19
                                                 -----------------------------------------------------------
   Total from investment operations.......            (1.23)      (1.06)      (2.06)        1.85        0.20
                                                 -----------------------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............            (0.04)      (0.06)      (0.07)      (0.10)           -
      Net realized gain on securities.....                 -           -           -      (0.05)           -
                                                 -----------------------------------------------------------
Total distributions.......................            (0.04)      (0.06)      (0.07)      (0.15)           -
                                                 -----------------------------------------------------------
Net asset value, end of period............             $7.38       $8.65       $9.77      $11.90      $10.20
                                                 -----------------------------------------------------------
Total return..............................       (14.25)%(b)    (10.88)%    (17.27)%      18.13%       2.00%
                                                 -----------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...               $33         $44         $35         $36          $3
Ratio of expenses to average net assets...             1.14%       1.14%       1.11%       0.85%       0.85%
Ratio of net investment income (loss)
   to average net assets..................             0.31%       0.75%       0.75%       1.53%       1.90%
Portfolio turnover rate...................             2%(b)         17%         10%          6%          6%

(a)The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.
(b)Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TECHNOLOGY FUND


-------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               DECEMBER 31, 2002   FOR THE PERIODS ENDED JUNE 30,
                                                  (UNAUDITED)     2002         2001      2000(a)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period......             $2.54       $4.38      $10.08      $10.00
                                                 ------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............                 -           -           -           -
      Net realized and unrealized gain
         (loss) on securities.............            (0.50)      (1.84)      (5.70)        0.08
                                                 ------------------------------------------------
   Total from investment operations.......            (0.50)      (1.84)      (5.70)        0.08
                                                 ------------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............                 -           -           -           -
      Net realized gain on securities.....                 -           -           -           -
                                                 ------------------------------------------------
   Total distributions....................                 -           -           -           -
                                                 ------------------------------------------------
Net asset value, end of period............             $2.04       $2.54       $4.38      $10.08
                                                 ------------------------------------------------
Total return..............................       (19.69)%(d)    (42.01)%    (56.55)%    0.80%(d)
                                                 ------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...                $8         $10         $14          $5
Ratio of expenses to average net assets...             1.10%       1.10%       1.10%       1.10%
Ratio of net investment income (loss) to
      average net assets..................           (0.92)%     (0.72)%     (0.06)%     (0.13)%
Portfolio turnover rate...................            84%(d)        154%        170%         10%

UMB SCOUT ENERGY FUND (Formerly the UMB Scout Capital Preservation Fund)(b)


-------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                               DECEMBER 31, 2002                FOR THE PERIODS ENDED JUNE 30,
                                                  (UNAUDITED)      2002       2001         2000        1999       1998(c)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......             $9.18       $9.57       $9.59       $9.76       $9.74      $10.00
                                                 -----------------------------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income...............              0.04        0.12        0.28        0.20        0.17        0.07
      Net realized and unrealized gain (loss)
         on securities....................            (0.98)      (0.40)        0.17      (0.15)        0.08      (0.33)
                                                 -----------------------------------------------------------------------
   Total from investment operations.......            (0.94)      (0.28)        0.45        0.05        0.25      (0.26)
                                                 -----------------------------------------------------------------------
   Distributions from:
   -------------------
      Net investment income...............            (0.05)      (0.11)      (0.31)      (0.20)      (0.21)           -
      Net realized gain on securities.....                 -           -      (0.16)      (0.02)      (0.02)           -
                                                 -----------------------------------------------------------------------
   Total distributions....................            (0.05)      (0.11)      (0.47)      (0.22)      (0.23)           -
                                                 -----------------------------------------------------------------------
Net asset value, end of period............             $8.19       $9.18       $9.57       $9.59       $9.76       $9.74
                                                 -----------------------------------------------------------------------
Total return..............................       (10.20)%(d)     (2.87)%       4.64%       0.58%       2.70%  (2.60)%(d)
                                                 -----------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...                $1          $2          $1          $1          $1          $1
Ratio of expenses to average net assets...             0.85%       0.85%       0.85%       0.84%       0.83%       0.85%
Ratio of net investment income to
   average net assets.....................             1.09%       1.39%       2.86%       2.62%       2.44%       3.26%
Portfolio turnover rate...................            34%(d)         56%        121%         13%         95%          7%

(a)The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.
(b)Effective July 2, 2001, the UMB Scout Capital Preservation Fund was reorganized as the UMB Scout Energy Fund and certain investment policies were changed.
(c)The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.
(d)Not annualized.

See accompanying Notes to Financial Statements.
                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BALANCED FUND

------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                DECEMBER 31, 2002                FOR THE PERIODS ENDED JUNE 30,
                                                   (UNAUDITED)     2002        2001       2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............       $8.19       $8.66       $9.23      $10.17      $10.91      $10.72
                                                  ----------------------------------------------------------------------
   Income from investment operations:
   ----------------------------------
      Net investment income.....................        0.07        0.23        0.99        0.14        0.38        0.43
      Net realized and unrealized gain
         (loss) on securities...................      (0.39)      (0.52)      (0.55)      (0.58)      (0.21)        0.54
                                                  ----------------------------------------------------------------------
   Total from investment operations.............      (0.32)      (0.29)        0.44      (0.44)        0.17        0.97
                                                  ----------------------------------------------------------------------
   Distributions from:
   -------------------
      Net investment income.....................      (0.04)      (0.18)      (1.01)      (0.13)      (0.41)      (0.45)
      Net realized gain on securities...........           -           -           -      (0.37)      (0.50)      (0.33)
                                                  ----------------------------------------------------------------------
   Total distributions..........................      (0.04)      (0.18)      (1.01)      (0.50)      (0.91)      (0.78)
                                                  ----------------------------------------------------------------------
Net asset value, end of period..................       $7.83       $8.19       $8.66       $9.23      $10.17      $10.91
                                                  ----------------------------------------------------------------------
Total return....................................  (3.86)%(a)     (3.32)%       4.45%     (4.33)%       1.89%       9.38%
                                                  ----------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions).........          $1          $1          $2          $4          $5          $8
Ratio of expenses to average net assets.........       0.85%       0.85%       0.85%       0.87%       0.87%       0.85%
Ratio of net investment income to
   average net assets...........................       1.97%       2.26%       2.61%       3.16%       3.48%       3.78%
Portfolio turnover rate.........................      31%(a)         51%        127%         44%         95%         15%

(a)Not annualized.

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BOND FUND

----------------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                     DECEMBER 31, 2002            FOR THE PERIODS ENDED JUNE 30,
                                        (UNAUDITED)   2002      2001      2000      1999       1998
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $11.54    $11.15    $10.71    $10.95    $11.21    $10.98
                                         -----------------------------------------------------------
  Income from investment operations:
  ----------------------------------
     Net investment income..............      0.27      0.57      0.60      0.55      0.62      0.62
     Net realized and unrealized
        gain (loss) on securities.......      0.39      0.39      0.44    (0.18)    (0.26)      0.23
                                         -----------------------------------------------------------
  Total from investment operations .....      0.66      0.96      1.04      0.37      0.36      0.85
                                         -----------------------------------------------------------
  Distributions from:
  -------------------
     Net investment income..............    (0.27)    (0.57)    (0.60)    (0.61)    (0.62)    (0.62)
     Net realized gain on securities....    (0.22)         -         -         -         -         -
                                         -----------------------------------------------------------
  Total distributions ..................    (0.49)    (0.57)    (0.60)    (0.61)    (0.62)    (0.62)
                                         -----------------------------------------------------------
Net asset value, end of period..........    $11.71    $11.54    $11.15    $10.71    $10.95    $11.21
                                         -----------------------------------------------------------
Total return............................  5.76%(b)     8.76%     9.94%     3.54%     3.13%     7.93%
                                         -----------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions).       $74       $74       $70       $65       $72       $78
Ratio of expenses to average net assets.     0.87%     0.91%     0.86%     0.87%     0.87%     0.87%
Ratio of net investment income to average
  net assets ...........................     4.54%     4.98%     5.47%     5.73%     5.48%     5.61%
Portfolio turnover rate.................    34%(b)       54%       40%       30%       23%       12%

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND


-----------------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      DECEMBER 31, 2002           FOR THE PERIODS ENDED JUNE 30,
                                         (UNAUDITED)  2002      2001      2000       1999     1998(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $10.09     $9.98     $9.67     $9.80     $9.94    $10.00
                                          ----------------------------------------------------------
  Income from investment operations:
  ----------------------------------
     Net investment income..............      0.16      0.37      0.41      0.40      0.40      0.13
     Net realized and unrealized gain
     (loss) on securities...............      0.06      0.11      0.31    (0.13)    (0.14)    (0.06)
                                          ----------------------------------------------------------
  Total from investment operations .....      0.22      0.48      0.72      0.27      0.26      0.07
                                          ----------------------------------------------------------
  Distributions from:
  -------------------
     Net investment income..............    (0.16)    (0.37)    (0.41)    (0.40)    (0.40)    (0.13)
     Net realized gain on securities....         -         -         -         -         -         -
                                          ----------------------------------------------------------
  Total distributions ..................    (0.16)    (0.37)    (0.41)    (0.40)    (0.40)    (0.13)
                                          ----------------------------------------------------------
Net asset value, end of period..........    $10.15    $10.09     $9.98     $9.67     $9.80     $9.94
                                          ----------------------------------------------------------
Total return............................  2.17%(b)     4.86%     7.59%     2.92%     2.62%  0.62%(b)
                                          ----------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions).        $8        $7        $7        $7        $8        $6
Ratio of expenses to average net assets.     0.52%     0.52%     0.50%     0.50%     0.50%     0.50%
Ratio of net investment income to
  average net assets ...................     3.02%     3.63%     4.12%     4.19%     4.01%     4.33%
Portfolio turnover rate.................    41%(b)       44%        7%        7%       12%        4%

(a) The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Not annualized.

See accompanying Notes to Financial Statements.
                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND

-------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 DECEMBER 31, 2002          FOR THE PERIODS ENDED JUNE 30,
                                                   (UNAUDITED)    2002      2001        2000    1999      1998
-------------------------------------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value, beginning of period....               $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                                    ----------------------------------------------------------
  Income from investment operations:
  ----------------------------------
     Net investment income..............                0.01      0.02      0.05      0.05      0.05      0.05
  Distributions from:
  -------------------
     Net investment income..............              (0.01)    (0.02)    (0.05)    (0.05)    (0.05)    (0.05)
                                                    ----------------------------------------------------------
Net asset value, end of period..........               $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                                    ----------------------------------------------------------
Total return............................            0.56%(a)     1.91%     5.47%     5.24%     4.69%     5.16%
                                                    ----------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions).                $368      $353      $375      $303      $298      $303
Ratio of expenses to average net assets.               0.51%     0.51%     0.51%     0.50%     0.51%     0.51%
Ratio of net investment income to average
  net assets ...........................               1.11%     1.91%     5.30%     5.08%     4.58%     5.03%

UMB SCOUT MONEY MARKET FUND

-------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      DECEMBER 31, 2002              FOR THE PERIODS ENDED JUNE 30,
                                                         (UNAUDITED)   2002        2001       2000        1999      1998
-------------------------------------------------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value, beginning of period..................      $1.00      $1.00      $1.00        $1.00     $1.00     $1.00
                                                         --------------------------------------------------------------
     Income from investment operations:
     ----------------------------------
        Net investment income.........................       0.01       0.02       0.05         0.05      0.05      0.05
                                                         ---------------------------------------------------------------
     Distributions from:
     -------------------
        Net investment income.........................     (0.01)     (0.02)     (0.05)       (0.05)    (0.05)    (0.05)
                                                         --------------------------------------------------------------
Net asset value, end of period........................      $1.00      $1.00      $1.00        $1.00     $1.00     $1.00
                                                         --------------------------------------------------------------
Total return..........................................   0.58%(a)      1.94%      5.52%        5.37%     4.80%     5.24%
                                                         --------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)...............     $1,014       $938       $865         $707      $678      $556
Ratio of expenses to average net assets...............      0.50%      0.51%      0.50%        0.51%     0.51%     0.51%
Ratio of net investment income to average net assets..      1.15%      1.91%      5.33%        5.26%     4.72%     5.14%

(a) Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND

-------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                              DECEMBER 31, 2002                    FOR THE PERIODS ENDED JUNE 30,
                                                 (UNAUDITED)      2002           2001           2000     1999       1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
    beginning of period......................        $1.00         $1.00         $1.00          $1.00    $1.00      $1.00
                                                  ------------------------------------------------------------------------
    Income from investment operations:
    ----------------------------------

       Net investment income.................            -          0.01          0.03           0.03     0.03       0.03
                                                  ------------------------------------------------------------------------
    Distributions from:
    -------------------
       Net investment income.................            -        (0.01)        (0.03)         (0.03)   (0.03)     (0.03)
                                                  ------------------------------------------------------------------------
Net asset value, end of period...............        $1.00         $1.00         $1.00          $1.00    $1.00      $1.00
                                                  ------------------------------------------------------------------------
Total return.................................     0.42%(a)         1.23%         3.25%          3.18%    2.67%      3.11%
                                                  ------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (in
    millions)................................         $197          $175          $146           $116     $126       $123
Ratio of expenses to average net
    assets...................................        0.51%         0.51%         0.51%          0.53%    0.52%      0.54%
Ratio of net investment income
    to average net assets....................        0.83%         1.19%         3.17%          3.23%    2.66%      3.21%

(a) Not annualized.

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Kansas Tax-Exempt Bond Fund which is non-diversified. Prior to July 2001, the Small Cap Fund was known as the Regional Fund and the Energy Fund was known as the Capital Preservation Fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sales are reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY - Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities - at the closing rate of exchange on December 31, 2002.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

As of June 30, 2002, the following Funds had net capital loss carryovers:


                                                                                                          MONEY     MONEY     TAX
                                                                                                         MARKET    MARKET     FREE
                                             STOCK     EQUITY  WORLDWIDE                                  FUND      FUND     MONEY
                                   STOCK     SELECT    INDEX     SELECT TECHNOLOGY   ENERGY   BALANCED   FEDERAL    PRIME    MARKET
(in thousands)                     FUND       FUND      FUND      FUND     FUND       FUND      FUND    PORTFOLIO PORTFOLIO   FUND
----------------------------------------------------------------------------------------------------------------------------------
For losses expiring June 30,
      2002..............              $-        $-        $-        $-        $-        $-        $-        $7        $-        $-
      2003..............               -         -         -         -         -         -         -        27        29         6
      2004..............               -         -         -         -         -         -         -         -         -         -
      2005..............               -         -         -         -         -         -         -         -         -        23
      2006..............               -         -         -         -         -         -         -         -         -         -
      2007..............               -         -         -         -         -         -         -         -         -         -
      2008..............               -       187         -         -        37         -         -         -         -         -
      2009..............               -       299         -       173       461         -       134         -         -         -
      2010..............              47       526        63       167     7,319        19        76         -         -         -
                                   -----------------------------------------------------------------------------------------------
Total ..................             $47    $1,012       $63      $340    $7,817       $19      $210       $34       $29       $29
                                   -----------------------------------------------------------------------------------------------

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2002, Stock, Stock Select, Equity Index, WorldWide, WorldWide Select, Technology, Energy, Balanced and Tax-Free Money Market Funds had (in thousands) $3,608, $1,484, $452, $22,709, $4,748, $1,712, $66, $41 and $22,
respectively, of post-October losses, which are deferred until 2003 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

Accordingly, at December 31, 2002, reclassifications (in thousands) were recorded to increase (decrease) capital by $(8), $(38) and $(7), increase (decrease) net investment income (loss) by $8, $38 and $0, and increase (decrease) net realized gain (loss) on investment by $0, $0 and $7, for the Stock, Technology and Money Market Funds - Federal Portfolio, respectively.

For federal income tax purposes, the Small Cap, Bond and Kansas Tax-Exempt Bond Funds designated capital gain dividends of (in thousands) $417, $1,339 and $2, respectively, for the six months ended December 31, 2002.

For federal income tax purposes, Kansas Tax-Exempt Bond and Tax-Free Money Market Funds designated tax-exempt income dividends of (in thousands) $114 and $833, respectively, for the six months ended December 31, 2002.

Dividends paid by the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds during the fiscal year ended June 30, 2002, which are not designated as capital gain distributions, should be multiplied by 100%, 100%, 100%, 100%, 1.00%, 1.31%, 86.07% and 33.48%,
respectively, to arrive at the net amount eligible for the corporate dividend-received deduction.

AMORTIZATION - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ESTIMATES - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                         Continued on next page.
-------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS - The aggregate amounts of security transactions during the six months ended December 31, 2002, excluding repurchase agreements and commercial paper, were as follows:

                                        OTHER THAN
                                      U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                          SECURITIES        SECURITIES
------------------------------------------------------------------------
STOCK FUND:
 Purchases.........................        $15,836             $-
 Sale/Maturity proceeds............        $27,211             $-

STOCK SELECT FUND:
 Purchases.........................         $5,372             $-
 Sale/Maturity proceeds............         $3,238             $-

EQUITY INDEX FUND:
 Purchases.........................         $8,135             $-
 Sale/Maturity proceeds............         $9,413             $-

SMALL CAP FUND:
 Purchases.........................        $11,218             $-
 Sale/Maturity proceeds............         $7,613             $-

WORLDWIDE FUND:
 Purchases.........................        $51,052             $-
 Sale/Maturity proceeds............        $28,564             $-

WORLDWIDE SELECT FUND:
 Purchases.........................           $614             $-
 Sale/Maturity proceeds............         $4,786             $-

                                         OTHER THAN
                                       U.S. GOVERNMENT  U.S. GOVERNMENT
(in thousands)                           SECURITIES        SECURITIES
------------------------------------------------------------------------
TECHNOLOGY FUND:
 Purchases.........................         $7,123             $-
 Sale/Maturity proceeds............         $6,482             $-

ENERGY FUND:
 Purchases.........................           $515             $-
 Sale/Maturity proceeds............           $387            $71

BALANCED FUND:
 Purchases.........................           $198           $135
 Sale/Maturity proceeds............            $97           $226

BOND FUND:
 Purchases.........................         $8,598        $16,455
 Sale/Maturity proceeds............         $9,690        $18,561

KANSAS TAX-EXEMPT BOND FUND:
 Purchases.........................         $3,272             $-
 Sale/Maturity proceeds............         $3,066             $-

The aggregate amounts of security transactions during the six months ended December 31, 2002 for the money market funds were as follows:

                                       OTHER THAN
                                    U.S. GOVERNMENT  U.S. GOVERNMENT
(in thousands)                         SECURITIES      SECURITIES
------------------------------------------------------------------------
FEDERAL PORTFOLIO MONEY MARKET FUND:
 Purchases.........................             $-     $2,193,221
 Sale/Maturity proceeds............             $-     $2,180,815

PRIME PORTFOLIO MONEY MARKET FUND:
 Purchases.........................     $7,462,469       $718,257
 Sale/Maturity proceeds............     $7,498,217       $612,098

                                         OTHER THAN
                                      U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                           SECURITIES        SECURITIES
------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND:
 Purchases.........................       $460,015             $-
 Sale/Maturity proceeds............       $435,850             $-

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
At December 31, 2002, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

                                                                 STOCK                SMALL               WORLDWIDE
                                                       STOCK    SELECT  EQUITY INDEX   CAP    WORLDWIDE    SELECT     TECHNOLOGY
(in thousands)                                         FUND      FUND       FUND      FUND      FUND        FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation.........................       $12,125      $923     $1,422    $4,891    $30,554      $1,676      $606
Unrealized depreciation.........................      (11,016)   (2,194)   (14,792)   (3,706)   (59,898)     (9,691)   (1,373)
                                                       ----------------------------------------------------------------------
Net unrealized appreciation (depreciation)......        $1,109  $(1,271)  $(13,370)    $1,185  $(29,344)    $(8,015)    $(767)
                                                       ----------------------------------------------------------------------
Cost of securities on a tax basis...............       $82,411   $15,143    $50,965   $36,620   $382,882     $40,676    $8,930
                                                       ----------------------------------------------------------------------


                                                                                                 MONEY     MONEY
                                                                                                 MARKET    MARKET      TAX-FREE
                                                                                     KANSAS       FUND      FUND        MONEY
                                                       ENERGY    BALANCED   BOND   TAX-EXEMPT   FEDERAL    PRIME        MARKET
(in thousands)                                          FUND       FUND     FUND   BOND FUND   PORTFOLIO PORTFOLIO       FUND
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation.........................          $54       $53     $4,377      $245         $-          $-        $-
Unrealized depreciation.........................        (122)      (98)        (1)         -          -           -         -
                                                       ----------------------------------------------------------------------
Net unrealized appreciation (depreciation)......        $(68)     $(45)     $4,376      $245         $-          $-        $-
                                                       ----------------------------------------------------------------------
Cost of securities on a tax basis...............       $1,498    $1,117    $68,382    $7,285   $368,747  $1,014,926  $199,237
                                                       ----------------------------------------------------------------------


The tax character of distributions paid during the six months ended December 31, 2002 and fiscal year ended June 30, 2002 were as follows:
                                     STOCK FUND       STOCK SELECT FUND   EQUITY INDEX FUND     SMALL CAP FUND      WORLDWIDE FUND
                                    ------------     -------------------  -----------------    ----------------     --------------
                                   SIX      FISCAL      SIX      FISCAL     SIX     FISCAL      SIX      FISCAL     SIX    FISCAL
(in thousands)                    MONTHS     YEAR      MONTHS     YEAR    MONTHS     YEAR      MONTHS     YEAR    MONTHS    YEAR
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income.................... $216      $701       $65       $80      $344      $355       $21      $257    $1,508    $2,630
Net long-term capital gains........    -     1,291         -         -         -        42       417         -         -       167
                                   -----------------------------------------------------------------------------------------------
Total taxable distributions........  216     1,992        65        80       344       397       438       257     1,508     2,797
Exempt Interest....................    -         -         -         -         -         -         -         -         -         -
                                   -----------------------------------------------------------------------------------------------
Total distributions paid........... $216    $1,992       $65       $80      $344      $397      $438      $257    $1,508    $2,797
                                   -----------------------------------------------------------------------------------------------

                                      WORLDWIDE
                                     SELECT FUND       TECHNOLOGY FUND       ENERGY FUND         BALANCED FUND        BOND FUND
                                     ------------      ----------------     ------------         -------------       -----------
                                    SIX      FISCAL      SIX      FISCAL     SIX     FISCAL      SIX     FISCAL      SIX     FISCAL
(in thousands)                     MONTHS     YEAR     MONTHS      YEAR    MONTHS     YEAR      MONTHS    YEAR     MONTHS     YEAR
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income.................... $163      $252        $-        $-        $9       $18        $6       $24    $1,707    $3,623
Net long-term capital gains........    -         -         -         -         -         -         -         -     1,339         -
                                   -----------------------------------------------------------------------------------------------
Total taxable distributions........  163       252         -         -         9        18         6        24     3,046     3,623
Exempt Interest....................    -         -         -         -         -         -         -         -         -         -
                                   -----------------------------------------------------------------------------------------------
Total distributions paid........... $163      $252        $-        $-        $9       $18        $6       $24    $3,046    $3,623
                                   -----------------------------------------------------------------------------------------------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2002

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 2002 (UNAUDITED)

                                            KANSAS TAX-EXEMPT MONEY MARKET FUND  MONEY MARKET FUND           TAX-FREE
                                                BOND FUND     FEDERAL PORTFOLIO   PRIME PORTFOLIO       MONEY MARKET FUND
                                             ---------------  ----------------   ------------------     ------------------
                                              SIX    FISCAL      SIX     FISCAL       SIX    FISCAL        SIX     FISCAL
(in thousands)                              MONTHS    YEAR     MONTHS     YEAR      MONTHS    YEAR       MONTHS     YEAR
------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income .................             $1        $1    $2,047    $7,202    $5,989   $18,032        $-        $-
  Net long-term capital gains .....              2         -         -         -         -         -         -         -
                                           -----------------------------------------------------------------------------
Total taxable distributions........              3         1     2,047     7,202     5,989    18,032         -         -
  Exempt Interest .................            114       244         -         -         -         -       833     1,953
                                           -----------------------------------------------------------------------------
Total distributions paid...........           $117      $245    $2,047    $7,202    $5,989   $18,032      $833    $1,953
                                           -----------------------------------------------------------------------------

As of December 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                      STOCK    EQUITY     SMALL             WORLDWIDE
                                            STOCK    SELECT     INDEX      CAP   WORLDWIDE   SELECT  TECHNOLOGY
(in thousands)                              FUND      FUND      FUND      FUND     FUND       FUND      FUND
---------------------------------------------------------------------------------------------------------------
Undistributed ordinary income......           $365        $5        $1       $27    $(416)     $(48)        $-
Undistributed long-term
  capital gains ...................              -         -         -         -         -         -         -
                                           -------------------------------------------------------------------
Tax accumulated earnings...........            365         5         1        27     (416)      (48)         -
Accumulated capital and other
  losses ..........................        (4,789)   (3,925)   (3,083)   (2,352)  (36,823)   (7,684)  (14,488)
Unrealized appreciation
  (depreciation) ..................          1,110   (1,271)  (13,370)     1,185  (29,345)   (8,015)     (767)
                                           -------------------------------------------------------------------
Book accumulated earnings
  (deficit) .......................       $(3,314)  $(5,191) $(16,452)  $(1,140) $(66,584) $(15,747) $(15,255)
                                           -------------------------------------------------------------------

                                                                                     MONEY     MONEY
                                                                                    MARKET    MARKET    TAX-FREE
                                                                         KANSAS      FUND      FUND      MONEY
                                           ENERGY    BALANCED   BOND   TAX-EXEMPT   FEDERAL    PRIME     MARKET
(in thousands)                              FUND       FUND     FUND    BOND FUND  PORTFOLIO PORTFOLIO    FUND
---------------------------------------------------------------------------------------------------------------
Undistributed ordinary income......             $-       $10        $1        $-        $-        $-        $-
Undistributed long-term
  capital gains ...................              -         -         -         -         -         -         -
                                           -------------------------------------------------------------------
Tax accumulated earnings...........              -        10         1         -         -         -         -
Accumulated capital and
  other losses ....................          (150)     (270)      (24)         -      (30)      (27)      (54)
Unrealized appreciation
  (depreciation) ..................           (68)      (45)     4,376       245         -         -         -
                                           -------------------------------------------------------------------
Book accumulated earnings
  (deficit) .......................         $(218)    $(305)    $4,353      $245     $(30)     $(27)     $(54)
                                           -------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

3. MANAGEMENT FEES - Scout Investment Advisors, Inc. is the Funds' manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Funds are taxes, interest, directors and officers insurance policy premiums, fees and the other charges of governments and their agencies, and for qualifying the fund shares for sale, special accounting and legal fees and brokerage commissions. Each of the Funds was subject to the following management fees:

Stock, Stock Select, Small Cap, Energy, Balanced and Bond - 0.85% of average daily net assets.

WorldWide and WorldWide Select - 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Kansas Tax-Exempt Bond, Prime Portfolio Money Market, Federal Portfolio Money Market and Tax-Free Money Market - 0.50% of average daily net assets.

Equity Index - 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2003 so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver did not result in any change to the per share net investment income for the six months ended December 31, 2002.

Technology - 1.50% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2003 so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets. The fee waiver did not result in any change to the per share net investment loss for the six months ended December 31, 2002.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Funds' custodian, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Funds to ensure that the collateral is sufficient to protect the Funds in the event of default by the seller.

--------------------------------------------------------------------------------
DECEMBER 31, 2002

                      This page left blank intentionally.

  This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund,
 UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market
Fund and UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                            Scout Funds Prospectus.

   The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMB Bank, n.a.

UMB SCOUT FUNDS
100% No-Load Mutual Funds

 Stock Fund
 Stock Select Fund
 Equity Index Fund
 Small Cap Fund
 WorldWide Fund
 WorldWide Select Fund
 Technology Fund
 Energy Fund
 Balanced Fund
 Bond Fund
 Kansas Tax-Exempt Bond Fund*
 Money Market Fund
 Tax-Free Money Market Fund

 *Available only to residents of Kansas and Missouri.

INVESTMENT ADVISOR AND MANAGER
 Scout Investment Advisors, Inc.
 Kansas City, Missouri

AUDITORS
 BKD, LLP
 Kansas City, Missouri

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 Philadelphia, Pennsylvania

CUSTODIAN
 UMB Bank, n.a.
 Kansas City, Missouri

DISTRIBUTOR
 UMB Distribution Services, LLC
 Milwaukee, Wisconsin

TRANSFER AGENT
 UMB Fund Services, Inc.
 Milwaukee, Wisconsin

                                     LOGO(R)
                               UMB | SCOUT FUNDS
                                 P.O. Box 1241
                            Milwaukee, WI 53201-1241

                            ------------------------
                             TOLL FREE 800-996-2862
                            ------------------------

                             www.umbscoutfunds.com

              "UMB," "Scout" and the "Scout" design are registered
                  service marks of UMB Financial Corporation.



----------------------
      PRSRT STD
    U.S. POSTAGE
        PAID
  KANSAS CITY MO
   PERMIT NO. 69
----------------------

                                                                     SC-410-0203